UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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DUKE ENERGY CORPORATION

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Welcome to the Duke Energy
Annual Meeting
of Shareholders
March 14, 2025
Dear Fellow Shareholders:
I am pleased to invite you to Duke Energy’s Annual Meeting to be held on Thursday, May 1, 2025, at 1:00 p.m. Eastern time. We look forward to updating you on our accomplishments in 2024, focus areas for 2025, and the path forward for Duke Energy.
2024 was a year of execution. We made meaningful progress on our strategic priorities, including advancing new generation and transmission investments and building on our track record of constructive regulatory outcomes. 2024 was also largely defined by our response to a historic hurricane season. I am proud of how our teammates worked around the clock to restore 5.5 million outages as quickly and safely as possible and rebuilt large portions of our system in a matter of days.
I assume the role of CEO at a pivotal time for our Company. In 2025, our focus will be on powering today’s economy – one that is evolving thanks to the growth in United States manufacturing, expanded energy use, and advancements in technologies. Our job is to serve this demand and continue to deliver value for our stakeholders. Meeting this growth will require three things – continuing to put customers’ needs at the forefront, maintaining an “all of the above” generation strategy, and modernizing regulatory reforms and policies to drive new opportunities.
Today’s Duke Energy is in a strong and enviable position, and our strategy remains the same – to continue the modernization of our generation and transmission for a new era of growing and dynamic energy demand. We are a fully regulated company operating in growing jurisdictions with modernized regulatory constructs all of which are underpinned by our over 26,000 teammates’ unwavering focus on customers, safety, and operational excellence. We have line of sight to accelerating load growth and are investing for the future.
This proxy statement contains information about our Board’s oversight of Duke Energy’s strategy, performance, and risks, as well as our sustainable business practices and commitment to our employees, whose dedication contributes to our high customer satisfaction ratings and continued operational excellence. It also describes the outreach we had in 2024 with you – our fellow shareholders – and how that feedback has influenced the work that we are doing at Duke Energy.
Annual Meeting Details
This year’s Annual Meeting will once again be held exclusively via live webcast. The online format has successfully expanded our ability to connect with shareholders from all over the world while still providing you the same opportunities to vote and ask questions that you would have had at an in-person meeting, including by submitting questions in writing in advance of the Annual Meeting on our pre-meeting forum at www.proxyvote.com. An audio broadcast of the Annual Meeting will also be available by phone toll-free at 877.328.2502. Details regarding how to participate in the Annual Meeting via live webcast, as well as the items to be voted on, are described in the accompanying Notice of Annual Meeting of Shareholders, “Rules of Conduct for the Annual Meeting” on page 1 of this proxy statement, and in the “Frequently Asked Questions and Answers About the Annual Meeting” on page 85 of this proxy statement.
Please review this proxy statement prior to voting as it contains important information relating to the business of the Annual Meeting. Page 86 of this proxy statement contains instructions on how you can vote your shares online, by phone, or by mail. We encourage you to vote and share your feedback with us and hope you can participate in the Annual Meeting.
Thank you for your continued investment in Duke Energy.
Sincerely,
Harry K. Sideris
President and Incoming CEO

Letter from the Board of Directors
Dear Fellow Shareholders:
As Duke Energy’s independent directors, we are honored to share how the Board is working to ensure sound governance, effective leadership, and sustained value creation for our shareholders. Thank you for the trust you place in us.
Leadership Transition and Board Oversight
One of our most critical responsibilities as independent directors is selecting the right leadership for the future of Duke Energy. Consistent with our well-established and long-term succession planning process, on January 13, 2025, we announced that we had elected Harry K. Sideris, our current President and a 29-year veteran of our Company, as President and CEO and as a member of our Board effective April 1, 2025. We also announced that Theodore F. Craver, Jr. will transition from Lead Independent Director to Independent Chair of the Board effective April 1, 2025. We are extremely grateful to Lynn J. Good, our current CEO and Chair of the Board, who will be retiring effective April 1, 2025, after successfully leading our Company for more than 11 years as our CEO. These changes reflect the Board’s ongoing focus on maintaining strong governance practices and supporting a seamless leadership transition.
Board Refreshment and Stakeholder Engagement
Board refreshment, Board diversity, and meaningful Board succession planning remain a key focus for our Board. Our current Board is a diverse, distinguished group of professionals with a wide array of experiences, skills, and qualifications. We have undertaken significant Board refreshment efforts in recent years with half of our current nominees for director having joined the Board in the last five years. We also continued our annual shareholder engagement program during the spring and fall, having conversations during the year with shareholders holding approximately 40% of our outstanding shares of common stock, as well as other stakeholder groups. We held numerous conversations with shareholders and stakeholders outside of our shareholder engagement program, and the feedback we have gathered from these engagements has helped the Board shape our policies, practices, and disclosures.
Strategic Priorities and Long-Term Value
As the energy industry continues to evolve and as we project significant load growth in our service territories over the coming years, our Company remains committed to implementing our business strategy to meet the Company’s strategic priorities, including its energy transition, modernization of infrastructure, and investments in innovative technologies. At each Board meeting and during our ongoing strategy sessions, we contribute to the Company’s strategic plan by engaging senior leaders in robust discussions about business strategy, priorities, and risks and opportunities, as we look to position Duke Energy as a leader in the evolving energy landscape while delivering sustainable long-term value for our shareholders, customers, and employees.
Thank you for your continued support of our Company. We look forward to continuing our dialogue with shareholders at the 2025 Annual Meeting and throughout the year.
Sincerely,
Derrick Burks Annette K. Clayton Theodore F. Craver, Jr. Robert M. Davis Caroline Dorsa	W. Roy Dunbar Nicholas C. Fanandakis John T. Herron Idalene F. Kesner	E. Marie McKee Michael J. Pacilio Thomas E. Skains William E. Webster, Jr.

Notice of 2025 Annual Meeting of Shareholders
Items of Business		Board’s Voting Recommendation
1	Election of Directors
2	Ratification of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2025
3	Advisory vote to approve Duke Energy’s named executive officer compensation
4	Shareholder proposal regarding support simple majority vote
5	Shareholder proposal regarding a net-zero audit
6	Any other business that may properly come before the meeting (or any adjournment or postponement of the meeting)
Vote Now
By Internet	By Mailing Your Proxy Card
Visit 24/7 www.proxyvote.com	Vote, sign your proxy card, and mail free of postage
By Phone	Participate in the Annual Meeting
Call toll-free 24/7 at 800.690.6903 or by calling the number provided by your broker, bank, or other nominee if your shares are not registered in your name
Attend the annual meeting at
www.virtualshareholdermeeting.
com/DUK2025
and vote during the Annual
Meeting.
You will need the 16-digit control
number, which can be found on
your Notice, on your proxy card,
and on the instructions that
accompany your proxy materials

Meeting Date: May 1, 2025
Record Date: March 3, 2025
Only holders of record of Duke Energy common stock as of the close of business on the record date are entitled to participate in, vote, and ask questions at the Annual Meeting.
Webcast: www.virtualshareholdermeeting.com/DUK2025
To participate in the Annual Meeting via live webcast at www.virtualshareholdermeeting.com/DUK2025, you will need the 16-digit control number, which can be found on your Notice, on your proxy card, and on the instructions that accompany your proxy materials. Those who are not shareholders as of the record date may view the Annual Meeting as guests.
The Annual Meeting will begin promptly at 1:00 p.m. Eastern time. Online check-in will begin at 12:30 p.m. Eastern time.
Audio Broadcast:
Shareholders and guests may also listen to an audio broadcast of the Annual Meeting by phone toll-free at 877.328.2502.

Pre-Meeting Information:
On our pre-meeting forum at www.proxyvote.com, shareholders of record can submit questions in writing in advance of the Annual Meeting, access copies of proxy materials, and vote. Because we will be providing our proxy materials to our shareholders electronically, most of our shareholders will receive only the Notice containing instructions on how to access the proxy materials electronically and vote online, by phone, or by mail. If you would like to request paper copies of the proxy materials, you may follow the instructions in your Notice.
Dated: March 14, 2025	By order of the Board of Directors,

Kodwo Ghartey-Tagoe Executive Vice President, Chief Legal Officer and Corporate Secretary

DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

RULES OF CONDUCT FOR THE ANNUAL MEETING

Duke Energy strives to provide our shareholders at the online-only Annual Meeting the same rights that they would have had at an in-person meeting and an enhanced opportunity for participation and discourse.
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Shareholders who have submitted a proposal for the Annual Meeting are given the choice of recording the presentation of their proposal in advance or presenting their proposal live via a third-party operated telephone line.

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During the presentation of shareholder proposals, each presenter will have three minutes to present the proposal and supporting statement, whether presented live or in pre-recorded form. The presenter should restrict their comments to the shareholder proposal being presented.

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A representative of Broadridge Financial Solutions has been appointed as the independent inspector of elections.

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Shareholders as of the record date who would like to submit questions in writing in advance of the Annual Meeting may do so by visiting our pre-meeting forum at www.proxyvote.com using their 16-digit control number.

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Shareholders participating in the Annual Meeting live via webcast may also submit questions in writing during the Annual Meeting. Shareholders are encouraged to provide their name and contact information in case the Company needs to contact them after the Annual Meeting.

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Individuals who are not shareholders as of the record date who are interested in viewing or listening to the Annual Meeting will be allowed to check-in to www.virtualshareholdermeeting.com/DUK2025 to view the Annual Meeting as a guest or listen to the Annual Meeting toll-free at 877.328.2502.

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Questions submitted by shareholders will be read during the Annual Meeting unedited. Of course, questions that are of an inappropriate personal nature or that use offensive language will not be read at the Annual Meeting or posted on our website after the Annual Meeting. Questions regarding technical issues related to the Annual Meeting will be referred to technical support personnel to respond separately. Similarly, questions regarding the availability or location of proxy materials will be responded to separately.

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We will post answers to all questions received in advance of, or during, the Annual Meeting, including any questions that we do not answer during the Annual Meeting, on our website at investors.duke-energy.com/events-and-presentations/default.aspx under “05/01/2025 – Annual Meeting of Shareholders.” All unedited questions and the answers to those questions, as well as a video replay of the Annual Meeting, will be available on our website until the release of the proxy statement for the 2026 Annual Meeting.

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Questions on topics that have been previously asked and answered during the Annual Meeting will be answered after the Annual Meeting and posted on our website at investors.duke-energy.com/events-and-presentations/default.aspx under “05/01/2025 – Annual Meeting of Shareholders” along with all other submitted questions.

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The Question and Answer portion of the Annual Meeting will end upon the earlier of 2:00 p.m Eastern time, or after all question topics that are not of an inappropriate nature have been answered.

GLOSSARY OF TERMS
To enhance the readability of this year’s proxy statement, we included a Glossary of Terms beginning on page 91, which includes all defined terms in this proxy statement.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 1

PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider. You should read the entire proxy statement carefully before voting. Page references and website addresses are supplied to help you find additional information in this proxy statement and elsewhere. Information provided on websites linked to this proxy statement is not incorporated by reference into this proxy statement.
Who We Are

Duke Energy, a Fortune 150 company headquartered in Charlotte, North Carolina, is one of the largest energy holding companies in the United States. We provide electricity to approximately 8.6 million retail electric customers in six states and natural gas distribution services to over 1.7 million customers in five states. We own approximately 55,139 MW of electric generating capacity within our regulated business in North Carolina, South Carolina, Indiana, Ohio, Kentucky, and Florida. Duke Energy is executing an ambitious strategy to meet our customers’ rapidly growing and evolving energy demands while maintaining system reliability and affordability. Duke Energy was recently named one of the “World’s Most Admired Companies” by Fortune Magazine for the eighth year in a row. More information about Duke Energy is available on our website at www.duke-energy.com.

Voting Information

	Board’s Voting Recommendation	Broker Non-Votes*	Abstentions	Votes Required for Approval
Proposal 1: Election of Directors (page 13)	FOR ALL	Do not count	Do not count	Majority of votes cast, with a resignation policy
Proposal 2: Ratification of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2025 (page 41)	FOR	Brokers have discretion to vote	Vote against	Majority of shares represented
Proposal 3: Advisory vote to approve Duke Energy’s named executive officer compensation (page 43)	FOR	Do not count	Vote against	Majority of shares represented
Proposal 4: Shareholder proposal regarding support simple majority vote (page 81)	FOR	Do not count	Vote against	Majority of shares represented
Proposal 5: Shareholder proposal regarding a net-zero audit (page 83)	AGAINST	Do not count	Vote against	Majority of shares represented

*
NYSE rules state that if your shares are held through a broker, bank, or other nominee, they cannot vote on nondiscretionary matters without your instruction.

2 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROXY SUMMARY
Our Core Values and Leadership Imperatives

Duke Energy’s purpose is to power the lives of our customers and the vitality of our communities. Alongside our purpose is our core set of values and leadership imperatives that, combined, act as our guide. Our core values are focused on safety, integrity, and service. Our leadership imperatives define our behavioral expectations and challenge us to become better. Together, our values and leadership imperatives influence how we make decisions and interact with each other, as well as with our customers and communities. Below are our leadership imperatives:
Our Strategy and Goals

At Duke Energy, our business strategy centers on meeting rapidly growing energy needs and powering the modern economy while delivering reliable and affordable energy to our customers and communities. To meet these goals, we are safely transforming and readying our system by investing in innovative technologies, replacing aging and less efficient generating resources, modernizing our gas and electric infrastructure, and integrating efficiency, resiliency, and demand management programs. The deployment of more modern critical infrastructure will not only meet our customers’ rapidly and evolving energy demands, but also reduce emissions.
As we transition our business to meet anticipated increased long-term demand while delivering more efficient sources of energy, we are focused on creating sustainable value for our customers and shareholders by leveraging business transformation to exceed customer expectations, optimizing investments to drive attractive shareholder returns, and providing new product offerings and solutions that deliver growth and customer value. Our approach enables us to meet our customers’ need for reliable and affordable energy while also mitigating our impact on the environment. As we continue along our journey to reach net-zero carbon emissions from electric generation by 2050, and net-zero methane by 2030, our progress will not be linear. To achieve these objectives, we are partnering with stakeholders, championing public policy that advances innovation, and continuing to leverage regulatory models that support the delivery of reliable energy, timely cost recovery, and affordable customer rates. As we pursue our business strategy, one corresponding benefit we can anticipate is that we will also achieve our net-zero emissions by 2050 goal.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 3

PROXY SUMMARY
Our Workforce

The energy industry is in the midst of a massive transformation, and Duke Energy needs an innovative, talented team of professionals who mirror the customers and communities we serve as a foundation for success. An empowered, engaged and inclusive workplace makes us a stronger Company and provides a competitive advantage for connecting with the ever-changing needs of our customers and communities.
26,413 Employees	19.3% Union	23.0% Women	20.6% People of Color
Creating a great place to work
At Duke Energy, inclusive actions drive business outcomes to create an environment where everyone thrives. We are intentional in how we attract, retain, and support our employees.
Support for Employee Well-Being
We support our employees physically, emotionally, and financially through our wellness and mental health programs and provide education, coaching, and incentives focused on improving our employees’ well-being. In addition, our employee assistance program provides support when it is needed and requested to help improve the resiliency of our employees and their families.

Learning and Development Programs
We are committed to providing learning and skill development solutions to help employees power their potential and support business transformation. Our programs help prepare our leaders and employees to meet the future challenges of our industry. In addition, we also provide ongoing performance feedback and development opportunities as an investment in our teammates, which is the key to our success as a company.

Fair Compensation
We are committed to providing market competitive and fair compensation by regularly reviewing employee pay. We conduct internal pay reviews and benchmarking against peer companies to ensure our pay is competitive.

Attracting High-Caliber Talent
We continuously evaluate our practices across the hiring life cycle to attract a talented workforce to deliver on our commitment to customers. This includes building relationships with four-year colleges and universities, as well as community colleges, where we support specific programs, such as training skilled lineworkers. These programs, as well as partnerships with community and professional organizations, strengthen our pipeline of high-quality and skilled talent to build the infrastructure required to meet the current and future needs of our customers.

Employee Engagement
Engaging in ongoing dialogue with our employees is one important way we are able to build a culture of transparency. Regular listening allows us to better understand employee perspectives, and to help guide our actions.

4 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROXY SUMMARY
2024 Business Highlights

In 2024, we successfully continued along our path for sustainable long-term growth. We worked collaboratively with stakeholders across our service territories to advance our strategy of transforming for the future – all built on our Company values and leadership imperatives. Our business highlights in 2024 include the following:
Financial Performance
•
We delivered adjusted EPS within our original adjusted earnings guidance range of $5.85 to $6.10 for the year; however, our adjusted EPS was below the target established under our STI plan for the year.

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2024 marked the 98th consecutive year we continued our dividend commitment to our shareholders.

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Our TSR in 2024 was 15.5% as compared to a TSR of 20.9% for the UTY.

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We received approval of constructive rate case settlements at Duke Energy Carolinas in South Carolina, Duke Energy Florida, and Piedmont Natural Gas in North Carolina.

Advancing Our Energy Modernization Strategy
•
Regulatory commissions in South Carolina and North Carolina approved our Carolinas Resource Plan. The NCUC approved CPCNs for the new natural gas facilities at Marshall and Roxboro. These approvals allow us to advance our near-term investments while maintaining affordability and reliability as we meet our states’ growing demand for power.
•
In Florida, we completed 300 MW of new solar projects in 2024, achieving our goal of 1,500 MW of solar generation in Florida by 2024.

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In Indiana, we filed an IRP in November after extensive stakeholder engagement. Our preferred scenario is designed to balance reliability and customer affordability. Plans for natural gas, renewables, and battery storage add diversity to our generation resources in the state.

Operational Excellence
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We responded with excellence to a historic hurricane season, assembling more than 20,000 resources from across the United States and Canada to restore power to approximately 5.5 million outages from three hurricanes across multiple jurisdictions.

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J.D. Power again ranked Piedmont Natural Gas No. 1 for residential customer satisfaction among large utilities in the 2024 Gas Utility Residential Customer Satisfaction Study. Piedmont earned the top ranking for the third year in a row, topping six other utilities in the South Region.

•
This was the 26th consecutive year of nuclear capacity factor exceeding 90%.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 5

PROXY SUMMARY
Shareholder Engagement Highlights

We have a long-standing history of engaging with, and responding to the feedback provided by, our shareholders and other stakeholders and value the deep relationships we have built. That feedback over time has greatly informed our compensation, stewardship, and governance programs. Given its success, we continued our shareholder outreach program in 2024, reaching out to and engaging with holders of approximately 40% of Duke Energy’s outstanding shares of common stock. We also sought to engage with every shareholder who requested to meet with us. These discussions included members of management and, in some instances, our CEO, President, or Lead Independent Director.

# Our Year Round Approach to Shareholder Engagement

## SUMMER

The Corporate Governance Committee reviews shareholder votes at our most recent Annual Meeting, as well as the results at other annual meetings globally, in order to stay in touch with current governance practices.

## FALL

We meet with shareholders to discuss topics of interest to our shareholders, including corporate governance practices, executive compensation, and our strategy and business performance, as well as to listen to any of their concerns and priorities.

## WINTER

The Corporate Governance Committee reviews the feedback from the fall shareholder meetings and discusses Duke Energy's corporate governance practices in light of those discussions.

## SPRING

We meet again with our shareholders to discuss the matters being voted on at the upcoming Annual Meeting and the Corporate Governance Committee reviews the feedback from the spring shareholder meetings.

The agenda for these conversations spanned a variety of topics:
•
Business and Strategy – Updates on our business performance and strategy, including financial results, growth targets, regulatory matters, and strategic initiatives, particularly as we are entering a period of heightened load growth, capital expenditure plan alignment, anticipated energy generation mix through 2050, and exploration of new technologies while keeping customer reliability and affordability top of mind;

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Regulatory and Jurisdictional Considerations – Review of relevant regulatory updates, including how we are balancing customer affordability and reliability with decarbonization-oriented regulations and legislation;

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Risk Management – How we are reviewing the long-term exposure, risk, and vulnerability to physical impacts of climate change to our assets, including increasing the resilience of our energy system for the last decade through storm hardening, smart grid technologies, capacity, and reliability projects;

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Shareholder Proposals – Including the shareholder proposals to be voted on at the 2025 Annual Meeting;

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Corporate Governance – Including our succession planning process, Board composition, refreshment, onboarding and education, review process, and risk oversight role of the Board;

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Executive Compensation – Alignment of our executive compensation program with our strategic, financial, and operational objectives, including goals and metrics; and

•
Policy Impacts – Our policy priorities and engagement initiatives in support of our business strategy.

6 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROXY SUMMARY
Duke Energy Actions and Disclosures in Response to Shareholder Feedback

Our Company values shareholder engagement. During the conversations we had in 2024, shareholders expressed appreciation for the pay for performance alignment in our compensation program, the clarity and detail in our executive compensation program disclosures, and that environmental, customer satisfaction, and safety metrics continue to be incorporated into our incentive plans. We greatly value the input shareholders provided and will continue our outreach efforts on a wide variety of topics.
In response to shareholder feedback asking for greater disclosure on how we are managing climate risk, in 2024 we published our Climate Resilience & Adaptation Study, available on our website at www.duke-energy.com, which assesses the physical risks of a changing climate and extreme weather across our system as a follow up to our 2023 study focused on our transmission and distribution system in the Carolinas.
Our Company has also prepared numerous disclosures, which are located on our website at www.duke-energy.com, that are provided, in part, in response to shareholder and other stakeholder feedback on areas of interest, some of which include:

•
Investor materials, including quarterly earnings presentations

•
Annual Impact Report

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2017, 2020, and 2022 Climate Reports, which are aligned with the recommendations of the TCFD

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Biannual Corporate Political Expenditures Report

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Annual Trade Associations Climate Review (included within the 2023 Impact Report)

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SASB disclosures (included within the 2023 Impact Report)

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EEI/AGA template disclosure

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GRI disclosures (included within the 2023 Impact Report)

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 7

PROXY SUMMARY
Corporate Governance Highlights (page 33)

Independence
•
Lead Independent Director* with clearly defined roles and responsibilities

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Independent directors meet in independent session at each regularly scheduled Board meeting

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Strict director independence standards

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13 out of 14 director nominees are independent

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Board committees are 100% independent

Shareholder Rights
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Ability for shareholders to nominate directors through proxy access

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Robust year-round shareholder engagement program, including director involvement

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Ability for shareholders to take action by less than unanimous written consent

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Ability for shareholders to call a special shareholder meeting

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Board responsive to shareholder proposals

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Each share of common stock is equal to one vote

Good Governance Practices
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Board plays major role in overseeing business strategy, risk management, succession planning, and people development

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Majority voting standards for directors with mandatory resignation policy and plurality carve out for contested elections

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Annual Board, committee, and director assessments

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Clearly defined environmental and social initiatives and goals

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Annual election of all directors

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Annual shareholder advisory vote on executive compensation

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Policy to prohibit all hedging and pledging of corporate securities

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Policy to clawback certain compensation

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Policy to prohibit insider trading

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Regular Board refreshment and robust director education program, which in 2024 covered a variety of topics, including, but not limited to, approaches for executing large capital expenditure projects, the potential impacts of artificial intelligence on the energy transition, and an overview of storm restoration efforts, including a site visit to one of our control centers set-up to focus on physical security, balancing generation to load, reservoir management, and outage restoration in impacted areas

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Stock ownership and retention requirements

•
Director overboarding policy, which provides that the maximum number of other public company boards our directors can serve on is four, without prior Board approval, and that neither the CEO nor Executive Chair, if any, may serve on any other company boards, other than nonprofit organizations, without Board approval. All directors are in compliance with this policy.

*
Effective April 1, 2025, our Chair and CEO roles will be separated when our current CEO and Chair of the Board, Lynn J. Good, retires, and our current Lead Independent Director, Theodore F. Craver, Jr., becomes Independent Chair of the Board.

8 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROXY SUMMARY
Executive Compensation Highlights (page 44)

Our executive compensation program is designed to:
1	Link Pay to Performance
2	Attract and Retain talented executive officers and key employees
3	Emphasize Performance-Based Compensation to motivate executives and key employees

4	Reward Individual Performance
5	Encourage Long-Term Commitment to Duke Energy and align the interests of executives with shareholders

We meet these objectives through the appropriate mix of compensation, including base salary, short-term incentives, and long-term incentives, consisting of performance shares and RSUs.
COMPENSATION COMPONENTS
	Base Salary	STI	LTI
Link pay to performance
Attract and retain talented executives and key employees
Emphasize performance-based compensation to motivate executives and key employees
Reward individual performance
Encourage long-term commitment to Duke Energy and align the interests of executives with shareholders
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 9

PROXY SUMMARY
Our Board Nominees (page 13)

Our Board regularly and diligently reviews its composition to ensure that its collective membership has the skills to meet the needs of our business and reflects a diversity of perspectives and experiences. All nominees have the highest level of professional integrity.
Name Independence, Age, Tenure Position	Gender Diversity	Racial or Ethnic Diversity	Other Public Boards	Audit	Compensation and People Development	Corporate Governance	Finance and Risk Management	Operations and Nuclear Oversight
Derrick Burks Independent, 68, 2022 Retired Managing Partner of Ernst & Young, LLP, Indianapolis office		X	Equity LifeStyle Properties, Inc. and Kite Realty Group Trust KRG	●			●
Annette K. Clayton Independent, 61, 2019 Retired Chairwoman and CEO, Schneider Electric North America	X		NXP Semiconductors N.V., Nordson Corporation, and OshKosh Corporation	●			●
Theodore F. Craver, Jr. Chair* Independent, 73, 2017 Retired Chairman, President and CEO, Edison International			Wells Fargo & Company		●	C
Robert M. Davis Independent, 58, 2018 Chairman and CEO, Merck & Co., Inc.			Merck & Co., Inc.			●	C
Caroline Dorsa Independent, 65, 2021 Retired Executive Vice President and CFO, Public Service Enterprise Group Incorporated	X		Biogen Inc. and Illumina, Inc.	●				●
W. Roy Dunbar Independent, 63, 2021 Retired Chairman and CEO of Network Solutions, LLC		X	Johnson Controls International, PLC, McKesson Corporation, and SiteOne Landscape Supply, Inc.		●			●
Nicholas C. Fanandakis Independent, 68, 2019 Retired Executive Vice President, DuPont de Nemours, Inc. (formerly DowDuPont, Inc.)			FTI Consulting, Inc.	C	●
John T. Herron Independent, 71, 2013 Retired President, CEO and Chief Nuclear Officer, Entergy Nuclear			None				●	C
Idalene F. Kesner Independent, 67, 2021 Dean Emerita, Indiana University Kelley School of Business	X		Berry Global Group, Inc. and Olympic Steel, Inc.			●	●
E. Marie McKee Independent, 74, 2012 Retired Senior Vice President, Corning Incorporated	X		None		C	●
Michael J. Pacilio Independent, 64, 2021 Retired Executive Vice President and COO, Exelon Generation, Exelon Corp.			None	●				●
Harry K. Sideris Executive Director, 54 President and CEO,** Duke Energy Corporation			None
Thomas E. Skains Independent, 68, 2016 Retired Chairman, President and CEO, Piedmont Natural Gas Company, Inc.			National Fuel Gas Company and Truist Financial Corporation		●	●
William E. Webster, Jr. Independent, 71, 2016 Retired Executive Vice President, Institute of Nuclear Power Operations			None			●		●

*
Effective April 1, 2025, Mr. Craver will transition from Lead Independent Director to Independent Chair of the Board.

**
Effective April 1, 2025, Mr. Sideris, our current President, will become President, CEO, and a member of the Board.

10 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROXY SUMMARY
Our Board Composition*

Tenure*
5
Average Years
Years
0-2 1
3-5 6
6-8 5
9-12 2

Age*
66
Average Age
Years
54-59 2
60-64 3
65-69 5
70-75 4

Board Refreshment*

50%

7 out of 14 director nominees were first elected or nominated for election in the last five years

Independence*

13 out of 14 director nominees are independent (all directors except President and CEO)

Board Diversity*

43%

6 out of 14 director nominees are female or identify as part of a minority group

* Information provided for director nominees

Skills, Qualifications, and Experience
Our Board nominees exhibit a diverse range of skills and experience that collectively creates a well-rounded perspective suitable to protecting the interests of shareholders. The following table denotes the areas of expertise we value and the director nominees with that expertise or experience.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 11

PROXY SUMMARY
SKILLS MATRIX	Derrick Burks	Annette K. Clayton	Theodore F. Craver, Jr.	Robert M. Davis	Caroline Dorsa	W. Roy Dunbar	Nicholas C. Fanandakis	John T. Herron	Idalene F. Kesner	E. Marie McKee	Michael J. Pacilio	Harry K. Sideris	Thomas E. Skains	William E. Webster, Jr.
CUSTOMER SERVICE Experience in a customer-facing industry with an understanding of customer and community expectations, including transforming the customer experience.	✓	✓	✓		✓	✓	✓	✓	✓	✓		✓	✓

CYBERSECURITY/TECHNOLOGY
Experience with security measures necessary for safe transmission and distribution operations; understanding of cyberthreats, risk mitigation and policy, as well as management or oversight experience with technologies key to operational technical systems, including customer experience, financial systems, internal and grid operations, and an understanding of recent innovations in utility operational technology; experience implementing efficiency improvements through technology.
	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓		✓

ENVIRONMENT & SUSTAINABILITY
Experience in overseeing or advising on environmental, climate, or sustainability practices; understanding of environmental policy, regulation, risk, and business operations in regulated industries; experience in managing environmental impacts; in-depth knowledge of operational risks.
	✓	✓	✓			✓	✓	✓		✓	✓	✓	✓	✓
EXECUTIVE CEO or other executive management leadership experience with an understanding of how to lead complex organizations.	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
FINANCE OR ACCOUNTING Experience in accounting or finance, including oversight of financial reporting and internal controls and/or raising debt and equity capital.	✓	✓	✓	✓	✓		✓	✓		✓	✓		✓	✓

GOVERNANCE
Experience maintaining board and management accountability; a deep understanding of strong governance and compliance practices that protect and align with the interests of investors and other stakeholders; experience in investor relations.
	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
HUMAN CAPITAL MANAGEMENT Experience in attracting, developing, motivating, and retaining a talented workforce.	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
INDUSTRY Experience in utility, energy and/or nuclear energy operations, including the associated risks and public policy issues.	✓	✓	✓		✓	✓		✓			✓	✓	✓	✓

REGULATORY/GOVERNMENT
Experience in regulatory affairs, public policy, or government; exposure to heavily regulated industries and their governing bodies; experience directly managing employees engaged in policy or regulatory affairs.
	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓

RISK MANAGEMENT
Experience identifying, assessing, and controlling financial or business risks, including those risks with potential to impact public safety, operations, and shareholder value, including environmental impacts.
	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓
12 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 1:
ELECTION OF DIRECTORS

The Board of Directors

The Corporate Governance Committee, comprised of only independent directors, has recommended all of the director nominees discussed on pages 14 through 22 of this proxy statement. All nominees are currently serving as directors, except for Mr. Sideris, who will become a director on April 1, 2025.
We have a declassified Board, which means all the directors are voted on every year at the Annual Meeting. If any director is unable to stand for election, the Board may reduce the number of directors or designate a substitute. In that case, shares represented by proxies may be voted for a substitute director. We do not expect that any nominee will be unavailable or unable to serve.
Our Principles for Corporate Governance includes a director retirement policy, which is described in more detail on page 33 of this proxy statement.

Majority Voting for the Election of Directors
Under Duke Energy’s By-Laws, in an uncontested election at which a quorum is present, a director-nominee will be elected if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” the nominee’s election. Abstentions and broker non-votes do not count. In addition, Duke Energy has a resignation policy in our Principles for Corporate Governance, which requires that if an incumbent director has more votes cast as “AGAINST” that nominee’s election than votes cast “FOR” his or her election, such incumbent director must tender his or her letter of resignation for consideration by the Corporate Governance Committee.
In contested elections, directors will be elected by plurality vote. For purposes of the By-Laws, a “contested election” is an election in which the number of nominees for director is greater than the number of directors to be elected.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 13

PROPOSAL 1:ELECTION OF DIRECTORS
Biographical Information, Skills, and Qualifications of our Board Nominees
Derrick Burks
Independent Director Nominee
Age: 68 Director of Duke Energy since 2022 Retired Managing Partner of Ernst & Young, LLP, Indianapolis office	Committees: • Audit Committee • Finance and Risk Management Committee Other current public directorships: • Equity LifeStyle Properties, Inc. • Kite Realty Group Trust KRG
Mr. Burks retired from the public accounting firm of Ernst & Young, LLP in 2017, where he served as managing partner of the Indianapolis office for 13 years. Prior to this time, Mr. Burks worked for 24 years for the public accounting firm of Arthur Andersen, where he served for three years as managing partner of the Indianapolis office.
Skills and qualifications:

Mr. Burks’ qualifications for election include his experience as an independent public accountant for large corporations and public companies requiring SEC expertise during his time with Ernst & Young and Arthur Andersen. Throughout his career, Mr. Burks has served companies in various industries, including energy and utilities, and obtained valuable expertise in the areas of environmental operations and regulations, governance, regulatory, and risk management. His skills and experience in these areas, as well as his knowledge of the Indiana service territory, are valuable contributions to the Board.

14 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 1:ELECTION OF DIRECTORS
Annette K. Clayton
Independent Director Nominee
Age: 61 Director of Duke Energy since 2019 Retired Chairwoman and CEO, Schneider Electric North America	Committees: • Audit Committee • Finance and Risk Management Committee Other current public directorships: • Nordson Corporation • NXP Semiconductors N.V. • Oshkosh Corporation
Ms. Clayton served as Chairwoman of Schneider Electric North America, the largest operating region for Schneider Electric, a multinational corporation specializing in energy management and automation solutions, from April 2023 to April 2024. Prior to that, Ms. Clayton served as Schneider Electric’s CEO for the region from April 2022 through April 2023 and CEO and President from June 2016 until April 2022. She was the company’s Chief Supply Chain Officer from May 2011 until January 2019. In addition, she has served as a member of Schneider Electric’s Executive Committee from May 2011 to April 2024. Prior to her employment at Schneider Electric, Ms. Clayton served at Dell, Inc. as Vice President of Global Supply Chain Operations and Vice President of Americas Operations, and at General Motors as President of their Saturn subsidiary, Corporate Vice President of Global Quality, and a member of their strategy board. Ms. Clayton previously served on the board of directors of Polaris Inc. for 18 years until 2021. She serves on the board of Nordson Corporation, NXP Semiconductors N.V., and Oshkosh Corporation.
Skills and qualifications:

Ms. Clayton’s qualifications for election include her experience in senior management at Schneider Electric overseeing the strategic direction and financial accountability of the company’s North America operation. In her prior roles as Chairwoman of Schneider Electric North America, and as CEO and President for the region, she gained experience in customer service through her oversight of customer call centers, as well as cybersecurity and technology through Schneider Electric’s work with the United States government on its cybersecurity infrastructure. She is well-versed in environmental, social, and governance practices through her work with Schneider Electric’s sustainability division. In working with government policy makers, innovators, agencies, and associations, she brings expertise about the new energy landscape to advance standards and shape policies that impact the changing dynamics of the industry. She also has human capital management experience through her work on talent management, succession planning, and workforce development initiatives at Schneider Electric, Dell, and General Motors. These skills uniquely fit the needs that benefit Duke Energy in our corporate strategy.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 15

PROPOSAL 1:ELECTION OF DIRECTORS
Theodore F. Craver, Jr.
Independent Director Nominee

Age: 73
Chair*
*Mr. Craver will transition from Lead Independent Director to Independent Chair of the Board effective April 1, 2025.
Director of Duke Energy since 2017
Retired Chairman, President and CEO,
Edison International
Committees: • Compensation and People Development Committee • Corporate Governance Committee (Chair) Other current public directorships: • Wells Fargo & Company
Mr. Craver was Chairman, President and CEO of Edison International, the parent company of a large California utility and various competitive electric businesses, from 2008 until his retirement in 2016. From 2005 to 2007, Mr. Craver served as CEO of Edison Mission Energy, a subsidiary of Edison International. Prior to his appointment as CEO of Edison Mission Energy, Mr. Craver served as CFO of Edison International from 2000 to 2004. He started at Edison International in 1996 after leaving First Interstate Bancorp, where he was Executive Vice President and Corporate Treasurer. Mr. Craver is a former member of the ESCC, the organization that is the principal liaison between the federal government and the electric power sector responsible for coordinating efforts to prepare for, and respond to, national-level disasters or threats to critical infrastructure. Mr. Craver currently serves on the board of directors of Wells Fargo & Company, as a Senior Advisor to Blackstone’s Global Infrastructure Fund, and as a Senior Advisor to Bain & Company. He is also on the Board of Councilors of Cordoba Corporation and on the Advisory Board of the Center on Cyber and Technology Innovation, which is a research institute focusing on national security and foreign policy. Mr. Craver has served as Lead Independent Director since May 2022 and effective April 1, 2025, will transition from Lead Independent Director to Independent Chair of the Board.
Skills and qualifications:

Mr. Craver’s qualifications for election include his experience as CEO of Edison International, which gives him in-depth knowledge of the utility industry and the regulatory arena, including environmental regulations, as well as his financial and risk management experience obtained as a CFO at Edison International, and at First Interstate Bancorp as the Chair of the Asset and Liability Committee, which was responsible for the oversight of risk management within the organization. Mr. Craver’s experience in the industry also gives him a keen awareness of the needs of utility customers during this time of industry change. In addition, Mr. Craver’s experience with grid cybersecurity as a member of the Steering Committee of the ESCC and as a member of the Advisory Board of the Center on Cyber and Technology Innovation gives him insight into this crucial area for Duke Energy. In 2018, he earned the CERT Certificate in Cybersecurity Oversight from the National Association of Corporate Directors.

16 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 1:ELECTION OF DIRECTORS
Robert M. Davis
Independent Director Nominee
Age: 58 Director of Duke Energy since 2018 Chairman and CEO, Merck & Co. Inc.	Committees: • Corporate Governance Committee • Finance and Risk Management Committee (Chair) Other current public directorships: • Merck & Co. Inc.
Mr. Davis has been Chairman of the Board of Merck since December 2022 and CEO of Merck since July 2021. Prior to that time, Mr. Davis served as Merck’s President from April 2021 until June 2021, responsible for the company’s operating divisions – Human Health, Animal Health, Manufacturing and Merck Research Laboratories. Prior to that, he was Executive Vice President, Global Services since 2016, with responsibility for information technology and procurement, and Merck’s CFO since April 2014, with additional responsibility for real estate operations, corporate strategy, and business development.
Prior to joining Merck, Mr. Davis was Corporate Vice President and President of Baxter International Inc.’s medical products business. During his tenure at Baxter, he held several other positions, including President of Baxter’s renal business, CFO, and Treasurer. Before joining Baxter in 2004, Mr. Davis held numerous positions of increasing responsibility over 14 years at Eli Lilly and Company.
Skills and qualifications:

Mr. Davis’ qualifications for election include his significant experience in regulatory matters, finance, and risk management obtained during his service as the CEO and Chairman of Merck and as CFO prior to that. During his service as CFO, enterprise risk management and finance were within his areas of responsibility. In addition, he gained significant experience in these areas while serving in a variety of management and finance roles at Baxter International. Mr. Davis’ legal knowledge, obtained when he earned his Doctor of Jurisprudence, adds additional insight to the Board’s discussions of legal and risk issues. Mr. Davis also has significant experience with technology and cybersecurity as a result of his direct oversight of those areas during his time as CFO of Merck and at Baxter International. Mr. Davis’ experience at Merck provides valuable insight into navigating an industry undergoing rapid transformation.

Caroline Dorsa
Independent Director Nominee
Age: 65 Director of Duke Energy since 2021 Retired Executive Vice President and CFO, Public Service Enterprise Group Incorporated	Committees: • Audit Committee • Operations and Nuclear Oversight Committee Other current public directorships: • Biogen Inc. • Illumina, Inc.
Ms. Dorsa served as the Executive Vice President and CFO of Public Service Enterprise Group, a diversified energy company, from April 2009 until her retirement in October 2015, and served on its board of directors from February 2003 to April 2009. She also served in numerous senior management positions at Merck, Gilead Sciences, and Avaya prior to joining Public Service Enterprise Group. Ms. Dorsa previously served as a trustee on the boards of the Goldman Sachs Asset Management ETF, Closed-End-Funds, and Intellia Therapeutics, Inc.
Skills and qualifications:

Ms. Dorsa’s qualifications for election include her financial acumen, her cybersecurity and technology experience, and her understanding of the regulatory and human capital management risks in the energy industry, gained during her time at Public Service Enterprise Group, where she served as a member of the board of directors, Executive Vice President and CFO, head of the finance department, and was directly responsible for the information technology and business development groups.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 17

PROPOSAL 1:ELECTION OF DIRECTORS
W. Roy Dunbar
Independent Director Nominee
Age: 63 Director of Duke Energy since 2021 Retired Chairman and CEO of Network Solutions, LLC
Committees:
•
Compensation and People Development Committee

•
Operations and Nuclear Oversight Committee

Other current public directorships:
•
Johnson Controls International, PLC

•
McKesson Corporation

•
SiteOne Landscape Supply, Inc.

Mr. Dunbar has been a developer for solar projects since retiring as Chairman and CEO of Network Solutions in October 2009. He had served as Chairman and CEO since January 2008. Mr. Dunbar also served as the President of Global Technology and Operations for MasterCard Incorporated from September 2004 until January 2008. Prior to MasterCard, Mr. Dunbar worked at Eli Lilly and Company for 14 years, serving as President of Intercontinental Operations, and earlier as Chief Information Officer. Mr. Dunbar is a National Association of Corporate Directors Board Leadership Fellow.
Skills and qualifications:

Mr. Dunbar’s qualifications for election include his experience and insight into environmental regulations, clean energy, social issues, and the energy industry during his time as a solar developer and his deep experience across a number of functional disciplines, including the application of information technology across different business sectors. The variety of these experiences in these areas, which are critical to the success of the Company’s strategy make him a uniquely qualified member of the Board.

Nicholas C. Fanandakis
Independent Director Nominee
Age: 68 Director of Duke Energy since 2019 Retired Executive Vice President, DuPont de Nemours, Inc. (formerly DowDuPont, Inc.)	Committees: • Audit Committee (Chair) • Compensation and People Development Committee Other current public directorships: • FTI Consulting, Inc.
Mr. Fanandakis is a retired Executive Vice President of DuPont, a holding company with agriculture, materials science, and specialty products businesses. Mr. Fanandakis served as Executive Vice President and CFO at E.I. du Pont de Nemours and Company from 2009 until January 2019 and as Executive Vice President of DuPont until his retirement in July 2019. Prior to 2009, Mr. Fanandakis served in various plant, marketing, product management, and business director roles in the DuPont organization since 1979.
Skills and qualifications:

Mr. Fanandakis’ qualifications for election include his management experience gained during his career in numerous areas of DuPont. In addition to his management experience, Mr. Fanandakis’ expertise in finance, tax, banking, and risk management at a company undergoing transformation is an asset to Duke Energy’s Board.

18 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 1:ELECTION OF DIRECTORS
John T. Herron
Independent Director Nominee
Age: 71 Director of Duke Energy since 2013 Retired President, CEO and Chief Nuclear Officer, Entergy Nuclear	Committees: • Finance and Risk Management Committee • Operations and Nuclear Oversight Committee (Chair) Other current public directorships: • None
Mr. Herron was President, CEO and Chief Nuclear Officer of Entergy Nuclear, the nuclear operations of Entergy Corporation, an electric utility, from 2009 until his retirement in 2013. Mr. Herron joined Entergy Nuclear in 2001 and held a variety of positions. He began his career in nuclear operations in 1979 and, through his career, held positions at a number of nuclear stations across the country. Mr. Herron is a director of Ontario Power Generation and also has served on the board of directors of INPO.
Skills and qualifications:

Mr. Herron’s qualifications for election include his knowledge and extensive insight gained as a senior executive in the utility industry, including his three decades of experience in nuclear energy. In addition to his nuclear expertise, during Mr. Herron’s career, and particularly during his time as CEO and Chief Nuclear Officer of Entergy Nuclear, he gained significant financial, regulatory, and environmental expertise, as well as an understanding of utility customers. He also obtained risk management expertise, a required skill for those tasked with overseeing the operation of nuclear power plants. Mr. Herron also had direct responsibility for the management of cybersecurity as CEO and Chief Nuclear Officer of Entergy Nuclear.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 19

PROPOSAL 1:ELECTION OF DIRECTORS
Idalene F. Kesner
Independent Director Nominee
Age: 67 Director of Duke Energy since 2021 Dean Emerita, Indiana University Kelley School of Business	Committees: • Corporate Governance Committee • Finance and Risk Management Committee Other current public directorships: • Berry Global Group, Inc. • Olympic Steel, Inc.
Dr. Kesner is the Dean Emerita and the Frank P. Popoff Chair of Strategic Management at the Indiana University Kelley School of Business (the Kelley School). She served as Dean for the Kelley School from July 2013 until July 31, 2022. Dr. Kesner joined the Kelley School faculty in 1995, coming from a titled faculty position at the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. While at the Kelley School, Dr. Kesner served as co-director of the Kelley School’s Consulting Academy, Chair of the Kelley School’s Full-Time M.B.A. Program, Chair of the Department of Management and Entrepreneurship, and Associate Dean for Faculty & Research. In addition to teaching various graduate-level courses in the area of strategic management, Dr. Kesner has taught in more than 100 executive programs and served as a consultant for many national and international firms, working on strategic issues. Her research has focused on the areas of corporate boards of directors, corporate governance, and mergers and acquisitions. Dr. Kesner serves on the board of advisors for Lincoln Industries and on the board of directors for American Family Insurance, Berry Global Group, Inc., and Olympic Steel, Inc. She was previously a member of the board of directors of Main Street America Group and Sun Life Financial.
Skills and qualifications:

Dr. Kesner’s qualifications for election include her risk, governance, strategy, succession planning, and executive training and development expertise obtained as part of her educational background, as well as her work on the boards of other highly regulated companies, and her customer service and regulatory knowledge obtained as a leader at the Kelley School, a public state organization.

E. Marie McKee
Independent Director Nominee
Age: 74 Director of Duke Energy since 2012 Retired Senior Vice President, Corning Incorporated	Committees: • Compensation and People Development Committee (Chair) • Corporate Governance Committee Other current public directorships: • None
Ms. McKee is a retired Senior Vice President of Corning Incorporated, a manufacturer of components for high-technology systems for consumer electronics, mobile emissions controls, telecommunications, and life sciences. Ms. McKee has over 35 years of experience obtained at Corning, where she held a variety of management positions with increasing levels of responsibility, including Senior Vice President of Human Resources from 1996 until 2010, President of Steuben Glass from 1998 until 2008, and President of The Corning Museum of Glass and The Corning Foundation from 1998 until 2014.
Skills and qualifications:

Ms. McKee’s qualifications for election include her senior management experience in human resources, which provides her with a thorough knowledge of employee matters, governance, human capital management, and compensation practices. Her prior experience as a senior executive of Corning Incorporated has also given her excellent operating skills and an understanding of environmental regulations, technology, and risk management with regard to the manufacturing process, which aids the Board in its oversight of environmental and health and safety matters.

20 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 1:ELECTION OF DIRECTORS
Michael J. Pacilio
Independent Director Nominee
Age: 64 Director of Duke Energy since 2021 Retired Executive Vice President and COO, Exelon Generation, Exelon Corp.	Committees: • Audit Committee • Operations and Nuclear Oversight Committee Other current public directorships: • None
Mr. Pacilio is a retired Executive Vice President and COO of Exelon Generation, one of the largest competitive power generators in the United States, and had the nation’s largest nuclear fleet and a balanced portfolio of natural gas, hydro, wind, and solar generation. Mr. Pacilio had nearly 40 years of experience at Exelon, where he held a variety of management positions within Exelon Nuclear and Exelon Generation, including President and Chief Nuclear Officer, and has held numerous leadership roles outside of Exelon, including leading the nuclear sector’s response to the Fukushima tsunami, helping to develop national industry equipment on digital equipment and cybersecurity, and roles within INPO, the World Nuclear Association, and the Nuclear Energy Institute, where he served on the executive committee of the board of directors.
Skills and qualifications:

Mr. Pacilio’s qualifications for election include his extensive knowledge of the nuclear industry, which relies heavily on an understanding and application of risk management and regulatory expertise. His understanding of the financial, operational, and environmental requirements for carbon-free generation, including nuclear, wind, and solar, will provide valuable insight to the Board, as the Company pursues its business strategy. In addition, Mr. Pacilio’s cybersecurity and technology experience within the industry will be valuable as the Company continues to utilize digital innovation to become more efficient.

Harry K. Sideris
Non-Independent Director Nominee
Age: 54 Director of Duke Energy since 2025 President and CEO,* Duke Energy Corporation *Mr. Sideris will become CEO effective April 1, 2025.	Committees: • None Other current public directorships: • None
Mr. Sideris will become President, CEO, and a member of the Board on April 1, 2025. He has served as President of Duke Energy since April 2024. Prior to that, he served as Executive Vice President, Customer Experience, Solutions and Services from October 2019 to April 2024; Senior Vice President and Chief Distribution Officer from June 2018 to October 2019; State President, Florida from January 2017 to June 2018; Senior Vice President of Environmental Health and Safety from August 2014 to January 2017; and Vice President of Power Generation for the Company’s Fossil/Hydro Operations in the western portions of North Carolina and South Carolina from July 2012 to August 2014.
Skills and qualifications:

Mr. Sideris’s qualifications for election include his extensive leadership experience in operations, customer service, strategy, and stakeholder and regulatory engagement, and in-depth knowledge of the utilities industry gained through his nearly three-decade career with Duke Energy. His knowledge of the affairs of Duke Energy and our business makes him a valuable resource for the Board.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 21

PROPOSAL 1:ELECTION OF DIRECTORS
Thomas E. Skains
Independent Director Nominee
Age: 68 Director of Duke Energy since 2016 Retired Chairman, President and CEO, Piedmont Natural Gas Company, Inc.	Committees: • Compensation and People Development Committee • Corporate Governance Committee Other current public directorships: • National Fuel Gas Company • Truist Financial Corporation
Mr. Skains was Chairman, President and CEO of Piedmont, a natural gas local distribution business, until his retirement in 2016. He served as Chairman of Piedmont from December 2003 until October 2016, CEO from February 2003 until October 2016, and as President from February 2002 until October 2016, when Piedmont was acquired by Duke Energy and Mr. Skains joined the Board. Prior to his service as President, Mr. Skains served in various roles, including COO and as Senior Vice President, Marketing and Supply Services, where he directed Piedmont’s commercial natural gas activities.
Skills and qualifications:

Mr. Skains’ qualifications for election include his financial and risk management expertise and public company governance and strategy gained during his time as Chairman, President and CEO of Piedmont. His time at Piedmont also provided him with in-depth knowledge of the natural gas industry, the environmental regulations related to the industry, and the needs of natural gas customers, which is helpful to Duke Energy as we expand our natural gas local distribution business. His prior experience as a corporate energy attorney also gives Mr. Skains insight on legal and regulatory compliance matters.

William E. Webster, Jr.
Independent Director Nominee
Age: 71 Director of Duke Energy since 2016 Retired Executive Vice President, Institute of Nuclear Power Operations	Committees: • Corporate Governance Committee • Operations and Nuclear Oversight Committee Other current public directorships: • None
Mr. Webster was Executive Vice President of Industry Strategy for INPO, a nonprofit organization that promotes the highest levels of safety and reliability in the operation of commercial nuclear power plants, until his retirement in June 2016. Mr. Webster has 34 years of experience obtained at INPO, where he held a variety of management positions in the Industry Evaluations, Plant Support, Engineering Support, and Plant Analysis and Emergency Preparedness divisions prior to his retirement. He is the recipient of the 2022 Henry Dewolf Smyth Nuclear Statesman Award sponsored by the ANS and NEI. Mr. Webster currently serves as the Chairman of the Japan Nuclear Safety Institute.
Skills and qualifications:

Mr. Webster’s qualifications for election include the extensive knowledge he gained during his 34 years in the nuclear industry, including experience with respect to environmental laws and reporting for the nuclear industry, and his regulatory expertise through his interface with the NRC on making new nuclear safety rules after the Fukushima incident in Japan. At INPO, Mr. Webster also was responsible for the development of risk management guidelines for the nuclear industry. These skills, as well as his operational and engineering expertise, are an asset to the Board and its committees as our Company focuses on operational excellence.

The Board of Directors Recommends a Vote “FOR” Each Nominee.
22 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

INFORMATION ON THE BOARD OF DIRECTORS
Our Board Leadership Structure
The Board regularly evaluates the leadership structure of Duke Energy and may consider alternative approaches, as appropriate, over time. The Board believes that Duke Energy and our shareholders are best served by the Board retaining discretion to determine the appropriate leadership structure based on what it believes is best for Duke Energy at a particular point in time, including whether the same individual should serve as both Chair and CEO, or whether the roles should be separate.
Consistent with our Company’s well-established and long-term succession planning process effective as of April 1, 2025, Lynn Good will retire as CEO and Chair of the Board and Harry Sideris, our current President, will become President, CEO, and a member of our Board. Also effective as of April 1, 2025, Ted Craver, our current Lead Independent Director, will become Independent Chair of the Board. As part of the succession planning process, the Board assessed its current leadership structure and determined that, at this time, appointing Mr. Sideris as President and CEO and Mr. Craver as Independent Chair of the Board is best for the Company.
Our Board believes that this structure gives primary responsibility for the operational leadership and strategic direction of Duke Energy to our CEO while the Chair of the Board facilitates our Board’s independent oversight of management, serves as principal liaison between the Board and senior management, and leads our Board’s consideration of key governance matters.
The Board recognizes the importance of independent oversight over management at all times, and our Principles of Corporate Governance, a copy of which is posted on our website at www.duke-energy.com/our-company/corporate-governance/principles-corp-governance, provide that the independent members of the Board will elect a Lead Independent Director in the event the Chair of the Board and CEO roles are held by the same individual, or the person holding the role of Chair of the Board is not independent under Duke Energy’s Standards for Assessing Director Independence, a copy of which is posted on our website at www.duke-energy.com/our-company/corporate-
governance/board.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 23

INFORMATION ON THE BOARD OF DIRECTORS
Independence of Directors
The Board has determined that none of the director nominees, other than Mr. Sideris, has a material relationship with Duke Energy or any of our subsidiaries, and that all non-employee directors are, therefore, independent under the listing standards of the NYSE and the rules and regulations of the SEC.
In making the determination regarding each director’s independence, the Board considered all transactions and the materiality of any relationship with Duke Energy and any of our subsidiaries in light of all facts and circumstances.
The Board may determine a director to be independent if it has affirmatively determined that the director has no material relationship with Duke Energy or our subsidiaries, either directly or as a shareholder, director, officer, or employee of an organization that has a relationship with Duke Energy or our subsidiaries. Independence determinations are generally made when a director joins the Board and on an annual basis at the time the Board approves director-nominees for inclusion in the proxy statement.
The Board also considers its Standards for Assessing Director Independence, which sets forth certain relationships between Duke Energy and our directors and their immediate family members, or affiliated entities, that the Board, in its judgment, has deemed to be immaterial for purposes of assessing a director’s independence. Duke Energy’s Standards for Assessing Director Independence are available on our website at www.duke-energy.com/our-company/corporate-governance/board. In the event a director has a relationship with Duke Energy that is not addressed in the Standards for Assessing Director Independence, the Corporate Governance Committee, which is composed entirely of independent members of the Board, reviews the relationship and makes a recommendation to the nonconflicted, independent members of the Board who determine whether such relationship is material.
Director Attendance
The Board met seven times during 2024 and as of the date of this proxy statement, has met twice so far in 2025. During the 2024 Board meetings, our Board held five executive sessions with independent directors only.
Directors are expected to attend at least 75% of Board meetings and the meetings of the committees upon which he or she serves. The overall attendance for our directors for Board and all committee meetings, including any special committee, was approximately 99% in 2024. All directors attended more than 75% of the Board meetings and the meetings of the committees upon which he or she served in 2024. Directors are also encouraged to attend the Annual Meeting. All directors who were directors at the time of last year’s Annual Meeting on May 9, 2024, attended the 2024 Annual Meeting.

24 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

INFORMATION ON THE BOARD OF DIRECTORS
Board and Committee Assessments
Each year the directors, with the assistance of the Corporate Governance Committee, conduct a self-assessment of the Board, the committees, and the directors. The annual assessment process is conducted by a third-party, which allows directors to provide anonymous feedback and promotes candidness among the directors. The third-party aggregates and provides analysis of all results, which is then presented to the Board and committees and discussed in executive session.
In addition to the written assessments conducted annually by the third-party, the Lead Independent Director or Independent Chair, as applicable, annually and throughout the year meets with each director individually to discuss the performance of the Board and to identify potential improvements to Board and director effectiveness.
Management and the Board then incorporate the feedback received in both the written assessments and the discussions throughout the year.
The annual review process and regular discussion throughout the year provide continuous improvement in the overall effectiveness of the directors, committees, and Board, and provide an opportunity for directors to express any concerns they may have. This process also allows the Board to identify opportunities for Board refreshment, director education, and topics for the Board to focus on in future meetings.
In the Board’s assessment that was reviewed in early 2024, the Board identified topics on which they would like to receive additional education and briefings, guidance on additional metrics they would like to see regularly, and best practices during the year that they had observed. In direct response, we facilitated director site visits, including to control centers set up to focus on physical security, balancing generation to load, reservoir management, and outage restoration in impacted areas. We also conducted director education sessions throughout the year, including several with outside speakers. Topics addressed included industry and economic trends and the future of artificial intelligence.

Board Role in Management Succession
The independent directors of the Board are actively involved in our management succession planning process. Throughout the year, the independent directors discuss potential successors to key executives and examine backgrounds, capabilities and appropriate developmental assignments for potential successors. Among the Corporate Governance Committee’s responsibilities described in its charter is the responsibility to oversee continuity and succession planning. At least annually, the Corporate Governance Committee or full Board reviews the CEO succession plan and makes recommendations to the Board for the successor to the CEO. In addition, the Corporate Governance Committee reports to the Board regarding its assessment of how the Company is positioned to meet the requirements of Duke Energy’s long-range goals.
Consistent with Duke Energy’s well-established and long-term succession planning process, on January 13, 2025, the Company announced that the Board had elected Harry Sideris, our current President and a 29-year veteran of the Company, as President, CEO, and as a member of our Board effective April 1, 2025. Mr. Sideris will replace Lynn Good, our current CEO and Chair, who is retiring from the Company effective April 1, 2025.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 25

INFORMATION ON THE BOARD OF DIRECTORS
Board Oversight of Risk
As is true with other large public companies, Duke Energy faces a myriad of risks, including operational, financial, strategic, and reputational risks that affect every segment of our business. The Board is actively involved in the oversight of these risks in several ways. This oversight is conducted primarily through the Finance and Risk Management Committee of the Board but also through the other committees of the Board, as appropriate. The Finance and Risk Management Committee reviews Duke Energy’s enterprise risk program with management, including the Chief Risk Officer, on a regular basis at its committee meetings. The enterprise risk program, which is reviewed by the full Board annually, includes the identification of a broad range of risks that affect Duke Energy, their probabilities and severity, and incorporates a review of our approach to managing and prioritizing those risks based on input from the officers responsible for the management of those risks.
In addition to the oversight of enterprise risk that is conducted through the Finance and Risk Management Committee, each committee of the Board is responsible for the oversight of certain individual areas of risk that pertain to that committee’s area of focus. Each committee regularly receives updates from the business units in that committee’s area of focus to review the risks in those areas. Throughout the year, each committee chair reports to the full Board regarding the committee’s considerations and actions related to the risks within its area of focus.

# Risk Management Oversight Structure

## BOARD OF DIRECTORS

The Board oversees all operational, financial, strategic, and reputational risks with oversight of specific risks undertaken within the committee structure. Each committee's oversight responsibilities are described below.

### AUDIT COMMITTEE

- Financial reporting
- Internal controls, compliance, and legal matters
- Cybersecurity and technology

### CORPORATE GOVERNANCE COMMITTEE

- Sustainability, environmental, social, and governance goals and strategies
- Management succession
- Director independence and related person transactions
- Political activities and public policy initiatives
- Philanthropic strategy and charitable giving

### OPERATIONS & NUCLEAR OVERSIGHT COMMITTEE

- Nuclear operations, regulations, and safety
- Operations and environmental, health, and safety matters
- Non-nuclear regulated operations
- Nuclear Cybersecurity

### COMPENSATION & PEOPLE DEVELOPMENT COMMITTEE

- Workforce and compensation practices
- Human capital management initiatives, including employee engagement and talent development

### FINANCE & RISK MANAGEMENT COMMITTEE

- Process to assess and manage enterprise risk
- Financial risks, including market, liquidity, and credit risks
- Risks related to major projects

26 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

INFORMATION ON THE BOARD OF DIRECTORS
Board Oversight of Key Risks
Duke Energy’s enterprise-wide risk management process is designed to identify, assess, prioritize, and mitigate risks that could negatively impact its business or strategic objectives. The Finance and Risk Management Committee receives regular updates from management regarding the Company’s top risks and mitigation efforts, which are reported to the Board. The Company’s risk oversight processes and disclosure controls and procedures are designed to appropriately and timely escalate key risks to the Board, as well as to management and key employees in order to analyze potential risks for disclosure purposes.
 Climate, regulatory and legislative, and supply chain risk
•
The Board reviews issues related to our business strategy, opportunities, and risks at every regularly scheduled Board meeting. In 2024, these topics included discussions of:

•
Foundational needs to transform our system and generation execution of core and large development projects;

•
Financing our strategy;

•
The pace of our efforts to modernize the energy infrastructure as part of our strategy relative to customer affordability and reliability, as well as a resilient energy system;

•
Customer preferences for increasingly clean energy amid rapidly increasing load growth; and

•
Federal and state policy and regulations.

•
The Compensation and People Development Committee incorporate qualitative and quantitative modernized energy goals into the Company’s STI Plan, as further described on page 46 of this proxy statement. These goals further enhance the other performance measures in our compensation plans.

 Talent, workforce, and charitable giving
•
The Compensation and People Development Committee oversees risks related to executive succession planning and compensation, and discusses and reviews employee engagement trends, design of the incentive compensation programs and the degree to which such programs appropriately balance enterprise risk, workforce programs and metrics, plans to support our business strategy and future workforce needs.

•
The Corporate Governance Committee regularly discusses charitable contributions and priority areas for giving. In fiscal year 2024, Duke Energy and the Duke Energy Foundation invested nearly $37.8 million to directly support our communities.

•
The Operations and Nuclear Oversight Committee reviews the Company’s operations, as well as environmental, health and safety performance at each regular committee meeting.

 Governance — Cybersecurity and political expenditures and sustainability-focused disclosures oversight
•
Senior leadership briefs the Board and Audit Committee on information security matters several times throughout the year. In 2024, the Audit Committee received updates on cybersecurity/information security from the Company’s Chief Administrative Officer, Chief Security and Information Security Officer, and/or other members of senior leadership and reviewed metrics and trends at four regularly scheduled meetings. The Board also received an update on artificial intelligence initiatives at the Company. The reviews presented to the Audit Committee were followed by an update to the full Board by the Chair of the Audit Committee.

•
Within the last three years, the Company has only experienced immaterial information security breaches for which the total expenses incurred were immaterial.

•
The Company, including members of the Board, participated in tabletop cybersecurity exercises during 2024.

•
The Audit Committee discussed the Company’s sustainability-related disclosures, processes, and disclosure frameworks.

•
The Corporate Governance Committee regularly reviewed the Company’s political expenditures, as well as the Company’s processes and priorities related to those political expenditures.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 27

INFORMATION ON THE BOARD OF DIRECTORS
Board of Directors Committees
The Board has five standing committees described below. Each committee operates under a written charter adopted by the Board. The charters are posted on our website at www.duke-energy.com/our-company/corporate-governance/board-committee-charters. Each committee has primary responsibility for the oversight of the issues discussed below. After each committee meeting, the chair of each committee provides a thorough update to the full Board of each of the items reviewed, discussed, or approved at the committee meeting.
BOARD COMMITTEE MEMBERSHIP ROSTER(1)(2)
Name	Audit	Compensation and People Development	Corporate Governance	Finance and Risk Management	Operations and Nuclear Oversight
Derrick Burks	✓			✓
Annette K. Clayton	✓			✓
Theodore F. Craver, Jr.		✓	C
Robert M. Davis			✓	C
Caroline Dorsa	✓				✓
W. Roy Dunbar		✓			✓
Nicholas C. Fanandakis	C	✓
Lynn J. Good
John T. Herron				✓	C
Idalene F. Kesner			✓	✓
E. Marie McKee		C	✓
Michael J. Pacilio	✓				✓
Harry K. Sideris
Thomas E. Skains		✓	✓
William E. Webster, Jr.			✓		✓

(C)
Committee Chair

(1)
Effective April 1, 2025, Ms. Good will retire as CEO and Chair of the Board, Mr. Sideris, our current President, will become President, CEO, and a member of the Board, and Mr. Craver will become Independent Chair of the Board.

(2)
Effective May 9, 2024, Mr. Fanandakis joined, and Ms. Dorsa transitioned off of, the Compensation and People Development Committee, Ms. Dorsa joined, and Ms. Clayton transitioned off of, the Operations and Nuclear Oversight Committee, and Ms. Clayton joined, and Mr. Fanandakis transitioned off of, the Finance and Risk Management Committee.

28 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

INFORMATION ON THE BOARD OF DIRECTORS
Audit Committee
Meetings in 2024: 8
Nicholas C. Fanandakis, Chair	Committee Members Nicholas C. Fanandakis, Chair* Derrick Burks* Annette K. Clayton* Caroline Dorsa* Michael J. Pacilio* * Designated as an Audit Committee Financial Expert by the Board

•
The Audit Committee considers risks and matters related to financial reporting, internal controls, compliance, legal, and cybersecurity and technology.

•
As part of its responsibilities, the Audit Committee selects and retains an independent registered public accounting firm to conduct audits of the accounts of Duke Energy and our subsidiaries. Throughout 2024, the Audit Committee reviewed with the independent registered public accounting firm the scope and results of their audits, as well as the accounting procedures, internal controls, and accounting and financial reporting policies and practices of Duke Energy and our subsidiaries, and made reports and recommendations to the Board, as appropriate.

•
The Audit Committee is responsible for approving all audit and permissible non-audit services provided to Duke Energy by our independent registered public accounting firm. Pursuant to this responsibility, the Audit Committee adopted the policy on Engaging the Independent Auditor for Services, which provides that the Audit Committee will establish detailed services and related fee levels that may be provided by the independent registered public accounting firm. See page 41 of this proxy statement for additional information on the Audit Committee’s preapproval policy.

•
The Audit Committee also receives, reviews, and acts on complaints and concerns regarding material accounting, internal controls, and auditing matters, including complaints regarding material misconduct on the part of our executive officers that could lead to significant reputational damage to the Company. Information regarding how to report concerns to the Audit Committee is posted on our website at www.duke-energy.com/our-company/corporate-governance/report-concerns-to-the-audit-committee.

•
The Audit Committee has primary responsibility for the oversight of cybersecurity and technology. As part of this, the Audit Committee receives updates throughout the year from the Company’s Chief Administration Officer, Chief Security and Information Security Officer, and/or other members of senior management on cybersecurity and grid security issues, compliance with regulations, employee training, and drills at every regularly scheduled Audit Committee meeting. In 2024, the Audit Committee received four updates on cybersecurity. It also receives periodic updates on our digital transformation and the operation of, and enhancements to, our financial systems and business and operational technical systems that affect customer experience.

•
The Board has determined that each of the members are “Audit Committee Financial Experts” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K. See pages 14, 15, 17, 18, and 21 of this proxy statement for a description of the business experience for Mr. Burks, Ms. Clayton, Ms. Dorsa, Mr. Fanandakis, and Mr. Pacilio, all of whom are nominated for election at the Annual Meeting.

•
Each of the members has also been determined to be “independent” within the meaning of the NYSE’s listing standards, Rule 10A-3 of the Exchange Act and Duke Energy’s Standards for Assessing Director Independence. In addition, each of the members meets the financial literacy requirements for audit committee membership under the NYSE’s rules and the rules and regulations of the SEC.

•
See pages 27 and 42 of this proxy statement for more information on the work of the Audit Committee.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 29

INFORMATION ON THE BOARD OF DIRECTORS
Compensation and People Development Committee
Meetings in 2024: 6
E. Marie McKee Chair
Committee Members*
E. Marie McKee, Chair
Theodore F. Craver, Jr.
W. Roy Dunbar
Nicholas C. Fanandakis
Thomas E. Skains
*
Effective May 9, 2024, Mr. Fanandakis joined, and
Ms. Dorsa transitioned off of, the Compensation
and People Development Committee.

•
The Compensation and People Development Committee establishes and reviews our overall compensation philosophy, confirms that our policies and philosophy do not encourage excessive or inappropriate risk-taking by our employees, reviews and approves the salaries and other compensation of certain employees, including all executive officers of Duke Energy, reviews and approves compensatory agreements with executive officers, approves certain equity grants and delegates authority to approve others, and reviews the effectiveness of, and approves changes to, compensation programs. It also makes recommendations to the Board on compensation for independent directors, and performs an annual evaluation of the performance of the CEO with input from the full Board.

•
Management’s role in the compensation-setting process is to recommend compensation programs and assemble information as required by the committee. When establishing the compensation program for our NEOs, the committee considers input and recommendations from management, including the CEO and President, who attend the Compensation and People Development Committee meetings.

•
The Compensation and People Development Committee has engaged FW Cook as its independent compensation consultant. The compensation consultant attends each committee meeting and provides advice to the committee at the meetings, including providing, reviewing, and commenting on market compensation data used to establish the compensation of the executive officers and directors. The consultant has been instructed that it shall provide completely independent advice to the Compensation and People Development Committee and is not permitted to provide any services to Duke Energy other than at the direction of the Compensation and People Development Committee.

•
As part of its responsibilities, the Compensation and People Development Committee also oversees human capital management initiatives.

•
Each of the members of the Compensation and People Development Committee has been determined to be “independent” within the meaning of the NYSE’s listing standards, Rule 10C-1(b) of the Exchange Act, and Duke Energy’s Standards for Assessing Director Independence.

•
Compensation and People Development Committee Interlocks and Insider Participation.   During 2024, none of the Compensation and People Development Committee members were officers or employees of Duke Energy, a former officer of Duke Energy, or had any business relationships requiring review and disclosure under our Related Person Transactions Policy.

•
See pages 27, 30, 37, and 43 through 80 of this proxy statement for more information on the work of the Compensation and People Development Committee in 2024.

30 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

INFORMATION ON THE BOARD OF DIRECTORS
Corporate Governance Committee
Meetings in 2024: 5
Theodore F. Craver, Jr. Chair	Committee Members Theodore F. Craver, Jr., Chair Robert M. Davis Idalene F. Kesner E. Marie McKee Thomas E. Skains William E. Webster, Jr.

•
The Corporate Governance Committee considers risks and matters related to corporate governance, including political activities and reviewing and understanding proposals by shareholders, as well as our policies and practices with respect to community impact strategies and goals, including philanthropic strategy and charitable giving and sustainability.

•
The Corporate Governance Committee recommends the size and composition of the Board and its committees and recommends potential CEO successors to the Board.

•
The Corporate Governance Committee also recommends to the Board the slate of nominees, including any nominees recommended by shareholders, for director at each year’s Annual Meeting and when vacancies occur or in anticipation of other vacancies and needs of the Board, the names of individuals who would make suitable directors of Duke Energy. This committee may engage an external search firm or a third party to assist in identifying or evaluating a potential nominee.

•
The Corporate Governance Committee assists the Board in its annual determination of director independence and review of any related person transactions, as well as the Board’s annual assessment of the Board and each of its committees.

•
Each of the members of the Corporate Governance Committee has been determined to be “independent” within the meaning of the NYSE’s listing standards and Duke Energy’s Standards for Assessing Director Independence.

•
See pages 27, 31, and 33 through 36 of this proxy statement for more information on the work of the Corporate Governance Committee in 2024.

Finance and Risk Management Committee
Meetings in 2024: 4
Robert M. Davis Chair
Committee Members*
Robert M. Davis, Chair
Derrick Burks
Annette K. Clayton
John T. Herron
Idalene F. Kesner
*
Effective May 9, 2024, Ms. Clayton joined, and
Mr. Fanandakis transitioned off of, the Finance
and Risk Management Committee.

•
The Finance and Risk Management Committee is primarily responsible for the oversight of financial risk and enterprise risk at Duke Energy. This oversight function includes reviews of our long- and short-term financial objectives, evaluating financing requirements, and making recommendations to the Board regarding dividends, financing plans, and fiscal policies.

•
The Finance and Risk Management Committee reviews the financial exposure of Duke Energy, as well as mitigation strategies, reviews Duke Energy’s enterprise risk exposures, and provides oversight for the process to assess and manage enterprise risk.

•
The Finance and Risk Committee also reviews the financial impacts of major projects and capital expenditures, as well as the financial and risk implications of any significant transaction requiring Board approval.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 31

INFORMATION ON THE BOARD OF DIRECTORS
Operations and Nuclear Oversight Committee
Meetings in 2024: 4
John T. Herron Chair
Committee Members*
John T. Herron, Chair
Caroline Dorsa
W. Roy Dunbar
Michael J. Pacilio
William E. Webster, Jr.
*
Effective May 9, 2024, Ms. Dorsa joined, and
Ms. Clayton transitioned off of, the Operations and
Nuclear Oversight Committee.

•
The Operations and Nuclear Oversight Committee provides oversight of the nuclear safety, operational and financial performance, as well as operational risks, long-term plans, strategies, and nuclear cybersecurity of Duke Energy’s nuclear power program. The oversight role is one of review, observation, and comment, and in no way alters management’s authority, responsibility, or accountability.

•
The Operations and Nuclear Oversight Committee is also responsible for the oversight of Duke Energy’s environmental, health, and safety goals and policies, including ash management, and the operational performance of Duke Energy’s utilities with regard to energy supply, delivery, fuel procurement, and transportation.

•
The Operations and Nuclear Oversight Committee visits each of Duke Energy’s operating nuclear power stations periodically and reviews each station’s nuclear safety, operational, and financial performance.

•
The Operations and Nuclear Oversight Committee also reviews the operational and safety performance of our generation assets at every regularly scheduled meeting.

32 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

REPORT OF THE CORPORATE GOVERNANCE COMMITTEE
The following is the report of the Corporate Governance Committee with respect to its philosophy, responsibilities, and initiatives. The Corporate Governance Committee’s charter is available on our website at www.duke-energy.com/our-company/corporate-governance/board-committee-charters/corporate-governance and is summarized below. Additional information about the Corporate Governance Committee and its members is detailed on page 31 of this proxy statement.
Philosophy and Responsibilities
We believe that sound corporate governance has three components:
•
Board independence;

•
processes and practices that foster sound decision-making by both management and the Board; and

•
balancing the interests of all of our stakeholders – our investors, customers, employees, the communities we serve, and the environment.

Membership. The committee must be comprised of three or more members, all of whom must qualify as independent directors under the listing standards of the NYSE and other applicable rules and regulations.
Responsibilities. The committee’s responsibilities include, among other things:
•
implementing policies regarding corporate governance matters;

•
assessing the Board’s membership needs and recommending nominees;

•
recommending to the Board those directors to be selected for membership on, or removal from, the various Board committees and those directors to be designated as chairs of Board committees;
•
reviewing the CEO succession plan and making recommendations to the Board for the successor to the CEO;

•
sponsoring and overseeing annual performance evaluations for the Board and its various committees;

•
overseeing Duke Energy’s political expenditures and activities pursuant to the Political Expenditures Policy;

•
reviewing our charitable contributions and community service policies and practices;

•
reviewing Duke Energy’s sustainability policies, programs, practices, strategies, goals, and related trends that may affect the Company; and

•
reviewing Duke Energy’s engagements with shareholders.

The committee may also conduct or authorize investigations into or studies of matters within the scope of the committee’s duties and responsibilities, and may retain, at Duke Energy’s expense, and in the committee’s sole discretion, consultants to assist in such work as the committee deems necessary.

Governance Policies
All of the Board committee charters, as well as our Principles for Corporate Governance, Code of Business Ethics for Employees, and Code of Business Conduct & Ethics for Directors, are available on our website at www.duke-energy.com/our-company/corporate-governance.
Any amendments to or waivers from our Code of Business Ethics for Employees with respect to executive officers or
Code of Business Conduct & Ethics for Directors must be approved by the Board and posted on our website.
In addition, information regarding how to report actual or suspected violations of our codes of ethics, either through our anonymous EthicsLine or otherwise, is provided on the Ethics section of our website at www.duke-energy.com/our-company/about-us/ethics.

Succession Planning
The independent directors of the Board are actively involved in our management succession planning process. Throughout the year, they discuss potential successors to key executives and examine backgrounds, capabilities, and appropriate developmental assignments for potential successors. At least annually, the committee or full Board reviews the CEO succession plan and makes recommendations to the Board for the long term and emergency succession of the CEO. In addition, the Corporate Governance Committee reports to the Board regarding its assessment of how the Company’s executive management team is positioned to meet the requirements of Duke Energy’s long-range goals.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 33

REPORT OF THE CORPORATE GOVERNANCE COMMITTEE
Board Composition
Board Refreshment
The Board annually reviews its composition, skills, and needs in the context of Duke Energy’s overall strategy. As part of the Board’s overall refreshment, the Board has adopted a retirement policy within our Principles for Corporate Governance.
Pursuant to this policy, the Board considers 75 years, as of the date of the Annual Meeting, to be the maximum age for an independent director to remain on the Board. However, the Corporate Governance Committee actively evaluates the composition of the Board and based on such evaluation, it is understood that not all directors will necessarily remain on the Board until age 75. The Committee’s evaluation of the composition of the Board considers diversity, including skills and experiences needed on the Board to properly discharge its responsibilities. The Committee strives to achieve a balance between director refreshment and director continuity, with proper consideration given to avoiding a cluster of retirements in any one year. In this regard, the Committee annually conducts a thorough review of the current composition of the Board and recommends a slate of directors for Board approval to be included in the Company’s proxy statement and presented at the Annual Meeting.
Director Qualifications and Diversity. The Board recognizes that a diverse Board, management, and workforce are key to Duke Energy’s success.
This commitment is evidenced in the backgrounds, skills, and qualifications of the directors who have been nominated.
The Board strives to have members representing a range of experiences and qualifications in areas that are relevant to Duke Energy’s business and strategy. As part of the search process, the committee looks for the most qualified candidates, with the following characteristics:
•
fundamental qualities, such as high standards of ethics, integrity, and fairness;

•
a genuine interest in Duke Energy and a recognition that, as a member of the Board, one is accountable to the shareholders of Duke Energy, not to any particular interest group;

•
a broad business background or understanding of business and financial affairs of a large, complex organization;

•
a mix of experiences, skills, and qualifications;

•
executive management experience at a highly complex organization, such as a corporation, university, or major unit of government, or a professional who regularly advises such organizations;

•
no conflict of interest or legal impediment to the duty of loyalty owed to Duke Energy and our shareholders;

•
willingness to commit sufficient time;

•
compatibility and ability to work well with other directors and executives in a team effort with a view to a long-term relationship with Duke Energy as a director;

•
independent opinions and willingness to state them in a constructive manner; and

•
willingness to become a shareholder of Duke Energy (within a reasonable time of election to the Board).

Director Candidate Recommendations. The committee may engage a third party from time to time to assist in identifying and evaluating director-nominee candidates, in addition to current members of the Board standing for re-election. The committee will provide the third party, based on the profile described above, the characteristics, skills, and experiences that may complement those of our existing members. The third party will then provide recommendations for nominees with such attributes. The committee considers nominees recommended by shareholders on a similar basis, taking into account, among other things, the profile criteria described above and the nominee’s experiences and skills. In addition, the committee considers the shareholder-nominee’s independence with respect to both Duke Energy and the recommending shareholder. All of the nominees on the proxy card were recommended by the committee.
Shareholders interested in submitting nominees as candidates for election as directors must provide timely written notice to the Corporate Governance Committee, c/o Kodwo Ghartey-Tagoe, Executive Vice President, Chief Legal Officer and Corporate Secretary, Duke Energy Corporation, DEP-10I, P.O. Box 1414, Charlotte, NC 28201-1414 or by email to our Corporate Secretary at InvestDUK@duke-energy.com. The written notice must set forth, as to each person whom the shareholder proposes to nominate for election as director:
•
the name and address of the recommending shareholder(s), and the class and number of shares of common stock of Duke Energy that are beneficially owned by the recommending shareholder(s);

•
a representation that the recommending shareholder(s) is a holder of record of common stock of Duke Energy entitled to vote at the Annual Meeting and intends to attend the Annual Meeting remotely or by proxy to nominate the person(s) specified in the written notice;

•
the name, age, business address, principal occupation, and employment of the recommended nominee;

•
any information relevant to a determination of whether the recommended nominee meets the criteria for Board membership established by the Board and/or the Corporate Governance Committee;

•
any information regarding the recommended nominee relevant to a determination of whether the recommended nominee would be considered independent under the applicable NYSE rules and SEC rules and regulations;

•
a description of any business or personal relationship between the recommended nominee and the recommending shareholder(s), including all arrangements or understandings between the recommended nominee and the recommending shareholder(s) and any other

34 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

REPORT OF THE CORPORATE GOVERNANCE COMMITTEE
person(s) (naming such person(s)) pursuant to which the nomination is to be made by the recommending shareholder(s);
•
a statement, signed by the recommended nominee, (i) verifying the accuracy of the biographical and other information about the nominee that is submitted with the recommendation; (ii) affirming the recommended nominee’s willingness to be a director; and (iii) consenting to serve as a director if so elected;

•
if the recommending shareholder(s) has beneficially owned more than 5% of Duke Energy’s common stock for at least one year as of the date the recommendation is made, evidence of such beneficial ownership as specified in the rules and regulations of the SEC;

•
if the recommending shareholder(s) intends to solicit proxies in support of such recommended nominee, a representation to that effect; and

•
all other information relating to the recommended nominee that is required to be disclosed in solicitations for proxies in an election of directors pursuant to Regulation 14A under the Exchange Act, including, without limitation, information regarding: (i) the recommended nominee’s business experience; (ii) the class and number of shares of capital stock of Duke Energy, if any, that are beneficially owned by the recommended nominee; and (iii) material relationships or transactions, if any, between the recommended nominee and Duke Energy’s management.

Shareholder Director Candidate Nominations for Inclusion in the 2026 Proxy Statement through Proxy Access. Our By-Laws permit shareholders to nominate a director pursuant to our proxy access provision for the 2026 Annual Meeting. Please see the Shareholder Director Nominations for Inclusion in the 2026 Proxy Statement section on page 89 of this proxy statement for more information on the requirements and timing for submission.
Shareholder Director Candidate Nominations for Presentation at the 2026 Annual Meeting Not Included in the 2026 Proxy Statement. Our By-Laws also set forth the procedures that a shareholder must follow to nominate a director candidate pursuant to our advance notice By-Law provision. Please see the Shareholder Director Nominations and Other Shareholder Proposals for Presentation at the 2026 Annual Meeting Not Included in the 2026 Proxy Statement section on page 89 of this proxy statement for more information on the requirements and timing for submission.
Director Onboarding. Half of our Board nominees have joined the Board in the last five years. In order to help those new directors quickly transition into their roles on the Board, the director onboarding process has become increasingly important. Immediately following their appointment, each new director meets individually with the senior executives responsible for the Company’s major lines of business and operations so that new directors may better understand the issues involved in all aspects of Duke Energy’s business. In addition to discussing Duke Energy’s businesses and operations, the new directors learn about our corporate governance practices and policies; the financial and technical aspects of our electric utility and natural gas businesses; the enterprise’s significant risks; our long-term strategy; and Duke Energy’s “all of the above” strategy to meet growing and evolving customer needs.
Finally, new members to our Audit and Compensation and People Development Committees typically have a separate orientation to learn more about each committee’s responsibilities, policies, and practices, and the matters that regularly come before the committee.

Communications and Engagements with Directors
Interested parties can communicate with any of our directors by sending an email to our Corporate Secretary at InvestDUK@duke-energy.com or by writing to our Corporate Secretary at the following address:
Corporate Secretary
Kodwo Ghartey-Tagoe
Executive Vice President, Chief Legal Officer
and Corporate Secretary
Duke Energy Corporation
DEP-10I
P.O. Box 1414
Charlotte, NC 28201-1414
Interested parties can communicate with our Independent Lead Director or Independent Chair by sending an email to InvestDUK@duke-energy.com or by writing to the following address:
Independent Lead Director or Independent Chair
c/o Kodwo Ghartey-Tagoe
Executive Vice President, Chief Legal Officer
and Corporate Secretary
Duke Energy Corporation
DEP-10I
P.O. Box 1414
Charlotte, NC 28201-1414
Our Corporate Secretary will distribute communications to the Board, or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board has requested that certain items that are unrelated to the duties and responsibilities of the Board be excluded, such as spam, junk mail and mass mailings, service complaints, resumes, and other forms of job inquiries, surveys, and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, obscene or similarly unsuitable

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 35

REPORT OF THE CORPORATE GOVERNANCE COMMITTEE
will be excluded. However, any communication that is so excluded remains available to any director upon request.
Corporate Governance Committee
Theodore F. Craver, Jr., Chair
Robert M. Davis
Idalene F. Kesner
E. Marie McKee
Thomas E. Skains
William E. Webster, Jr.

36 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

DIRECTOR COMPENSATION
Our director compensation program is designed to attract and retain highly qualified directors and align their interests with those of our shareholders. We compensate directors who are not employed by Duke Energy with a combination of cash and equity awards, along with certain other benefits as described below. Ms. Good receives no compensation for her service on the Board.
The Compensation and People Development Committee annually reviews the director compensation program and recommends proposed changes for approval by the Board. As part of this review, they consider the significant amount of time expended, and the skill level required, by each director not employed by Duke Energy in fulfilling his or her duties on the Board, each director’s role and involvement on the Board and its committees and the market compensation practices and levels of our peer companies.
During its annual review of the director compensation program in 2024, the Compensation and People Development Committee considered an analysis prepared by its independent consultant, FW Cook, which summarized director compensation trends for independent directors and pay levels at the same peer companies used to evaluate the compensation of our NEOs. Following this review, and after considering the advice of FW Cook about market practices and pay levels, the Compensation and People Development Committee did not recommend any changes to our director compensation program during 2024.
As a result, our 2024 director compensation program consisted of the following:
Annual Board Stock Retainer for 2024. In 2024, each eligible director received the portion of his or her annual retainer that was payable in stock in the form of fully vested shares. The stock retainer was granted under the Duke Energy Corporation 2023 Long-Term Incentive Plan that was approved by our shareholders and generally provides that no non-employee director may be granted equity awards during a calendar year that have a grant date fair value, when added to any cash fees or retainers received for that year, of more than $750,000.
Deferral Plan. Directors may elect to defer their annual stock retainer, or all or a portion of their annual cash compensation, under the Directors’ Savings Plan. Deferred amounts are credited to an unfunded account, the balance of which is adjusted for the performance of phantom investment options, including the Duke Energy common stock fund, as elected by the director, and generally are paid when the director terminates his or her service from the Board.
Charitable Giving Program. The Duke Energy Foundation, independent of Duke Energy, maintains the Duke Energy Foundation Matching Gifts Program under which directors and employees generally are eligible to request matching contributions of up to $2,500 per director or employee per calendar year to qualifying institutions. During 2024, a Special Hurricane Emergency Response Match of $2,500 per director also was available. In addition, a donation of $1,000 was made to Relief4Employees in December 2024 on behalf of each of the directors not employed by Duke Energy who served during 2024. Under the Duke Energy PAC match program, directors are eligible to receive matching contributions of up to $5,000 per year to qualifying institutions.
Expense Reimbursement and Insurance. Duke Energy provides travel insurance to directors and reimburses directors for expenses reasonably incurred in connection with attendance and participation at Board and committee meetings and special functions.
Stock Ownership Guidelines. Directors are subject to stock ownership guidelines, which establish a minimum level of ownership of Duke Energy common stock (or common stock equivalents). Currently, each director not employed by Duke Energy is required to own shares with a value equal to at least five times the annual Board cash retainer (i.e., an ownership level of $625,000) or retain 50% of his or her vested annual equity retainer. All directors were in compliance with the guidelines as of December 31, 2024.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 37

DIRECTOR COMPENSATION
The following table describes the compensation earned during 2024 by each individual, other than Ms. Good, who served as a director during 2024.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Derrick Burks	125,000	175,000	12,303	312,303
Annette K. Clayton	135,000	175,000	6,256	316,256
Theodore F. Craver, Jr.	196,712	175,000	11,256	382,968
Robert M. Davis	155,000	175,000	8,756	338,756
Caroline Dorsa	125,000	175,000	3,256	303,256
W. Roy Dunbar	125,000	175,000	8,756	308,756
Nicholas C. Fanandakis	160,000	175,000	8,756	343,756
John T. Herron	155,000	175,000	8,756	338,756
Idalene F. Kesner	125,000	175,000	8,756	308,756
E. Marie McKee	145,000	175,000	9,268	329,268
Michael J. Pacilio	135,000	175,000	10,756	320,756
Thomas E. Skains	125,000	175,000	9,342	309,342
William E. Webster, Jr.	135,000	175,000	11,256	321,256

(1)
Ms. Clayton, Dr. Kesner, Mr. Pacilio, and Mr. Webster elected to defer their 2024 cash compensation under the Directors’ Savings Plan.

(2)
This column reflects the grant date fair value of the stock awards granted to each eligible director during 2024. The grant date fair value was determined in accordance with the accounting guidance for stock-based compensation. See Note 22 of the Consolidated Financial Statements contained in our 2024 Form 10-K for an explanation of the assumptions made in valuing these awards. In May 2024, each sitting director on the Board received an annual stock retainer in the form of 1,699 shares of Duke Energy common stock. Mr. Burks, Ms. Clayton, Mr. Dunbar, Mr. Fanandakis, Dr. Kesner, Mr. Pacilio, Mr. Skains, and Mr. Webster elected to defer their 2024 – 2025 stock retainer of Duke Energy shares under the Directors’ Savings Plan.

(3)
The All Other Compensation column includes the following for 2024:

Name	Business Travel Accident Insurance ($)	Charitable Contributions ($)	Other* ($)	Total ($)
Derrick Burks	256	9,500	2,547	12,303
Annette K. Clayton	256	6,000	0	6,256
Theodore F. Craver, Jr.	256	11,000	0	11,256
Robert M. Davis	256	8,500	0	8,756
Caroline Dorsa	256	3,000	0	3,256
W. Roy Dunbar	256	8,500	0	8,756
Nicholas C. Fanandakis	256	8,500	0	8,756
John T. Herron	256	8,500	0	8,756
Idalene F. Kesner	256	8,500	0	8,756
E. Marie McKee	256	9,012	0	9,268
Michael J. Pacilio	256	10,500	0	10,756
Thomas E. Skains	256	8,500	586	9,342
William E. Webster, Jr.	256	11,000	0	11,256

*
Includes personal use of corporate aircraft and tickets to athletic events.

38 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table indicates the amount of Duke Energy common stock beneficially owned by the directors and executive officers listed in the Summary Compensation Table under Executive Compensation (referred to as the NEOs), and all directors and executive officers as a group as of March 3, 2025. There were 777,021,683 shares of Duke Energy common stock outstanding as of March 3, 2025.
Name or Identity of Group	Total Shares Beneficially Owned(1)	Percent of Class
Derrick Burks	942	*
Annette K. Clayton	18,410	*
Theodore F. Craver, Jr.	15,062	*
Robert M. Davis	13,704	*
Caroline Dorsa	9,514	*
W. Roy Dunbar	7,032	*
Nicholas C. Fanandakis	10,994	*
Kodwo Ghartey-Tagoe	35,543	*
Lynn J. Good	608,330	*
John T. Herron	31,934	*
Julia S. Janson	52,592	*
Idalene F. Kesner	7,491	*
E. Marie McKee	195	*
Michael J. Pacilio	2,180	*
Brian D. Savoy	41,701	*
Harry K. Sideris	47,327	*
Thomas E. Skains	31,483	*
William E. Webster, Jr.	5,190	*
Directors and executive officers as a group (25)	1,049,318	*

*
Represents less than 1%.

(1)
Unless otherwise noted, the business address of each of the directors and executive officers in this table is Duke Energy Corporation, DEP-10I P.O. Box 1414, Charlotte, NC 28201-1414. In addition, unless otherwise noted, and subject to applicable community property laws, the persons and entities named in this table have sole voting and investment power with respect to beneficially owned Duke Energy common stock. Includes the following number of shares with respect to which directors and executive officers have the right to acquire beneficial ownership within 60 days of March 3, 2025: Mr. Burks – 942; Ms. Clayton – 11,954; Mr. Craver – 701; Mr. Davis – 2,651; Ms. Dorsa – 0; Mr. Dunbar – 5,441; Mr. Fanandakis – 7,854; Mr. Ghartey-Tagoe – 0; Ms. Good – 0; Mr. Herron – 0; Ms. Janson – 0; Dr. Kesner – 2,510; Ms. McKee – 191; Mr. Pacilio – 544; Mr. Savoy – 0; Mr. Sideris – 4,640; Mr. Skains – 7,287; and Mr. Webster – 4,130.; and all directors and executive officers as a group – 49,904.

Supplemental Table – Including Ownership of Units Representing Common Stock
The following table shows ownership of both Duke Energy common stock (listed in the table above as defined by SEC regulations), as well as units (not listed in the table above) related to Duke Energy common stock under the Directors’ Savings Plan or the Executive Savings Plan, as applicable, which units do not represent an equity interest in Duke Energy but are equal in economic value to one share of Duke Energy common stock.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 39

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Name or Identity of Group	Number of Units
Derrick Burks	5,760
Annette K. Clayton	18,410
Theodore F. Craver, Jr.	19,265
Robert M. Davis	13,704
Caroline Dorsa	9,514
W. Roy Dunbar	7,032
Nicholas C. Fanandakis	10,994
Kodwo Ghartey-Tagoe	36,884
Lynn J. Good	608,428
John T. Herron	31,934
Julia S. Janson	52,870
Idalene F. Kesner	10,422
E. Marie McKee	77,656
Michael J. Pacilio	7,077
Brian D. Savoy	44,136
Harry K. Sideris	48,551
Thomas E. Skains	31,483
William E. Webster, Jr.	18,335
The following table lists the beneficial owners of 5% or more of Duke Energy’s outstanding shares of common stock as of December 31, 2024. This information is based on the most recently available reports filed with the SEC.
Name or Identity of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	70,350,859	9.12%
BlackRock Inc.(2) 40 East 52nd Street New York, NY 10022	58,022,212	7.52%
State Street Corporation(3) State Street Financial Center One Lincoln Street Boston, MA 02111	41,821,025	5.42%

(1)
According to the Schedule 13G/A filed by The Vanguard Group on February 13, 2024, these shares are beneficially owned by The Vanguard Group, which is the parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) to various investment companies, and has 0 shares with sole voting power, 1,329,062 shares with shared voting power, sole dispositive power with regard to 66,694,883 shares, and 3,655,976 shares with shared dispositive power.

(2)
According to the Schedule 13G/A filed by BlackRock Inc. on January 26, 2024, these shares are beneficially owned by BlackRock Inc., which is the parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) to various investment companies, and has sole voting power with respect to 54,120,108 shares, 0 shares with shared voting power, sole dispositive power with regard to 58,022,212 shares, and 0 shares with shared dispositive power.

(3)
According to the Schedule 13G filed by State Street Corporation on January 29, 2024, these shares are beneficially owned by State Street Corporation, which is the parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) to various investment companies, and has 0 shares with sole voting power, 26,669,036 shares with shared voting power, 0 shares with sole dispositive power, and 41,695,621 shares with shared dispositive power.

Insider Trading Policy and Prohibition on Hedging and Pledging
We have adopted an insider trading policy that governs the purchase, sale and other disposition of our securities by any director, officer and employee of the company, and the company itself, that is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as NYSE listing standards. Under such Securities Trading Policy, our directors, officers, employees, and their “related persons” may not engage in any hedging or monetization transactions with respect to Duke Energy securities, including by trading in put or call options, warrants, swaps, forwards, and other derivatives or similar instruments in connection with Duke Energy securities, or by selling Duke Energy securities “short.” In addition, our directors, officers, employees, and their related persons are prohibited from holding Duke Energy securities in a margin account or otherwise pledging our securities in any way, including as collateral for a loan. For purposes of this policy, a “related person” of any director or employee includes the spouse, minor children, step-children, or anyone else living in the director’s or employee’s household, partnerships in which the director or employee is a general partner, trusts of which the director or employee is a trustee, estates of which the director or employee is an executor, and any other legal entities controlled by the director or employee.
40 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 2:
RATIFICATION OF DELOITTE & TOUCHE LLP AS DUKE ENERGY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025

The Audit Committee is directly responsible for the appointment and compensation, including the preapproval of audit fees as described below, and the retention and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting. The Audit Committee annually performs an assessment of Deloitte’s independence and performance in deciding whether to retain Deloitte or engage a different independent auditor. Based on this evaluation, the Audit Committee has selected Deloitte as Duke Energy’s independent registered public accounting firm for 2025. This appointment is being submitted to shareholders for its ratification as the Audit Committee and the Board believe that the continued retention of Deloitte as our independent registered public accounting firm is in the best interests of Duke Energy and our shareholders.

Independence
Deloitte (or one of its predecessor companies) has served as our independent registered public accounting firm since 1947. Deloitte’s level of service, industry experience, and years of experience with Duke Energy have allowed them to gain expertise regarding Duke Energy’s operations, accounting policies and practices, and internal control over financial reporting. It also prevents the significant time commitment that educating a new auditor would entail, which could also result in a distraction in focus for Duke Energy management and enables a more efficient fee structure.
To safeguard the continued independence of the independent registered public accounting firm, the Audit Committee adopted a policy that provides that the independent registered public accounting firm is only permitted to provide services to Duke Energy and our subsidiaries that have been preapproved by the Audit Committee. Pursuant to the policy, detailed audit services, audit-related services, tax services, and certain other services have been specifically preapproved up to certain categorical fee limits. Proposed services exceeding cost of preapproved limits must be approved by the Audit Committee before the independent registered public accounting firm is engaged for such service. All other services that are not prohibited pursuant to the SEC’s or other applicable regulatory bodies’ rules or regulations must be specifically approved by the Audit Committee before the independent registered public accounting firm is engaged for such service. All services performed in 2024 and 2023 by the independent registered public accounting firm were approved by the Duke Energy Audit Committee pursuant to its policy on Engaging the Independent Auditor for Services. Information on Deloitte’s fees for services rendered in 2024 and 2023 are listed below.
In addition to the annual review of Deloitte’s independence and in association with the mandatory rotation of Deloitte’s lead engagement partner every five years, the Audit Committee oversees the selection of Deloitte’s new lead engagement partner, including discussing candidate qualifications and interviewing potential candidates put forth by Deloitte. Deloitte’s lead engagement partner was last approved by the Audit Committee in 2024 effective for the 2024 audit year.
Representatives of Deloitte are expected to participate in the Annual Meeting and will be available to respond to appropriate questions that are submitted in advance of or at the Annual Meeting.
The approval of a majority of shares represented in person or by proxy at the Annual Meeting is required to approve this proposal.

Audit Fees
Type of Fees	2024	2023
Audit Fees(1)	$14,640,000	$13,960,000
Audit-Related Fees(2)	$740,000	$493,000
Tax Fees(3)	$0	$20,000
All Other Fees(4)	$5,885	$30,000
Total fees:	$15,385,885	$14,503,000

(1)
Audit Fees are fees billed, or expected to be billed, by Deloitte for professional services for the financial statement audits of Duke Energy and our subsidiaries, including the audit of the internal control over financial reporting of Duke Energy and subsidiaries included in Duke Energy’s 2024 Form 10-K, reviews of financial statements included in Duke Energy’s Quarterly Reports on Form 10-Q, statutory and regulatory attestation procedures, and services associated with securities filings, such as comfort letters and consents.

(2)
Audit-Related Fees are fees billed, or expected to be billed, by Deloitte for assurance and related services, including examinations of management assertions on financial reporting-related matters.

(3)
Tax Fees are fees billed, or expected to be billed, by Deloitte for tax return assistance and preparation, tax examination assistance, and professional services related to tax planning and tax strategy.

(4)
Other Fees are fees billed, or expected to be billed, by Deloitte for attendance at Deloitte-sponsored trainings, conferences, and access to Deloitte research tools and subscription services.

For the Above Reasons, the Board of Directors Recommends a Vote “FOR” This Proposal.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 41

REPORT OF THE AUDIT COMMITTEE
The following is the report of the Audit Committee with respect to Duke Energy’s audited financial statements for the fiscal year ended December 31, 2024. The information contained in this report of the Audit Committee shall not be deemed to be “soliciting material” or “filed” or “incorporated by reference” in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Duke Energy specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
The purpose of the Audit Committee is to assist the Board in its general oversight of Duke Energy’s financial reporting, internal audit functions, and internal controls, including disclosure controls and procedures. The Audit Committee’s charter describes in greater detail the full responsibilities of the committee and is available on our website at www.duke-energy.com/our-company/corporate-governance/board-committee-charters/audit. Further information about the Audit Committee, its policy on Engaging the Independent Auditor for Services, and its members is detailed on pages 29 and 41 of this proxy statement.
The Audit Committee has reviewed and discussed the consolidated financial statements of Duke Energy and its subsidiaries with management and Deloitte, Duke Energy’s independent registered public accounting firm. Management is responsible for the preparation, presentation, and integrity of Duke Energy’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Deloitte is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with GAAP, as well as expressing an opinion on the effectiveness of internal control over financial reporting based on the criteria established in “Internal Control – Integrated Framework (2013)” issued by the Committee of Sponsoring Organizations of the Treadway Commission.
The Audit Committee reviewed the Company’s audited financial statements with management and Deloitte, and met separately with both management and Deloitte to discuss and review those financial statements and reports prior to issuance. These discussions also addressed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Management has represented, and Deloitte has confirmed, that the financial statements for the fiscal year ended December 31, 2024, are fairly presented, in all material respects, in conformity with GAAP.
In addition, management completed the documentation, testing, and evaluation of Duke Energy’s system of internal control over financial reporting in response to the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received updates provided by management and Deloitte at the regularly scheduled Audit Committee meetings. At the conclusion of the process and prior to the filing of the 2024 Form 10-K with the SEC, management presented to the Audit Committee on the effectiveness of Duke Energy’s internal control over financial reporting. The Audit Committee also reviewed the report of management contained in Duke Energy’s 2024 Form 10-K filed with the SEC, as well as Deloitte’s report included in the Company’s 2024 Form 10-K related to its audit of the effectiveness of internal control over financial reporting.
The Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. In addition, Deloitte has provided the Audit Committee with the written disclosures and the letter required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526, “Communications with Audit Committees Concerning Independence” that relates to Deloitte’s independence from Duke Energy and our subsidiaries and the Audit Committee has discussed with Deloitte the firm’s independence.
Based on its review of the consolidated financial statements and discussions with and representations from management and Deloitte referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in Duke Energy’s 2024 Form 10-K for filing with the SEC.
Audit Committee
Nicholas C. Fanandakis, Chair
Derrick Burks
Annette K. Clayton
Caroline Dorsa
Michael J. Pacilio

42 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 3:
ADVISORY VOTE TO APPROVE DUKE ENERGY’S NAMED EXECUTIVE OFFICER COMPENSATION

Duke Energy’s shareholders recommended that our Board hold say-on-pay votes on an annual basis. As a result, we are providing our shareholders with the opportunity to approve, on a nonbinding, advisory basis, the compensation of our NEOs as disclosed in this proxy statement. This proposal gives our shareholders the opportunity to express their views on the compensation of our NEOs.
In connection with this proposal, the Board encourages shareholders to review, in detail, the description of the compensation program for our NEOs that is set forth in the Compensation Discussion and Analysis beginning on page 44 of this proxy statement, as well as the information contained in the compensation tables and narrative discussion in this proxy statement.
As described in more detail in the Compensation Discussion and Analysis section, the guiding principle of our compensation philosophy is that pay should be linked to performance and that the interests of our executives and shareholders should be aligned. Our compensation program is designed to provide significant upside and downside potential depending on actual results as compared to predetermined measures of success. A significant portion of our NEOs’ TDC is directly contingent upon achieving specific results that are important to our long-term success and growth in shareholder value. We supplement our pay for performance program with a number of compensation policies that are aligned with the long-term interests of Duke Energy and our shareholders. We are asking our shareholders to indicate their support for the compensation of our NEOs as disclosed in this proxy statement by voting “FOR” the following resolution:
“RESOLVED, that the shareholders of Duke Energy approve, on a nonbinding, advisory basis, the compensation paid to Duke Energy’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the Securities Act, including the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion in Duke Energy’s 2025 Proxy Statement.”
The approval of a majority of shares represented in person or by proxy at the Annual Meeting is required to approve this proposal. Because your vote is advisory, it will not be binding on the Board, the Compensation and People Development Committee, or Duke Energy. The Compensation and People Development Committee, however, will review the voting results and take them into consideration when making future decisions regarding the compensation of our NEOs.

For the Above Reasons, the Board of Directors Recommends a Vote “FOR” This Proposal.
REPORT OF THE COMPENSATION AND PEOPLE DEVELOPMENT COMMITTEE
The Compensation and People Development Committee is responsible for the oversight of Duke Energy’s compensation programs and compensation of Duke Energy’s executive officers per the Compensation and People Development Committee’s charter, which is available on our website at www.duke-energy.com/our-company/corporate-governance/board-committee-charters/compensation.
The Compensation and People Development Committee of Duke Energy has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation and People Development Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
Compensation and People Development Committee
E. Marie McKee, Chair
Theodore F. Craver, Jr.
W. Roy Dunbar
Nicholas C. Fanandakis
Thomas E. Skains

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 43

COMPENSATION DISCUSSION AND ANALYSIS
Section 1: Executive Summary
The purpose of this Compensation Discussion and Analysis is to provide information about Duke Energy’s compensation objectives and policies for our NEOs, who, for 2024, are:
Name	Title
Lynn J. Good	Chair and CEO
Brian D. Savoy	Executive Vice President and CFO
Harry K. Sideris	President, Duke Energy
Julia S. Janson	Executive Vice President and CEO, Duke Energy Carolinas
Kodwo Ghartey-Tagoe	Executive Vice President, Chief Legal Officer and Corporate Secretary
Compensation Objectives and Principles for 2024

•
Our compensation program is designed to link pay to performance, with the goal of attracting and retaining talented executives, rewarding individual performance, sustaining long-term performance, and aligning the interests of our management team with those of key stakeholders, including shareholders and customers.

•
Our compensation program provides significant upside and downside potential depending on actual results, as compared to predetermined goals for success.

•
When establishing our executive compensation program for 2024, we took into consideration our near-term and long-term business strategy along with a focus on maximizing long-term value for our shareholders and providing safe, reliable, and cost-effective service to our customers.

Shareholder Engagement

We have a long-standing history of engaging with, and responding to the feedback provided by, our shareholders and other stakeholders and value the deep relationships we have built. That feedback over time has greatly informed our compensation, stewardship, and governance programs. Given its success, we continued our shareholder outreach program in 2024, reaching out to and engaging with holders of approximately 40% of Duke Energy’s outstanding shares of common stock. We also sought to engage with every shareholder who requested to meet with us. These discussions included members of management and, in some instances, our CEO, President, as well as our Lead Independent Director. Topics discussed with our shareholders in 2024 included:
•
Business and Strategy – Updates on our business performance and strategy, including financial results, growth targets, regulatory matters, and strategic initiatives, particularly as we are entering a period of heightened load growth, capital expenditure plan alignment, anticipated energy generation mix through 2050, and exploration of new technologies while keeping customer reliability and affordability top of mind;

•
Regulatory and Jurisdictional Considerations –  Review of relevant regulatory updates, including how we are balancing customer affordability and reliability with decarbonization-oriented regulations and legislation;

•
Risk Management – How we are reviewing the long-term exposure, risk, and vulnerability to physical impacts of climate change to our assets, including increasing the resilience of our energy system for the last decade through storm hardening, smart grid technologies, capacity, and reliability projects;

•
Shareholder Proposals for the 2025 Annual Meeting – Including the shareholder proposals to be voted on at the 2025 Annual Meeting;

•
Corporate Governance – Including our succession planning process, Board composition, refreshment, onboarding and education, review process, and risk oversight role of the Board;

•
Executive Compensation – Alignment of our executive compensation program with our strategic, financial, and operational objectives; and

44 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

COMPENSATION DISCUSSION AND ANALYSIS
•
Policy Impacts – Our policy priorities and engagement initiatives in support of our business strategy.

During these conversations, shareholders expressed appreciation for the pay for performance alignment in our compensation program, as well as the clear and detailed disclosure of our executive compensation program. Shareholders also were pleased that environmental, customer satisfaction, and safety metrics continue to be incorporated into our incentive plans, and that the Compensation and People Development Committee includes energy modernization related goals in our STI plan. We greatly value the input shareholders provided and will continue our outreach efforts on a wide variety of topics.

Strategic Focus Aligns With Investor Focus

Under the leadership of Ms. Good, we have intensified our focus on serving our customers and communities while leading the way to a safe, secure, and responsible energy future. Our strategy for the next decade is clear.
Duke Energy is committed to creating value for our shareholders and customers while executing on our business strategy.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 45

COMPENSATION DISCUSSION AND ANALYSIS
Performance Metrics Aligned to Our Strategy

# STRATEGIC ENERGY MODERNIZATION GOAL

Our STI plan includes the following objectives related to our energy modernization:

This energy modernization focus is formally reflected in the individual STI objectives for each of the NEOs and is based on a qualitative performance assessment against key measures for each objective.

# QUANTITATIVE GOALS FOR ENERGY MODERNIZATION

## NON-EMITTING GENERATION AND STORAGE CAPACITY

Consistent with our "all of the above" strategy, we continue to advance progress on new natural gas facilities and include a quantitative goal in our STI plan that focuses on the growth of our non-emitting generation and storage capacity.

# SAFETY

Safety remains our top priority. As an indication of our commitment to safety and operational excellence, we include safety metrics in both the STI and LTI plans based on the TICR for employees, which measures the number of occupational injuries and illnesses per 100 workers.

# ENVIRONMENTAL EVENTS

To reinforce our commitment to the environment, the STI plan includes a reportable environmental events metric as described on page 52 of this proxy statement. This objective emphasizes identification and mitigation of environmental risks associated with our operations.

# STRONG GOVERNANCE

Our compensation program is based on sound governance principles and policies to reinforce our pay for performance philosophy and strengthen the alignment of the interests of our executives with our shareholders and other stakeholders, as more fully described on pages 49, 60 and 61 of this proxy statement.

46 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

COMPENSATION DISCUSSION AND ANALYSIS
Chief Executive Officer Compensation

Compensation for Ms. Good in 2024
In 2024, after considering the compensation of Ms. Good’s peers at other companies, the Compensation and People Development Committee approved an increase in Ms. Good’s 2024 target STI opportunity from 175% to 200% of her annual base salary, and an increase in Ms. Good’s 2024 target LTI opportunity from 1,050% to 1,067% of her annual base salary. With these changes, approximately 93% of Ms. Good’s total direct compensation opportunity for 2024 was performance and/or stock-based, which creates strong alignment with our shareholders and reinforces our pay for performance culture.
Ms. Good’s leadership has been instrumental to Duke Energy’s ability to respond to changing market conditions and opportunities. Since becoming our CEO in 2013, Ms. Good has advanced our business strategy and prepared our Company for the energy growth to come, driven industry-leading operational performance, and guided us through several major transactions as we restructured our portfolio of businesses to reduce risk and improve returns.
Compensation Changes in 2025 in Connection with CEO Transition
As previously announced, Ms. Good retired from the Company effective on April 1, 2025, and Mr. Sideris was appointed CEO effective April 1, 2025.
In connection with this transition, and after reviewing relevant market data and considering the advice of its independent compensation consultant, the independent members of the Board approved the following compensation adjustments for Mr. Sideris: (i) an increase in his base salary from $900,000 to $1,300,000 effective April 1, 2025, (ii) an increase in his 2025 target STI opportunity from 115% to 150% of his base salary, and (iii) an increase in his 2025 target LTI opportunity from 475% to 750% of his base salary, which was allocated 70% to performance shares and 30% to RSUs. In addition, his Change in Control Agreement (described in more detail on page 72) was amended to increase his severance multiple from 2.00x to 2.99x, which aligns with Ms. Good's severance multiple and market norms, and he will have use of the corporate aircraft for personal travel within North America, subject to reimbursement for direct operating costs (other than travel for an annual physical or to attend outside board meetings).
The Compensation and People Development Committee did not make any changes to Ms. Good’s 2025 annual base salary (which remained at $1,500,000 through March 31, 2025) or 2025 target STI opportunity (which remained at 200% of base salary and, if earned based on actual full-year performance results, will be pro-rated for the time she was employed during the year). The Compensation and People Development Committee approved a 2025 LTI opportunity for Ms. Good with a target value of $6 million, which was allocated 70% to performance shares and 30% to RSUs. Per the terms of these equity award agreements, the awards will continue to vest following her retirement, provided that the performance shares will be paid based on actual performance results for the 3-year performance period. Ms. Good did not receive any severance benefits under her Employment Agreement (described in more detail on pages 71 and 72) in connection with her retirement.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 47

COMPENSATION DISCUSSION AND ANALYSIS
Core Compensation Structure and Incentive Metrics in 2024

•
Our core compensation program consists of base salary, STI and LTI (performance shares and RSUs), as outlined in the table below.

	Element	Performance Metrics Aligned to Strategy
Base Salary	• Cash
Short-Term Incentive	• Short-Term Cash Incentive
Measured over a one-year period:
•
Adjusted EPS

•
O&M

•
Operational Excellence (safety, environmental, and reliability)

•
Customer Satisfaction

•
Energy Modernization (non-emitting MW capacity growth)

•
Individual Performance Goals and Modifier (based on individual performance)

Long-Term Equity Incentive	• Performance Shares (70%)	Measured over a three-year period: • Cumulative Adjusted EPS • Relative TSR • Safety
	• RSUs (30%)	• Subject to continued employment, vest in equal installments on the first three anniversaries of the date of grant

•
The following chart illustrates the components of the TDC opportunities provided to our CEO and other NEOs:

Target Compensation Mix

(consisting of base salary, STI and LTI)

CEO
STI (Cash), 15%
Base Salary, 7%
RSUs, 23%
Performance Shares, 55%
93%
Performance and/or Stock-Based
Other Current NEOs
STI (Cash), 18%
Base Salary, 17%
RSUs, 20%
Performance Shares, 45%
83%
Performance and/or Stock-Based

93% of CEO pay is performance and/or stock-based, which creates strong alignment with our shareholders and reinforces our pay for performance culture

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COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation Best Practices

Following are key features of our executive compensation program:

AT DUKE ENERGY WE…	AT DUKE ENERGY WE DO NOT…
Integrate key performance metrics in our incentive plans relating to environmental, energy modernization, safety, and customer initiatives	Provide tax gross-ups to NEOs
Require significant stock ownership, including 6x base salary for our CEO and 3x base salary for other NEOs	Permit hedging or pledging of Duke Energy securities
Maintain a stock retention policy	Provide “single trigger” vesting of stock awards upon a change in control
Tie equity (both time and performance-based) and cash-based incentive compensation to a clawback policy	Provide employment agreements to a broad group
Use an independent compensation consultant retained by and reporting directly to the Compensation and People Development Committee to advise on compensation matters	Encourage excessive or inappropriate risk-taking through our compensation program
Review tally sheets on an annual basis	Provide excessive perquisites
Consider shareholder feedback and the prior year’s “say-on-pay” vote	Provide dividend equivalents on unearned performance shares
Require that equity awards be subject to a one-year minimum vesting period, subject to limited exceptions
Disclose performance targets for the performance share cycle granted in the most recent year
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COMPENSATION DISCUSSION AND ANALYSIS
Section 2: Compensation Program
Overall Design

We design our compensation program so that it motivates our executives to focus on our core business priorities and aligns the interests of executives and key stakeholders, including shareholders and customers.
Elements of Our Total Direct Compensation Program

As discussed in more detail below, during 2024, the components of TDC for our NEOs were base salary, STI compensation, and LTI compensation.
Base Salary
The salary for each NEO is based on, among other factors, job responsibilities, level of experience, individual performance, comparisons to the salaries of executives in similar positions at other companies in our peer group and internal comparisons. The Compensation and People Development Committee considers changes in the base salaries of our NEOs at least annually, but changes are not made every year.
During the annual review process in early 2024, the Compensation and People Development Committee approved (i) a 41% increase in Mr. Sideris’s base salary to reflect his promotion to President effective April 1, 2024, and (ii) a 7% increase in Mr. Savoy’s base salary, a 12.5% increase in Ms. Janson’s base salary, and an 8% increase in Mr. Ghartey-Tagoe’s base salary, each effective March 1, 2024, to ensure the compensation for each remains competitive with the applicable market median of the compensation peer group. The Compensation and People Development Committee did not adjust the base salary of the CEO in 2024.
Short-Term Incentive Compensation
STI opportunities are provided to our NEOs under the Duke Energy Corporation Executive Short-Term Incentive Plan to promote the achievement of annual performance objectives. Each year, the Compensation and People Development Committee establishes the target STI opportunity for each NEO, which is based on a percentage of his or her base salary. During the annual review process in early 2024, the Compensation and People Development Committee approved the target STI opportunity for each NEO based on the peer group market data, each NEO’s responsibilities, and an assessment of his or her individual contributions. In 2024, the Compensation and People Development Committee approved (i) an increase in Ms. Good’s annual target STI opportunity from 175% to 200% of her annual base salary, (ii) an increase in Mr. Sideris’s annual target STI opportunity from 95% to 115% of his annual base salary in connection with his promotion to President, and (iii) an increase in Ms. Janson’s annual target STI opportunity from 100% to 115% of her annual base salary. The STI opportunities for the other NEOs remained unchanged from 2023 levels.
Name	Target STI Opportunity (as a % of base salary)
Lynn J. Good	200%
Brian D. Savoy	100%
Harry K. Sideris	115%
Julia S. Janson	115%
Kodwo Ghartey-Tagoe	100%
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COMPENSATION DISCUSSION AND ANALYSIS
As discussed in more detail below, the Compensation and People Development Committee established the following objectives under the STI plan in February 2024, with the STI target opportunity allocated between corporate and individual objectives as follows:
In order to align financial performance with funding of the STI plan, the Compensation and People Development Committee established a performance floor, or circuit breaker, providing that if an adjusted EPS performance level of at least $5.90 was not achieved, the payout levels for all other measures would be reduced up to the payout level for the EPS performance objective. The circuit breaker was set at an amount between the threshold and target levels.
Depending on actual performance, NEOs were eligible to earn a maximum of up to 187.5% of the amount of their STI target opportunity allocated to corporate objectives, based on a potential maximum payout of 200% for the EPS objective, and a 175% potential maximum payout for the O&M expense, operational excellence, customer satisfaction, energy modernization, and individual objectives.
In order to provide a wider range of potential payouts based on individual performance, in 2024 our STI plan included a performance modifier that could adjust the aggregate payout on the corporate objectives positively or negatively by up to 25%.

Goal Setting Process
Financial Performance Measures. The Compensation and People Development Committee believes that tying a portion of the STI payments to adjusted EPS aligns pay outcomes of our NEOs with the interests of shareholders and other stakeholders.
•
When setting financial goals, the Compensation and People Development Committee reviews our long-term financial plan, as well as the current economic and regulatory environment and expectations for investment opportunities and customer satisfaction.

•
The Compensation and People Development Committee calibrates the adjusted EPS goal with our publicly announced guidance range and considers industry comparisons and growth expectations to establish the threshold, target, and maximum performance levels.

•
For 2024, our adjusted EPS guidance range was originally set at $5.85 to $6.10, and the adjusted EPS target under the 2024 STI plan was set in the middle of this guidance range at $5.98. This target exceeded the actual adjusted EPS result of $5.56 under the 2023 STI plan.

Operational Performance Measures. The Compensation and People Development Committee sets operational performance measure targets at challenging levels to drive long-term growth and success. Stretch performance levels are set to motivate employees to strive for continuous improvement and operational excellence.

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COMPENSATION DISCUSSION AND ANALYSIS
Corporate Objectives (85% of total)
The 2024 corporate objectives and the related target and performance results, prior to the application of the EPS circuit breaker, were as follows:
Objective(1)	Weight	Threshold (25%)	Target (100%)	Maximum(2)	Result	Sub-Total	Performance
Adjusted EPS	50%	$5.78	$5.98	$6.13	$5.90		70%(3)
O&M Expense	5%	$4,755M	$4,605M	$4,455M	$4,561M		122%
Operational Excellence							162.73%
(a) Safety/Environmental
TICR Employees	2.5%	0.48	0.36	0.30	0.32	150%
Environmental Events	2.5%	8	4	0	0	175%
(b) Reliability Index(4)	5%	25	100	175	162.95	162.95%
Customer Satisfaction	10%	42	46	50	46.1		101.88%
Energy Modernization (Non-Emitting MW Capacity Growth)	10%	800	1,200	1,600	867		37.56%

(1)
For additional information about the calculation of the adjusted EPS and O&M expense control objectives, see pages 61 and 62 of this proxy statement.

(2)
A payout of up to 200% of the target opportunity is available for the adjusted EPS objective and a payout of up to 175% of the target opportunity is available for the other corporate and individual objectives.

(3)
If adjusted EPS does not exceed $5.90 (i.e., a performance floor or circuit breaker), the payout levels for all other performance measures are reduced.

(4)
The Reliability Index is comprised of five separate reliability metrics, as described below, each of which has a relative weight of 22%, except the Natural Gas – Outages metrics, which has a relative weight of 12%.

For 2024, we achieved an aggregate payout percentage for the corporate objectives other than EPS of 103.76%. Because adjusted EPS in 2024 did not exceed $5.90 (i.e., the performance floor or circuit breaker), the payout percentage for each of the other performance measures was capped at 84%.
Corporate Metrics	Description/Rationale
Financial Metrics
Adjusted EPS
A widely accepted, easily understood, and important metric used to evaluate the success of our performance. This metric is one of the factors that impacts the market value of our common stock, which aligns the interests of shareholders and executives.

O&M Expense
A measure that includes those costs necessary to support daily operations, as well as operate and maintain the operating efficiency and productive life of assets. Carefully managing expenses enables us to make investments while mitigating customer costs.

Operational Excellence Metrics
Safety/Environmental Metrics
TICR	A measure of the number of occupational injuries and illnesses per 100 employees. This objective emphasizes our focus on achieving an event-free and injury-free workplace.
Environmental Events
A measure of environmental events resulting from operations that have an impact on the environment, require the notification of a regulatory agency, or result in a regulatory citation or other enforcement action. This objective emphasizes service reliability and the mitigation of environmental risks associated with our operations.

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COMPENSATION DISCUSSION AND ANALYSIS
Reliability Index
Generation – Nuclear Annual Unit Capability Factor	The percentage of maximum energy generation that the nuclear fleet is capable of supplying to the electrical grid, limited only by factors within the control of plant management.
Generation – Regulated and Renewable Energy Coal/CC Tiers 1-2 Equivalent Forced Outage Factor
A measure of the reliability of the Regulated and Renewable Energy fleet calculated by comparing the sum of forced outage hours and equivalent forced derated hours to the period hours for each of those units.

Electric Grid – T&CD System Average Interruption Duration Index	A measure of the sum of all customer interruption durations, divided by the total number of customers served. The metric is measured in units of time, often minutes.
Transmission Outages per 100 Miles per Year – Sustained Automatic
A measure of the number of sustained (greater than or equal to 1 minute) automatic transmission line events that are incurred per one hundred circuit miles per year, applicable to 100kV lines and greater.

Natural Gas – Outages
A measure of the number of outages in the natural gas local distribution business. For this purpose, an “outage” is defined as an event that causes a loss of natural gas service for at least 50 active customers, where the event is not caused by a third party or by failure of equipment that has been properly maintained.

Customer Satisfaction Metric
CSAT
A composite of customer satisfaction results for each regulated utility. For our Duke Energy Ohio and Kentucky electric and gas utilities, the results are based on the Residential Net Promoter Score, the Small/Medium Business Net Promoter Score, the LB Electric Net Promoter Score, the Residential Gas Net Promoter Score, the Small/Medium Business Gas Net Promoter Score, and the Major Accounts Gas Net Promoter Score. For Piedmont Natural Gas, the results are based on the Residential PNG Net Promoter Score, the Small/Medium Business PNG Net Promoter Score, and the Major Accounts PNG Net Promoter Score.

Energy Modernization Metric
Non-Emitting Megawatt Capacity Growth
A quantitative measure of new incremental sources that serve our customers measured in megawatts of capacity added during 2024 for our regulated electric segment. It includes any connected new nuclear and hydro/pumped storage uprates, new wind and solar projects, and incremental energy efficiency and demand side management program participation.

Individual Objectives (15% of total)
The 2024 individual objectives for our NEOs generally were divided into the following areas:
•
Meet our customers’ evolving energy demands with a focus on affordability, reliability, and energy modernization

•
Advance policy and regulatory outcomes with a focus on enhancing customer value proposition and strengthening stakeholder relationships that support our energy infrastructure modernization and long-term growth

•
Invest in critical energy infrastructure, including innovative customer programs, to maintain reliability, resiliency, customer satisfaction and affordability in support of our energy infrastructure modernization

•
Achieve risk-informed financial results through investments, business transformation, and cost management while maintaining a strong balance sheet

•
Continue to advance the customer experience to strengthen loyalty and deepen customer relationships

•
Drive sustainable results for environmental performance, optimized reliability, and capacity utilization while maintaining a safety-first culture for all employees

•
Continue to build leadership and workforce capabilities, agility, and bench strength for today and tomorrow that reflect the diversity of the communities we serve, and foster a culture of inclusion, engagement, innovation, and excellence

Because adjusted EPS in 2024 did not exceed $5.90 (i.e., the performance floor or circuit breaker), performance for the individual objectives was reduced to 84% of the target opportunity, resulting in an aggregate payout of 72.36% of the target opportunity prior to the application of the performance modifier.

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COMPENSATION DISCUSSION AND ANALYSIS
Performance Modifier (+/- 25%)
The STI plan provides the Compensation and People Development Committee with flexibility to apply a performance modifier to each named executive officer. If applied, the performance modifier would adjust the aggregate payout level, positively or negatively, by up to 25%. Each year, the Compensation and People Development Committee considers whether to apply the performance modifier based on its evaluation of overall corporate performance and each named executive officer’s performance against the individual objectives for that year.
This plan design feature is intended to strengthen our pay for performance culture and reward the contributions made by the NEOs during the year.
We experienced the most significant hurricane season in our history during 2024, beginning with Hurricane Debby and followed closely by back-to-back Hurricanes Helene and Milton impacting our Florida and Carolinas service territories. These storms required a new level of coordination and teamwork across our Company to restore power to over 5.5 million customers. The corporate objectives, and our results with respect to those objectives, were not modified as a result of the impact of these hurricanes, nor do we have a history of making such modifications. However, in light of the team’s extraordinary response, the Compensation and People Development Committee implemented the performance modifier by multiplying the aggregate payout of 72.36% of the target opportunity by 110.56%, which increased STI payouts to 80% of the target opportunity. Even after factoring in the performance modifier, payouts remained below target.

Based on the aggregate corporate and individual performance results, each NEO’s aggregate payout under the 2024 STI plan was equal to:
Name	Target STI Opportunity ($)	Achievement of Corporate and Individual Performance Measures	Adjustment for Performance Modifier	Final Payout as a % of Target (100%) STI Opportunity	Payout ($)
Lynn J. Good	$3,000,000	72.36%	110.56%	80.0%	$2,400,000
Brian D. Savoy	$689,017	72.36%	110.56%	80.0%	$551,214
Harry K. Sideris	$927,685	72.36%	110.56%	80.0%	$742,148
Julia S. Janson	$1,015,898	72.36%	110.56%	80.0%	$812,718
Kodwo Ghartey-Tagoe	$746,667	72.36%	110.56%	80.0%	$597,333
Long-Term Incentive Compensation
Our LTI program is designed to provide our NEOs with an appropriate balance to the STI plan and to align executive and shareholder interests in an effort to maximize shareholder value and further customer interests.
Each year, the Compensation and People Development Committee establishes the target LTI opportunity for each NEO, which is based on a percentage of his or her base salary. During the annual review process in early 2024, the Compensation and People Development Committee approved increases in the target LTI opportunity for Ms. Good (1,050% to 1,067% of her base salary), Mr. Savoy (325% to 350% of his base salary), Mr. Sideris (from 325% to 475% of his base salary in connection with his promotion to President), and Mr. Ghartey-Tagoe (325% to 350% of his base salary).
The 2024 LTI opportunities for the NEOs were as follows.
Name	Target LTI Opportunity (as a % of base salary)
Lynn J. Good	1,067%
Brian D. Savoy	350%
Harry K. Sideris	475%
Julia S. Janson	350%
Kodwo Ghartey-Tagoe	350%
The Compensation and People Development Committee reviews the allocation between performance shares and RSUs annually with its compensation consultant, which confirmed that the present mix of performance shares (70% allocation) and RSUs (30% allocation) was consistent with both utility peers and the general industry. The Compensation and People Development Committee believes that this allocation strikes an appropriate balance to both incentivize and retain our executive officers and aligns with our strong pay for performance philosophy.

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COMPENSATION DISCUSSION AND ANALYSIS
2024 – 2026 Performance Shares (70% of Long-Term Incentive Program)
Our Compensation and People Development Committee has designed our performance shares to reflect stakeholder feedback, including shareholders, requesting a focus on multiple core metrics linked to our long-term success and balancing relative and absolute performance in order to emphasize pay for performance comparisons.
In order to emphasize pay for performance, the 2024 – 2026 performance shares vest at the end of the three-year performance period based on the achievement of three performance goals: (i) our cumulative adjusted EPS compared to pre-established targets; (ii) our relative TSR compared to the companies in the UTY; and (iii) a safety measure based on our TICR compared to similar companies in the EEI Group 1 Large Company Index. These performance measures were selected to emphasize their importance in aligning the interests of our executives and shareholders and other stakeholders.
In the past, these performance goals were weighted as follows: 50% to cumulative adjusted EPS; 25% to our relative TSR compared to the companies in the UTY; and 25% to the safety measure. However, our Compensation and People Development Committee annually reviews the design of the LTI program. For 2024, after consulting with its independent consultant and reviewing market practices, the Compensation and People Development Committee decided that each of the cumulative adjusted basic EPS and relative TSR goals should have the same weight under our LTI program (40% each). As a result, the 2024 – 2026 performance shares will vest at the end of the three-year performance period based on: (i) our cumulative adjusted basic EPS compared to pre-established targets (40% weighting); (ii) our relative TSR compared to the companies in the UTY (40% weighting); and (iii) a safety measure based on our TICR compared to similar companies in the EEI Group 1 Large Company Index (20% weighting).
Each of the three performance measures for the 2024 – 2026 performance shares is described below, along with a table that sets forth the performance targets and payout levels.
The first performance measure is based on Duke Energy’s three-year cumulative adjusted EPS measured against pre-established target levels. The Compensation and People Development Committee established the EPS target for the three-year cycle in February 2024 at a level that is challenging, but achievable with strong long-term performance. The following table provides the EPS target levels and corresponding payout levels:
Cumulative Adjusted EPS	Percent Payout of Target 2024 – 2026 Performance Shares
$19.78 or Higher	200%
$18.78 (Target)	100%
$17.18	50%
Lower than $17.18	0%
If Duke Energy’s cumulative adjusted EPS during the performance period is between $17.18 to $18.78 or between $18.78 to $19.78, the payout for the portion of the performance shares related to this performance measure is interpolated on a straight-line basis.
The second performance measure is based on the percentile ranking of Duke Energy’s TSR for the three-year performance period beginning January 1, 2024, compared to the TSR of each company in the UTY for the same period. The following table provides the percentile ranking and corresponding payout levels:
Relative TSR Performance Percentile	Percent Payout of Target 2024 – 2026 Performance Shares*
90th or Higher	200%
55th (Target)	100%
25th	50%
Below 25th	0%

*
If Duke Energy’s cumulative TSR is negative during the performance period, the payout is limited to the target level unless Duke Energy’s relative performance is in the top quartile. If Duke Energy’s cumulative TSR is at least 15%, the payout cannot be less than 30% of the target number of shares related to the TSR portion of the award, regardless of the relative performance.

If Duke Energy achieves a TSR ranking between the 25th percentile and the 55th percentile or between the 55th percentile and the 90th percentile, the number of performance shares related to this performance measure is interpolated on a straight-line basis.
To determine performance share payouts, TSR is calculated using the difference between the opening and closing value of the shares of Duke Energy and each peer in the UTY, with dividends assumed to be reinvested. For purposes of the TSR calculation, the opening value is determined based on the average closing stock price for each company’s shares on each trading day during the calendar month immediately

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COMPENSATION DISCUSSION AND ANALYSIS
preceding the performance period, and the closing value is determined based on the average closing stock price for each company’s shares on each trading day during the last calendar month in the performance period.
The third performance measure relates to Duke Energy’s safety performance, which is measured based on our TICR for employees, as compared to companies in the EEI Group 1 Large Company Index, excluding companies without gas or nuclear operations. The following table provides the TICR target levels and corresponding payout levels:
Relative TICR Performance Percentile	Percent Payout of Target 2024 – 2026 Performance Shares
Top Company	200%
90th (Target)	100%
75th	50%
Below 75th	0%
If Duke Energy’s safety performance during the performance period is between the 75th percentile and 90th percentile or between the 90th percentile and the Top Company, the payout for the portion of the shares related to this performance measure is interpolated on a straight-line basis.
Restricted Stock Units (30% of Long-Term Incentive Program)
The RSUs generally vest in equal installments on the first three anniversaries of the date of grant, provided the recipient continues to be employed by Duke Energy on each vesting date.

Payout of 2022 – 2024 Performance Shares
The 2022 – 2024 performance shares for the three-year performance period ending December 31, 2024, generally vest based on: (i) our cumulative adjusted EPS compared to pre-established targets (50% weighting); (ii) our relative TSR compared to the companies in the UTY (25% weighting); and (iii) a safety measure based on our TICR for employees, as compared to companies in the EEI Group 1 Large Company Index, excluding companies without gas or nuclear operations (25% weighting).
The first measure was based on our cumulative adjusted EPS during the three-year period compared to pre-established targets, as follows:
Cumulative Adjusted EPS	Percent Payout of Target 2022 – 2024 Performance Shares	Result	Payout of Target
$18.05 or Higher	200%
$17.05 (Target)	100%
$15.45	50%	$16.87	94.37%
Lower than $15.45	0%
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COMPENSATION DISCUSSION AND ANALYSIS
The second measure was based on our relative TSR for the three-year period compared to the companies in the UTY, as follows:
Relative TSR Performance Percentile	Percent Payout of Target 2022 – 2024 Performance Shares	Result	Payout of Target*
90th or Higher	200%
55th (Target)	100%	57.90th Percentile	108.26%
25th	50%
Below 25th	0%

*
If cumulative TSR is negative during the performance period, the payout is limited to the target level regardless of the relative performance. If cumulative TSR is at least 15%, the payout cannot be less than 30% of the target regardless of the relative performance.

The third measure was based on TICR for employees during the three-year period as compared to companies in the EEI Group 1 Large Company Index, excluding companies without gas or nuclear operations, as follows:
TICR for Employees	Percent Payout of Target 2022 – 2024 Performance Shares	Result	Payout of Target
Top Company	200%	0.34	200%
90th (Target)	100%
75th	50%
Below 75th	0%
In the aggregate, this performance corresponds to a payout of 124.25% of the target number of 2022 – 2024 performance shares, plus dividend equivalents earned during the performance period. The following table lists the number of 2022 – 2024 performance shares to which our NEOs became vested at the end of that performance cycle:
Name	2022 – 2024 Target Shares	Overall Achievement as a % of Target	2022 – 2024 Performance Shares Earned*
Lynn J. Good	112,880	124.25%	140,253
Brian D. Savoy	12,463	124.25%	15,485
Harry K. Sideris	12,435	124.25%	15,450
Julia S. Janson	18,099	124.25%	22,488
Kodwo Ghartey-Tagoe	14,049	124.25%	17,456
Other Elements of Our Compensation Program

Retirement and Welfare Benefits
Our NEOs participate in the retirement and welfare plans generally available to other eligible employees. In addition, in order to attract and retain key executive talent, we believe that it is important to provide our NEOs with certain limited retirement benefits that are offered only to a select group of management. These retirement plans provided to our NEOs are described on pages 67 through 70 of this proxy statement and are generally comparable to the benefits provided by peers of Duke Energy, as determined based on market surveys.
Duke Energy provides our NEOs with the same health and welfare benefits it provides to all other similarly situated employees, and at the same cost charged to all other eligible employees. Our NEOs also are entitled to the same post-retirement health and welfare benefits as those provided to similarly situated retirees.
Perquisites
The Compensation and People Development Committee believes it is important to provide only limited perquisites as supported by competitive practice. In 2024, Duke Energy provided our NEOs with the perquisites disclosed in the footnotes to the Summary Compensation Table on page 64 of this proxy statement. Duke Energy offers these perquisites, as well as other benefits to certain executives in order to provide competitive total compensation packages. The cost of perquisites and other personal benefits is not part of base salary, and, therefore, does not affect the calculation of awards and benefits under Duke Energy’s other compensation arrangements (i.e., retirement and incentive compensation plans).
Our NEOs were eligible to receive the following perquisites and other benefits during 2024: (i) up to $2,500 for the cost of a comprehensive physical examination; (ii) reimbursement of expenses incurred for tax and financial planning services, which program is administered on a three-year cycle, such that participating executives can be reimbursed for up to

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COMPENSATION DISCUSSION AND ANALYSIS
$15,000 of eligible expenses during the three-year cycle; (iii) up to $2,500 for matching contributions from the Duke Energy Foundation and up to $5,000 for matching contributions under the Duke Energy PAC match program to qualifying charitable institutions; (iv) reimbursement of a portion of the monthly expense for a personal mobile device; and (v) preferred airline status. In addition, we occasionally provide our NEOs with tickets to athletic and cultural events for personal use.
Ms. Good may use the corporate aircraft for personal travel in North America. With advance approval from the CEO, the other NEOs also may use the corporate aircraft for personal travel in North America. If Ms. Good or any other NEO uses the corporate aircraft for personal travel, he or she must reimburse Duke Energy for the direct operating costs for such travel. However, Ms. Good is not required to reimburse Duke Energy for the cost of travel to her executive physical or to meetings of the board of directors of other companies on which she serves. For additional information on the use of the corporate aircraft, see the footnotes to the Summary Compensation Table.
Employment Agreement with Ms. Good
Effective July 2013, Duke Energy entered into an employment agreement with Ms. Good that contained a three-year initial term and automatically renews for additional one-year periods at the end of the initial term unless either party provides 120 days’ advance notice. In the event of a change in control of Duke Energy, the term automatically extends to a period of two years. The employment agreement was last amended on June 25, 2015.
Upon a termination of Ms. Good’s employment by Duke Energy without “cause” or by Ms. Good for “good reason” (each as defined in her employment agreement), Ms. Good would be entitled to the severance benefits described under the “Potential Payments Upon Termination or Change in Control – Severance Protection” section on pages 71 through 74 of this proxy statement. Ms. Good’s employment agreement does not provide for golden parachute excise tax gross-up payments. Ms. Good did not receive any severance benefits under her Employment Agreement in connection with her retirement effective April 1, 2025.
Severance Plan
The Executive Severance Plan provides severance protection to our NEOs, other than Ms. Good, in order to provide a consistent approach to executive severance and to provide eligible executives with certainty and security while they are focusing on their duties and responsibilities. Severance compensation would only be paid in the event that an eligible executive’s employment is involuntarily terminated without “cause” or is voluntarily terminated for “good reason,” and is subject to compliance with restrictive covenants (i.e., confidentiality and non-competition). The severance compensation that would be paid in the event of a qualifying termination of employment to those senior executives who are identified as “Tier I Participants,” including Mr. Savoy, Mr. Sideris, Ms. Janson, and Mr. Ghartey-Tagoe, generally approximates two times his or her annual compensation and benefits. The Executive Severance Plan prohibits the payment of severance if an executive also would be entitled to severance compensation under a separate agreement or plan maintained by Duke Energy, including the Change in Control Agreements described below. The Executive Severance Plan does not provide for golden parachute excise tax gross-up payments.
The benefit levels under the Executive Severance Plan are described in more detail on pages 72 and 73 under the “Potential Payments Upon Termination or Change in Control – Severance Protection” section of this proxy statement.
Change in Control Agreements
Duke Energy has entered into Change in Control Agreements with our NEOs other than Ms. Good. Under these agreements, each such NEO would be entitled to certain payments and benefits if: (i) a change in control were to occur; and (ii) within two years following the change in control, (a) the executive’s employment is terminated without “cause,” or (b) the executive terminates his or her employment for “good reason.” The severance that would be provided to these NEOs is generally two times the executive’s annual compensation and benefits and becomes payable only if there is both a change in control and a qualifying termination of employment. The Compensation and People Development Committee approved the two times severance multiplier after consulting with its advisors and reviewing the severance protection provided by peer companies. As described on page 72 of this proxy statement effective April 1, 2025, Mr. Sideris’s Change in Control Agreement contains a severance multiplier of 2.99 rather than two. The Change in Control Agreements do not provide for golden parachute excise tax gross-up payments.
Our RSU and performance share awards provide for “double-trigger” vesting upon a qualifying termination of employment in connection with a change in control.
The Compensation and People Development Committee believes the change in control arrangements are appropriate in order to diminish the uncertainty and risk to the executives’ roles in the context of a potential or actual change in control. The benefit levels under the Change in Control Agreements and equity awards are described in more detail on pages 71 through 74 under the “Potential Payments Upon Termination or Change in Control – Severance Protection” section of this proxy statement.

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COMPENSATION DISCUSSION AND ANALYSIS
Section 3: Competitive Market Practices
Compensation Consultant

The Compensation and People Development Committee has engaged FW Cook to report directly to the Compensation and People Development Committee as its independent compensation consultant.
The compensation consultant attends each Compensation and People Development Committee meeting and provides advice, including reviewing and commenting on market compensation data used to establish the compensation of the executive officers and directors, the terms and performance goals applicable to incentive plan awards, the process for approving achievement of the incentive goals, and analysis with respect to specific projects and information regarding trends and competitive practices. The compensation consultant also routinely meets with the Compensation and People Development Committee members without management present. When establishing the compensation program for our NEOs, the Compensation and People Development Committee considers input and recommendations from management, including Ms. Good, who attends the Compensation and People Development Committee meetings.
The consultant has been instructed that it is to provide completely independent advice to the Compensation and People Development Committee and is not permitted to provide any services to Duke Energy other than at the direction of the Compensation and People Development Committee. With the consent of the Chair of the Compensation and People Development Committee, the consultant may meet with management to discuss strategic issues with respect to executive compensation that will assist the consultant in its engagement with the Compensation and People Development Committee.
The Compensation and People Development Committee has assessed the independence of FW Cook pursuant to SEC rules and concluded that no conflict of interest exists that would prevent the consulting firm from independently advising the Compensation and People Development Committee.
Compensation Peer Group

One of our core compensation objectives is to attract and retain talented executive officers by providing a total compensation package that generally is competitive with that of other executives and key employees of similarly sized companies with similar complexity, whether within or outside of the utility sector.
The Compensation and People Development Committee, with input and advice from its independent consultant, has developed a customized peer group for the review of executive compensation levels and plan design practices.
The Compensation and People Development Committee, after obtaining advice from its independent consultant at FW Cook, approved the selection criteria for the compensation peer group, so that the group would continue to reflect companies of Duke Energy’s scale and business complexity.
The selection criteria include the following: (i) a group of companies whose median market capitalization and revenue scope is similar in size to Duke Energy, (ii) the largest electric utilities that are constituents of the UTY, or large S&P 500 companies from relevant industries, and (iii) publicly-traded companies that have similar business attributes to Duke Energy (e.g., having at least one of the following business attributes: United States based companies that generate a majority of business domestically, companies that provide products and services in regulated markets, non-utility companies with manufacturing operations, companies requiring high levels of capital investment to generate revenue, and companies paying an annual dividend).
The Compensation and People Development Committee reviews the compensation peer group on an annual basis to ensure it remains appropriate.
The following table reflects the companies in our compensation peer group, based on the selection criteria described above.

Compensation Peer Group
3M	Edison International	NextEra Energy	The Southern Co.
American Electric Power	Exelon	Northrop Grumman	Union Pacific
Deere & Co.	General Dynamics	PG&E	UPS
Dominion Energy	Honeywell International	Raytheon Technologies	Waste Management
Eaton Corporation	Lockheed Martin	Texas Instruments	Xcel Energy
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 59

COMPENSATION DISCUSSION AND ANALYSIS
Section 4: Executive Compensation Policies
The following is a summary of our executive compensation policies, which reinforce our pay for performance philosophy and strengthen the alignment of interests of our executives and shareholders:
Policy	Description
Stock ownership/holding policy
We maintain meaningful stock ownership guidelines to reinforce the importance of Duke Energy stock ownership. These guidelines are intended to align the interests of executives and shareholders and to focus the executives on our long-term success. Under these guidelines, each of our active NEOs must own Duke Energy shares in accordance with the following schedule:

	Leadership Position	Value of Shares
	CEO	6x Base Salary
	Other NEOs	3x Base Salary

A NEO also can satisfy the policy by holding 50% of all shares acquired under the LTI program (after payment of any applicable taxes) and 100% of all shares acquired upon the exercise of stock options (after payment of the exercise price and taxes). Each of our NEOs was in compliance with the stock ownership/stock holding policy during 2024.

Clawback policies
Under our clawback policy, we are required to recover incentive-based compensation paid to a current or former executive officer with respect to the three years preceding a year in which we prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. The compensation recoverable is the amount in excess of the amount that would have been payable to the executive officer under the restated financial statements. The clawback must be applied regardless of whether the executive officer was responsible for the error that led to the accounting restatement. The revised clawback policy is intended to comply with the applicable NYSE listing standards that were revised in response to the mandates under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. We maintain other policies that allow us to recover incentive compensation payments based on an incorrect calculation. In addition, our STI program and LTI programs provide authority to recoup time- and performance-based awards and compensation if we determine at any time that a participant engaged in “detrimental activity” during his or her employment, then, to the extent permitted by applicable law, the employee: (a) shall forfeit outstanding awards, and (b) shall be required to promptly return to Duke Energy any payments received under the incentive programs during the three-year period preceding the date of the determination. For this purpose, “detrimental activity” means: (i) the employee engaged in misconduct that is detrimental to our financial condition or business reputation, including due to any adverse publicity, or (ii) the employee violated any of our material written policies, including without limitation our Code of Business Ethics or policies governing workplace harassment, including sexual harassment and other forms of harassment prohibited by our Harassment-Free Workplace Policy.

Hedging or pledging policy
We have a policy that prohibits employees (including our NEOs) and directors from trading in put or call options, warrants, swaps, forwards, and other derivatives or similar instruments in connection with Duke Energy securities, or by selling Duke Energy securities “short.” Our pledging policy prohibits the pledging of any Duke Energy securities, regardless of where or how such securities are held. See “Prohibition on Hedging and Pledging” on page 40 of this proxy statement for additional information about the hedging prohibition.

Equity award grant policy
In recognition of the importance of adhering to specific practices and procedures in the granting of equity awards, the Compensation and People Development Committee has adopted a policy that applies to the granting of equity awards. Under this policy, annual grants to our NEOs may be made at any previously scheduled meeting, provided that reasonable efforts will be made to make such grants at the first regularly scheduled meeting of each

60 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

COMPENSATION DISCUSSION AND ANALYSIS
Policy	Description

calendar year, and annual grants to independent directors may be made by the Board at any previously scheduled meeting, provided that reasonable efforts will be made to make such grants at the regularly scheduled meeting that is held in conjunction with the Annual Meeting each year.

Risk assessment policy
In consultation with the Compensation and People Development Committee, members of management from Duke Energy’s Human Resources, Legal, and Risk Management Departments assessed whether our compensation policies and practices encourage excessive or inappropriate risk taking by our employees, including employees other than our NEOs. This assessment included a review of the risk characteristics of Duke Energy’s business and the design of our incentive plans and policies. Management reported its findings to the Compensation and People Development Committee, and after review and discussion, the Compensation and People Development Committee concluded that our plans and policies do not encourage excessive or inappropriate risk taking.

Shareholder approval policy for severance
We have a policy, generally, to seek shareholder approval for any agreements with our NEOs that provide severance compensation in excess of 2.99x the executive’s annual compensation or that provide for tax gross-ups in connection with a termination event.

Section 5: Tax and Accounting Implications
Deductibility of Executive Compensation

The Compensation and People Development Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that Duke Energy generally may not deduct, for federal income tax purposes, annual compensation in excess of $1 million paid to certain employees.
The Compensation and People Development Committee has not adopted a policy that would have required all compensation to be deductible because the Compensation and People Development Committee wants to preserve the ability to pay compensation to our executives in appropriate circumstances, even if such compensation would not be deductible under Section 162(m).
The Compensation and People Development Committee will continue to consider tax implications (including the potential lack of deductibility under Section 162(m)) when making compensation decisions but reserves the right to make compensation decisions based on other factors believed to be in the best interests of Duke Energy and our shareholders.

Accounting for Stock-Based Compensation

Stock-based compensation represents costs related to stock-based awards granted to employees and members of the Board. Duke Energy recognizes stock-based compensation based upon the estimated fair value of the awards, net of estimated forfeitures at the date of issuance. The recognition period for these costs begins at either the applicable service inception date or grant date, and continues throughout the requisite service period or, for certain share-based awards, until the employee becomes retirement eligible, if earlier. Compensation cost is recognized as expense or capitalized as a component of property, plant, and equipment.

Non-GAAP Financial Measures

As described previously in this Compensation Discussion and Analysis, Duke Energy uses various financial measures, including adjusted EPS, cumulative adjusted EPS, and O&M expense, in connection with short-term and long-term incentives. Adjusted EPS was also used to determine the forecasted guidance range of $5.85 to $6.10 for 2024. Adjusted EPS and cumulative adjusted EPS are non-GAAP financial measures that represent basic EPS from continuing operations available to Duke Energy Corporation common shareholders, adjusted for the per share impact of special items. Cumulative adjusted EPS is calculated based on a cumulative three-year basis. Duke Energy uses adjusted EPS as the financial measure to evaluate management performance. As discussed below, special items represent certain charges and credits, which management believes are not indicative of Duke Energy’s ongoing performance. A component of the financial performance metric is O&M expense. The O&M expense measure used for incentive plan purposes also is a non-GAAP financial measure as it represents GAAP O&M adjusted primarily for expenses recovered through rate riders, certain regulatory accounting deferrals, and applicable special items. Management believes

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 61

COMPENSATION DISCUSSION AND ANALYSIS
that the presentation of adjusted EPS provides useful information to investors, as it provides them an additional relevant comparison of Duke Energy’s performance across periods. Management uses this non-GAAP financial measure for planning and forecasting and for reporting financial results to the Board, employees, shareholders, analysts, and investors. The most directly comparable GAAP measures for adjusted EPS and O&M expense measures used for incentive plan purposes are reported basic EPS available to Duke Energy Corporation common shareholders and reported O&M expense from continuing operations, which includes the impact of special items.
Special items included in the periods presented include the following, which management believes do not reflect ongoing costs:
•
Organizational optimization represents costs associated with strategic repositioning to a fully regulated utility.

•
Regulatory matters primarily represents net impairment charges related to Duke Energy Carolinas’ and Duke Energy Progress’ North Carolina and South Carolina rate case orders, Duke Energy Carolinas’ North Carolina rate case settlement, and charges related to Duke Energy Indiana post-retirement benefits.
•
System post-implementation costs represents the net impact of charges related to nonrecurring customer billing adjustments as a result of implementation of a new customer system.

•
Preferred redemption costs represents charges related to the redemption of Series B Preferred Stock.

•
Noncore asset sales and net impairments primarily represents charges related to certain joint venture electric transmission projects and certain renewable natural gas investments.

•
Captive storm deductible represents charges related to an insurance deductible for Hurricane Helene property losses.

Duke Energy’s adjusted EPS and O&M expense may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.

62 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table provides compensation information for our CEO (Ms. Good), our CFO (Mr. Savoy) and our three other most highly compensated executive officers who were employed on December 31, 2024, (Mr. Sideris, Ms. Janson, and Mr. Ghartey-Tagoe). With respect to each NEO, the table provides information for 2022 and 2023 only to the extent he or she was included in the Duke Energy Summary Compensation Table for those years.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Lynn J. Good Chair and CEO	2024	1,500,000	0	16,350,054	0	2,400,000	373,793	658,135	21,281,982
	2023	1,500,000	0	16,021,168	0	1,739,063	344,770	954,874	20,559,875
	2022	1,481,750	0	15,879,501	0	2,730,073	345,924	917,511	21,354,759
Brian D. Savoy Executive Vice President and CFO	2024	689,017	0	2,491,480	0	551,214	52,708	166,151	3,950,570
	2023	646,867	0	2,152,311	0	428,549	77,207	172,556	3,477,490
	2022	587,931	300,000(6)	1,753,218	0	531,773	0	167,760	3,340,682
Harry K. Sideris(1) President, Duke Energy	2024	834,405	0	4,444,307	0	742,148	51,155	219,224	6,291,239
Julia S. Janson Executive Vice President and CEO, Duke Energy Carolinas	2024	883,390	0	3,274,761	0	812,718	177,763	218,835	5,367,467
	2023	796,452	0	2,849,421	0	527,649	0	252,189	4,425,711
	2022	772,647	0	2,546,124	0	828,262	0	273,251	4,420,284
Kodwo Ghartey-Tagoe Executive Vice President, Chief Legal Officer and Corporate Secretary	2024	746,667	0	2,703,873	0	597,333	81,945	179,238	4,309,056
	2023	695,500	0	2,314,120	0	460,769	92,651	190,831	3,753,871
	2022	651,867	0	1,976,358	0	617,679	0	193,659	3,439,563

(1)
Effective as of April 1, 2024, Mr. Sideris was appointed as President.

(2)
Grant Date Fair Value of Stock Awards for Accounting Purposes: This column does not reflect the value of stock awards that were actually earned or received by our NEOs during each of the years listed above. Rather, as required by applicable SEC rules, this column reflects the aggregate grant date fair value of the performance shares (based on the probable outcome of the performance conditions as of the date of grant) and RSUs granted to our NEOs in the applicable year. The aggregate grant date fair value of the performance shares provided in 2024 to Ms. Good, Mr. Savoy, Mr. Sideris, Ms. Janson, and Mr. Ghartey-Tagoe, assuming that the highest level of performance would be achieved, is $23,100,161; $3,520,121; $6,323,531; $4,659,567; and $3,820,162; respectively. The aggregate grant date fair value of the awards was determined in accordance with the accounting guidance for stock-based compensation. See Note 22 of the Consolidated Financial Statements contained in our 2024 Form 10-K for an explanation of the assumptions made in valuing these awards.

(3)
With respect to the applicable performance period, this column reflects amounts payable under the STI plan. Unless deferred, the 2024 amounts were paid in March 2025.

(4)
This column includes the amounts listed below. The amounts listed were earned over the 12-month period ending on December 31, 2024.

	Good ($)	Savoy ($)	Sideris ($)	Janson ($)	Ghartey- Tagoe ($)
Change in Actuarial Present Value of Accumulated Benefit Under:
RCBP	49,673	46,786	47,580	70,512	58,451
ECBP	324,120	5,922	3,575	107,251	23,494
Total	373,793	52,708	51,155	177,763	81,945
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 63

EXECUTIVE COMPENSATION
(5)
The All Other Compensation column includes the following for 2024:

	Good ($)	Savoy ($)	Sideris ($)	Janson ($)	Ghartey- Tagoe ($)
Matching and Employer Retirement Contributions Under the Retirement Savings Plan	20,700	20,700	11,848	20,700	20,700
Make-Whole Matching and Cash Balance Contribution Credits Under the Executive Savings Plan	491,991	131,061	159,731	181,226	146,614
Personal Use of the Corporate Aircraft*	118,708	0	30,550	2,754	0
Charitable Contributions Made in the Name of the Executive	7,500	7,500	7,500	7,500	7,500
Financial Planning Program	15,000	0	3,918	0	910
Other**	4,236	6,890	5,677	6,655	3,514
Total	658,135	166,151	219,224	218,835	179,238

*
Regarding use of corporate aircraft, NEOs are required to reimburse Duke Energy the direct operating costs of any personal travel, except Ms. Good is not required to reimburse Duke Energy for the cost of travel to her executive physical or to meetings of the board of directors of other companies on which board she serves. With respect to flights on a leased or chartered airplane, direct operating costs equal the amount that the third-party charges Duke Energy for such trip. With respect to flights on the corporate aircraft, direct operating costs include the amounts permitted by the Federal Aviation Regulations for non-commercial carriers, including hangar fees, fuel, crew travel expenses, airplane maintenance, aircraft depreciation, catering, labor, and aircraft leases. NEOs are permitted to invite their spouse or other guests to accompany them on business trips when space is available; however, in such events, the NEO is imputed income in accordance with IRS guidelines. The table above includes the amount of the IRS-specified tax deduction disallowance, if any, with respect to the NEO’s personal travel. Duke Energy does not provide any tax gross-ups to the NEOs, including with respect to personal use of corporate aircraft.

**
If applicable, includes the cost of benefits under the executive physical exam program, an airline club membership, reimbursement of a portion of the monthly expense for a personal mobile device, holiday gift, and occasional personal use of tickets to athletic and cultural events.

(6)
Reflects retention payment provided to Mr. Savoy pursuant to an agreement entered into effective as of February 1, 2019.

64 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Lynn J. Good	Cash STI(1)		562,500	3,000,000	7,031,250
	LTI Perf. Shares(2)	2/22/2024				51,058	121,567	243,134		11,550,081
	RSUs(3)	2/22/2024							52,100	4,799,973
Brian D. Savoy	Cash STI(1)		129,191	689,017	1,614,885
	LTI Perf. Shares(2)	2/22/2024				7,781	18,525	37,050		1,760,060
	RSUs(3)	2/22/2024							7,939	731,420
Harry K. Sideris	Cash STI(1)		173,941	927,685	2,174,261
	LTI Perf. Shares(2)	3/11/2024				13,642	32,481	64,962		3,161,765
	RSUs(3)	3/11/2024							13,921	1,282,542
Julia S. Janson	Cash STI(1)		190,481	1,015,898	2,381,011
	LTI Perf. Shares(2)	3/11/2024				10,052	23,934	47,868		2,329,784
	RSUs(3)	3/11/2024							10,257	944,977
Kodwo	Cash STI(1)		140,000	746,667	1,750,000
Ghartey-Tagoe	LTI Perf. Shares(2)	2/22/2024				8,444	20,104	40,208		1,910,081
	RSUs(3)	2/22/2024							8,616	793,792

(1)
Reflects the STI opportunity granted to our NEOs in 2024 under the Duke Energy Corporation Executive Short-Term Incentive Plan. The information included in the “Threshold,” “Target,” and “Maximum” columns reflects the range of potential payouts under the plan established by the Compensation and People Development Committee. The actual amounts earned by each executive under the terms of such plan are disclosed in the Summary Compensation Table on pages 63 through 64 of this proxy statement.

(2)
Reflects the performance shares granted to Ms. Good, Mr. Savoy, and Mr. Ghartey-Tagoe on February 22, 2024, and to Mr. Sideris and Ms. Janson on March 11, 2024, under the LTI program, pursuant to the terms of the Duke Energy Corporation 2023 Long-Term Incentive Plan. The information included in the “Threshold,” “Target,” and “Maximum” columns reflects the range of potential payouts established by the Compensation and People Development Committee. Earned performance shares will be paid following the end of the 2024 – 2026 performance period, based on the extent to which the performance goals have been achieved. Any shares not earned are forfeited. In addition, following a determination that the performance goals have been achieved, participants will receive a cash payment equal to the amount of cash dividends paid on one share of Duke Energy common stock during the performance period multiplied by the number of performance shares earned.

(3)
Reflects RSUs granted to our NEOs under our LTI program, pursuant to the terms of the Duke Energy Corporation 2023 Long-Term Incentive Plan. RSUs for Ms. Good, Mr. Savoy, and Mr. Ghartey-Tagoe were granted on February 22, 2024, and RSUs for Mr. Sideris and Ms. Janson were granted on March 11, 2024. RSUs granted for Ms. Good, Mr. Savoy, Ms. Janson, and Mr. Ghartey-Tagoe generally vest in equal portions on February 22, 2025, February 22, 2026, and February 22, 2027, provided the recipient continues to be employed by Duke Energy on each vesting date. RSUs granted for Mr. Sideris generally vest in equal portions on April 1, 2025, April 1, 2026, and April 1, 2027, provided he continues to be employed by Duke Energy on each vesting date. If dividends are paid during the vesting period, then the participants will receive a current cash payment equal to the amount of cash dividends paid on one share of Duke Energy common stock during the vesting period multiplied by the number of unvested RSUs.

(4)
Reflects the grant date fair value of each RSU and performance share award (based on the probable outcome of the performance conditions as of the date of grant) granted to our NEOs in 2024, as computed in accordance with the accounting guidance for stock-based compensation.

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EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table shows the outstanding equity awards held by our NEOs as of December 31, 2024.
		Stock Awards
Name	Grant Type	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Lynn J. Good	RSUs	100,544	10,832,611
	Performance Shares (2023 – 2025)			226,224	24,373,374
	Performance Shares (2024 – 2026)			121,567	13,097,629
Brian D. Savoy	RSUs	14,062	1,515,040
	Performance Shares (2023 – 2025)			30,392	3,274,434
	Performance Shares (2024 – 2026)			18,525	1,995,884
Harry K. Sideris	RSUs	19,950	2,149,413
	Performance Shares (2023 – 2025)			29,764	3,206,773
	Performance Shares (2024 – 2026)			32,481	3,499,503
Julia S. Janson	RSUs	18,591	2,002,994
	Performance Shares (2023 – 2025)			40,234	4,334,811
	Performance Shares (2024 – 2026)			23,934	2,578,649
Kodwo Ghartey-Tagoe	RSUs	15,291	1,647,452
	Performance Shares (2023 – 2025)			32,676	3,520,512
	Performance Shares (2024 – 2026)			20,104	2,166,005

(1)
Ms. Good, Mr. Savoy, and Mr. Ghartey-Tagoe received RSUs on February 23, 2022, February 22, 2023, and February 22, 2024, which vest, subject to certain exceptions, in equal installments on the first three anniversaries of the date of grant. Mr. Sideris and Ms. Janson received RSUs on February 23, 2022, February 22, 2023, and March 11, 2024. The RSUs granted to Mr. Sideris in 2022 and 2023 vest, subject to certain exceptions, in equal installments on the first three anniversaries of the date of grant, and the RSUs granted in 2024 vest in equal installments on April 1, 2025, April 1, 2026, and April 1, 2027. The RSUs granted to Ms. Janson in 2022 and 2023 vest, subject to certain exceptions, in equal installments on the first three anniversaries of the date of grant, and the RSUs granted in 2024 vest in equal installments on February 22, 2025, February 22, 2026, and February 22, 2027.

(2)
Market value is based on the closing price per share of our common stock on December 31, 2024, of $107.74.

(3)
Ms. Good, Mr. Savoy, and Mr. Ghartey-Tagoe received performance shares on February 22, 2023, and on February 22, 2024, that, subject to certain exceptions, are eligible for vesting on December 31, 2025, and December 31, 2026, respectively. Mr. Sideris and Ms. Janson received performance shares on February 22, 2023, and on March 11, 2024, that, subject to certain exceptions, are eligible for vesting on December 31, 2025, and December 31, 2026, respectively. Pursuant to applicable SEC rules, the performance shares granted in 2023 are listed at the maximum number of shares and the performance shares granted in 2024 are listed at target.

66 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Lynn J. Good	185,274	20,846,093
Brian D. Savoy	20,898	2,342,354
Harry K. Sideris	20,812	2,333,488
Julia S. Janson	30,527	3,418,342
Kodwo Ghartey-Tagoe	23,702	2,653,921

(1)
Includes vested RSUs and performance shares covering the 2022 – 2024 performance period, for all NEOs. On February 7, 2025, the Compensation and People Development Committee approved the achievement of the applicable performance measures for the performance share cycle ending in 2024.

(2)
The value realized upon vesting of stock awards was calculated based on the closing price of a share of Duke Energy common stock on the respective vesting date and includes the following cash payments for dividend equivalents on earned performance shares: Ms. Good: $1,570,132; Mr. Savoy: $173,355; Mr. Sideris: $172,963; Ms. Janson: $251,753; and Mr. Ghartey-Tagoe: $195,420.

PENSION BENEFITS
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Lynn J. Good	RCBP	21.67	647,346	0
	ECBP	21.42	7,801,266	0
Brian D. Savoy	RCBP	23.48	541,722	0
	ECBP	23.23	236,400	0
Harry K. Sideris	RCBP	28.81	546,850	0
	ECBP	28.56	157,608	0
Julia S. Janson	RCBP	37.00	1,569,693	0
	ECBP	36.75	3,686,917	0
Kodwo Ghartey-Tagoe	RCBP	22.58	715,054	0
	ECBP	22.33	451,640	0
Duke Energy provides pension benefits that are intended to assist our retirees with their retirement income needs. A more detailed description of the plans that comprise Duke Energy’s pension program follows.
Duke Energy Retirement Cash Balance Plan
Ms. Good, Mr. Savoy, Mr. Sideris, Ms. Janson, and Mr. Ghartey-Tagoe actively participate in the RCBP, which is a noncontributory, defined benefit retirement plan that is intended to satisfy the requirements for qualification under Section 401(a) of the Internal Revenue Code. The RCBP generally covers employees of Duke Energy and affiliates employed or re-employed before January 1, 2014. The RCBP currently provides benefits under a “cash balance account” formula. Certain prior plan formulas are described below. Ms. Good, Mr. Savoy, Mr. Sideris, Ms. Janson, and Mr. Ghartey-Tagoe have satisfied the eligibility requirements to receive his or her RCBP account benefit upon termination of employment. The RCBP benefit is payable in the form of a lump sum in the amount credited to a hypothetical account at the time of benefit commencement. Payment is also available in annuity forms based on the actuarial equivalent of the account balance.
The amount credited to the hypothetical account is increased with monthly pay credits equal to: (i) for participants with combined age and service of less than 35 points, 4% of eligible monthly compensation; (ii) for participants with combined age and service of 35 to 49 points, 5% of eligible monthly compensation; (iii) for participants with combined age and service of 50 to 64 points, 6% of eligible monthly compensation; and (iv) for participants with combined age and service of 65 or more points, 7% of eligible monthly compensation. If the participant earns more than the Social Security wage base, the account is credited with additional pay credits equal to 4% of eligible compensation above the Social Security wage base. Interest credits generally are credited monthly. For Ms. Good, Mr. Savoy, Ms. Janson, and Mr. Ghartey-Tagoe, the interest crediting rate for benefits accrued after 2012 is based on a fixed annual interest factor of 4% and for benefits accrued before 2013, it is based

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generally on the annual yield on the 30-year Treasury rate (determined quarterly), subject to a minimum of 4% and a maximum of 9%. For Mr. Sideris, the interest crediting rate is based on a fixed annual interest factor of 4%.
For the RCBP, eligible monthly compensation is equal to Form W-2 wages, plus elective deferrals under a 401(k), cafeteria, or 132(f) transportation plan, and deferrals under the Executive Savings Plan. Compensation does not include severance pay, payment for unused vacation (including banked vacation and banked time), expense reimbursements, allowances, cash or noncash fringe benefits, moving expenses, bonuses for performance periods in excess of one year, transition pay, LTI compensation (including income resulting from any stock-based awards, such as stock options, stock appreciation rights, RSUs, or restricted stock), military leave of absence pay (including differential wage payments), and other compensation items to the extent described as not included for purposes of benefit plans or the RCBP. The benefit under the RCBP is limited by maximum benefits and compensation limits under the Internal Revenue Code.
Effective at the end of 2012, the Cinergy Plan was merged into the RCBP. The balances that Ms. Good and Ms. Janson had under the Cinergy Plan’s “cash balance account” formula at the end of 2012 were credited to their hypothetical accounts under the RCBP. Prior to 2011, the Cinergy Plan also provided benefits under the Traditional Program formula, which provides benefits based on service and FAP (as defined below). Pursuant to a choice program offered to all non-union participants in the Traditional Program formula in 2006, Ms. Janson elected to participate in the Cinergy Plan’s cash balance account formula. Her accrued benefit under the Traditional Program, which is based on service through April 1, 2007, and on pay through December 31, 2016, (with banked vacation taken into account at December 31, 2016) was retained in the plan as well. Ms. Good has always participated in the Cinergy Plan’s cash balance account formula.
Under the Traditional Program, in which Ms. Janson participated prior to April 1, 2007, and which was frozen as of December 31, 2016, each participant earns a benefit under a final average pay formula, which calculates pension benefits based on a participant’s “highest average earnings” and years of plan participation. The Traditional Program benefit is payable following normal retirement at age 65, following early retirement at or after age 50 with three or more years of service (with reduction in the life annuity for commencement before age 62 in accordance with prescribed factors) and at or after age 55 with combined age and service of 85 points (with no reduction in the life annuity for commencement before normal retirement age). Ms. Janson is eligible for an early retirement benefit, the amount of which would not be reduced for early commencement. Payments to Ms. Janson are available in a variety of annuity forms and in the form of a lump sum that is the actuarial equivalent of the benefit payable to her under the Traditional Program.
The Traditional Program benefit formula is the sum of (a), (b), and (c), where (a) is 1.1% of FAP times years of participation (up to a maximum of 35 years); (b) is 0.5% times FAP in excess of monthly Social Security covered compensation times years of participation (up to a maximum of 35 years); and (c) is 1.55% of FAP times years of participation in excess of 35. The benefit under the Traditional Program will not be less than the minimum formula, which is the sum of (x) and (y), where (x) is the lesser of (i) 1.12% of FAP times years of participation (up to a maximum of 35 years) plus 0.5% times FAP in excess of monthly Social Security covered compensation times years of participation (up to a maximum of 35 years), or (ii) 1.163% of FAP times years of participation (up to a maximum of 35 years); and (y) is 1.492% of FAP times years of participation over 35 years. Social Security covered compensation is the average of the Social Security wage bases during the 35 calendar years ending in the year the participant reaches Social Security retirement age.
Under the Traditional Program, as part of the administrative record keeping process established in 1998, creditable service for Ms. Janson and similarly situated employees was established from the beginning of the year of hire. The number of actual years of service by Ms. Janson with us or an affiliated company, established from the beginning of the year of hire, is the same as the number of credited years of service under the RCBP (and the ECBP), and, therefore, no benefit augmentation resulted under the RCBP (and the ECBP) to Ms. Janson as a result of any difference in the number of years of actual and credited service. Ms. Janson’s years of participation under the Traditional Program are frozen as of April 1, 2007.
FAP is the average of the participant’s total pay during the three consecutive years of highest pay from the last ten years of participation at December 31, 2016, (including banked vacation taken into account at December 31, 2016, determined by multiplying the participant’s weeks of unused banked vacation as of December 31, 2016, by the participant’s rate of pay as of December 31, 2016). This is determined, at December 31, 2016, using the three consecutive calendar years or last 36 months of participation that yield the highest FAP. Ms. Janson’s FAP under the Traditional Program is frozen as of December 31, 2016.
Total pay under the Traditional Program includes base salary or wages, overtime pay, shift premiums, work schedule recognition pay, holiday premiums, retirement bank vacation pay, performance lump-sum pay, annual cash incentive plan awards, and annual performance cash awards. Total pay does not include reimbursements or other expense allowances, imputed income, fringe benefits, moving and relocation expenses, deferred compensation, welfare benefits, long-term performance awards, and executive individual incentive awards. The benefit under the Traditional Program is limited by maximum benefits and compensation limits under the Internal Revenue Code.

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Duke Energy Corporation Executive Cash Balance Plan
Ms. Good, Mr. Savoy, Mr. Sideris, Ms. Janson, and Mr. Ghartey-Tagoe previously earned pay credits under the ECBP, which is a noncontributory, defined benefit retirement plan that is not intended to satisfy the requirements for qualification under Section 401(a) of the Internal Revenue Code. Effective September 30, 2020, the ECBP was frozen with respect to future pay credits, but interest credits continue to be credited on ECBP account balances after September 30, 2020. Prior to this freeze in future benefits, the ECBP generally provided benefits to all employees who participated in the RCBP and whose compensation exceeded the limits under the Internal Revenue Code, including the NEOs listed above. Effective October 1, 2020, each employee who was eligible to earn a benefit under the ECBP as in effect immediately prior to October 1, 2020, became eligible to earn a corresponding benefit under the Executive Savings Plan. Prior to the freeze, benefits earned under the ECBP were attributable to (i) compensation in excess of the annual compensation limit under the Internal Revenue Code that applies to the determination of pay credits under the RCBP; (ii) restoration of benefits in excess of a defined benefit plan maximum annual benefit limit under the Internal Revenue Code that applies to the RCBP; and (iii) supplemental benefits granted to a particular participant. Generally, benefits earned under the RCBP and the ECBP vest upon completion of three years of service, and, with certain exceptions, vested benefits generally become payable upon termination of employment with Duke Energy.
Amounts were credited to a hypothetical account established for Ms. Good under the ECBP pursuant to an amendment that was negotiated in connection with the merger of Cinergy Corp. and Duke Energy. Ms. Good was not eligible to earn any additional benefits under any nonqualified defined benefit plan (other than future interest credits under the ECBP) until she reached age 62 while still employed with Duke Energy. Upon reaching this threshold in April 2021, Ms. Good became eligible to receive monthly Company cash balance contributions under the Executive Savings Plan (rather than under the ECBP, which was frozen in 2020 as previously described).
Present Value Assumptions
Because the pension amounts shown in the Pension Benefits Table on page 67 of this proxy statement are the present values of current accrued retirement benefits, numerous assumptions must be applied. The values are based on the same assumptions as used in our 2024 Form 10-K, except as required by applicable SEC rules. Such assumptions include a 5.70% discount rate and an interest crediting rate of 4.78% for benefits accrued before 2013 and 4.00% for benefits accrued after 2012 for Ms. Good, Mr. Savoy, Ms. Janson, and Mr. Ghartey-Tagoe and an interest crediting rate of 4.00% for Mr. Sideris. The assumed form of payment for the RCBP is that a lump sum will be elected 86% of the time and an annuity (i.e., single life annuity, if single, and 100% joint and survivor annuity, if married) will be elected 14% of the time, and the assumed form of payment under the ECBP is a lump sum. The post-retirement mortality assumption is consistent with that used in our 2024 Form 10-K. Benefits are assumed to commence at age 55 for Ms. Janson, age 62 for Ms. Good, and at age 65 for Mr. Savoy, Mr. Sideris, and Mr. Ghartey-Tagoe, or the NEO’s current age (if later), and each NEO is assumed to remain employed until that age.

NONQUALIFIED DEFERRED COMPENSATION
Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Lynn J. Good	234,000	491,991	682,243	0	8,668,655
Executive Savings Plan
Brian D. Savoy	52,366	131,061	133,710	0	1,486,558
Executive Savings Plan
Harry K. Sideris	848,653	159,731	680,270	0	4,430,402
Executive Savings Plan
Julia S. Janson	169,611	181,226	600,273	0	4,505,990
Executive Savings Plan
Kodwo Ghartey-Tagoe	80,640	146,614	328,303	0	2,023,083
Executive Savings Plan

(1)
Includes $90,000; $13,781; $292,042; $88,339; and $44,800 of salary deferrals credited to the plan in 2024 on behalf of Ms. Good, Mr. Savoy, Mr. Sideris, Ms. Janson, and Mr. Ghartey-Tagoe, respectively, which are included in the salary column of the Summary Compensation Table on page 63 of this proxy statement. Includes $144,000; $38,585; $556,611; $81,272; and $35,840 of STI deferrals earned in 2024 and credited to the plan in 2025 on behalf of Ms. Good, Mr. Savoy, Mr. Sideris, Ms. Janson, and Mr. Ghartey-Tagoe, respectively, which are included in the Non-Equity Incentive Compensation Plan column of the Summary Compensation Table on page  63 of this proxy statement.

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(2)
Includes $173,644; $46,079; $62,104; $63,962; and $51,746 of make-whole matching contribution credits made under the Executive Savings Plan on behalf of Ms. Good, Mr. Savoy, Mr. Sideris, Ms. Janson, and Mr. Ghartey-Tagoe, respectively, as well as $318,347; $84,982; $97,627; $117,264; and $94,868 of make-whole cash balance contribution credits on behalf of Ms. Good, Mr. Savoy, Mr. Sideris, Ms. Janson, and Mr. Ghartey-Tagoe, respectively, all of which are included in the All Other Compensation column of the Summary Compensation Table on page 63 of this proxy statement.

(3)
The aggregate balance as of December 31, 2024, for each NEO except Mr. Sideris includes the following aggregate amount of prior deferrals of base salary and STI, as well as employer make-whole contributions, that were previously earned and reported as compensation on the Summary Compensation Table for the years 2008 through 2023: (i) Ms. Good – $5,746,494; (ii) Mr. Savoy – $385,651; (iii) Ms. Janson – $1,713,545; and (iv) Mr. Ghartey-Tagoe – $655,519. These amounts have since been adjusted, pursuant to the terms of the Executive Savings Plan for investment performance (i.e., earnings and losses), deferrals, contributions, and distributions. The aggregate balance as of December 31, 2024, also includes amounts earned in 2024 but credited to the plan in 2025, including the amounts described in footnotes 1 and 2.

Duke Energy Corporation Executive Savings Plan
The Executive Savings Plan generally provides all employees who participate in the Retirement Savings Plan and whose compensation exceeds the limits under the Internal Revenue Code, including the NEOs, with the ability to elect to defer a portion of their base salary and STI compensation. Participants actively employed as of the end of the year also receive a Company matching contribution in excess of the contribution limits prescribed by the Internal Revenue Code under the Retirement Savings Plan, which is the 401(k) plan in which the NEOs participate.* In addition, participants also receive monthly Company cash balance contributions to the Executive Savings Plan in excess of the contribution limits prescribed by the Internal Revenue Code under the RCBP, which is the pension plan in which the NEOs participate.**
In general, payments are made following termination of employment or death in the form of a lump sum or installments, as selected by the participant. Participants may direct the deemed investment of their account (with certain exceptions) among investment options available under the Retirement Savings Plan, including the Duke Energy Common Stock Fund. Participants may change their investment elections on a daily basis in accordance with the terms of the Executive Savings Plan. The benefits payable under the plan are unfunded and subject to the claims of Duke Energy’s creditors.

*
The Retirement Savings Plan is a tax-qualified “401(k) plan” that provides a means for employees to save for retirement on a tax-favored basis and to receive an employer matching contribution. The employer matching contribution is equal to 100% of the NEO’s before-tax and Roth 401(k) contributions (excluding “catch-up” contributions) with respect to 6% of eligible pay. For this purpose, “eligible pay” includes base salary and STI compensation. Earnings on amounts credited to the Retirement Savings Plan are determined based on the performance of investment funds (including a Duke Energy Common Stock Fund) selected by each participant.

**
The RCBP is a tax-qualified “cash balance” pension plan that provides a hypothetical account for each participant to which pay credits are credited monthly and to which interest credits are also credited. The Executive Savings Plan does not provide for interest credits, but, instead, allows for participants to direct the investment of their cash balance contributions. See the “Pension Benefits” section for a detailed description of the RCBP on pages 67 and 68 of this proxy statement.

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POTENTIAL PAYMENTS UPON TERMINATION OR
CHANGE IN CONTROL – SEVERANCE PROTECTION
Under certain circumstances, each NEO would be entitled to compensation in the event his or her employment terminates or upon a change in control. The amount of the compensation is contingent upon a variety of factors, including the circumstances under which he or she terminates employment. The relevant agreements that each NEO has entered into with Duke Energy are described below, followed by a table on page 74 of this proxy statement that quantifies the amount that would become payable to each NEO as a result of his or her termination of employment.
The amounts shown assume that such termination was effective as of December 31, 2024, and are merely estimates of the amounts that would be paid to our NEOs upon their termination. The actual amounts to be paid can only be determined at the time of such NEO’s termination of employment.
The table shown on page 74 of this proxy statement does not include certain amounts that have been earned and that are payable without regard to the NEO’s termination of employment. Such amounts, however, are described immediately following the table.
Under each of the compensation arrangements described below for Ms. Good, Mr. Savoy, Mr. Sideris, Ms. Janson, and
Mr. Ghartey-Tagoe, change in control generally means the occurrence of one of the following: (i) the date any person or group becomes the beneficial owner of 30% or more of the combined voting power of Duke Energy’s then outstanding securities; (ii) during any period of two consecutive years, the directors serving at the beginning of such period or who are elected thereafter with the support of not less than two-thirds of those directors cease for any reason other than death, disability, or retirement to constitute at least a majority thereof; (iii) the consummation of a merger, consolidation, reorganization, or similar corporate transaction, which has been approved by the shareholders of Duke Energy, regardless of whether Duke Energy is the surviving company, unless Duke Energy’s outstanding voting securities immediately prior to the transaction continue to represent at least 50% of the combined voting power of the outstanding voting securities of the surviving entity immediately after the transaction; (iv) the consummation of a sale of all or substantially all of the assets of Duke Energy or a complete liquidation or dissolution, which has been approved by the shareholders of Duke Energy; or (v) under certain arrangements, the date of any other event that the Board determines should constitute a change in control.

Employment Agreement with Ms. Good
Effective July 1, 2013, Duke Energy entered into an employment agreement with Ms. Good that contained a three-year initial term and automatically renews for additional one-year periods at the end of the initial term unless either party provides 120 days’ advance notice. In the event of a change in control of Duke Energy, the term automatically extends to a period of two years. Upon a termination of Ms. Good’s employment by Duke Energy without “cause” or by Ms. Good for “good reason” (each as defined below), the following severance payments and benefits would be payable: (i) a lump-sum payment equal to a pro rata amount of her annual bonus for the portion of the year that the termination of employment occurs during which she was employed, determined based on the actual achievement of performance goals; (ii) a lump-sum payment equal to 2.99 times the sum of her annual base salary and target annual bonus opportunity; (iii) continued access to medical and dental benefits for 2.99 years, with monthly amounts relating to Duke Energy’s portion of the costs of such coverage paid by Duke Energy (reduced by coverage provided by future employers, if any) and a lump-sum payment equal to the cost of basic life insurance coverage for 2.99 years; (iv) one year of outplacement services; (v) if termination occurs within 30 days prior to, or two years after a change in control of Duke Energy, vesting in unvested retirement plan benefits that would have vested during the two years following the change in control and a lump-sum payment equal to the maximum contributions and allocations that would have been made or allocated if she had remained employed for an additional 2.99 years; and (vi) 2.99 additional years of vesting with respect to equity awards and an extended period to exercise outstanding vested stock options following termination of employment.
Ms. Good is not entitled to any form of tax gross-up in connection with Sections 280G and 4999 of the Internal Revenue Code. Instead, in the event that the severance payments or benefits otherwise would constitute an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code), the amount of payments or benefits would be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Internal Revenue Code if such reduction would cause Ms. Good to retain an after-tax amount in excess of what would be retained if no reduction were made.
Under Ms. Good’s employment agreement, “cause” generally means, unless cured within 30 days, (i) a material failure by Ms. Good to carry out, or malfeasance or gross insubordination in carrying out, reasonably assigned duties or instructions consistent with her position; (ii) the final conviction of Ms. Good of a felony or crime involving moral turpitude; (iii) an egregious act of dishonesty by Ms. Good in connection with employment, or a malicious action by

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Ms. Good toward the customers or employees of Duke Energy; (iv) a material breach by Ms. Good of Duke Energy’s Code of Business Ethics; or (v) the failure of Ms. Good to cooperate fully with governmental investigations involving Duke Energy. “Good reason,” for this purpose, generally means, unless cured within 30 days, (i) a material reduction in Ms. Good’s annual base salary or target annual bonus opportunity (exclusive of any across-the-board reduction similarly affecting substantially all similarly situated employees); or (ii) a material diminution in Ms. Good’s positions (including status, offices, titles, and reporting relationships), authority, duties or responsibilities or any failure by the Board to nominate Ms. Good for re-election as a member of the Board.
Ms. Good’s employment agreement contains restrictive covenants related to confidentiality, mutual no disparagement, noncompetition, and nonsolicitation obligations. The noncompetition and nonsolicitation obligations survive for two years following her termination of employment.
As previously announced, Ms. Good retired from the Company effective April 1, 2025. Ms. Good did not receive any severance benefits under her Employment Agreement in connection with her retirement. Mr. Sideris has not entered into an employment agreement with the Company.

Other Named Executive Officers
Duke Energy entered into a Change in Control Agreement with Ms. Janson effective as of December 17, 2012, and with Mr. Savoy, Mr. Sideris, and Mr. Ghartey-Tagoe effective as of October 1, 2019. The agreements have an initial term of two years commencing as of the original effective date, after which the agreements automatically extend, unless six months’ prior written notice is provided, on a month-to-month basis. Effective April 1, 2025, in connection with his appointment to CEO, Mr. Sideris’s Change in Control Agreement was amended to provide for a severance multiplier of 2.99 rather than two.
The Change in Control Agreements provide for payments and benefits to the executive in the event of termination of employment within two years after a change in control by Duke Energy without “cause” or by the executive for “good reason” (each as defined below) as follows: (i) a lump-sum cash payment equal to a pro rata amount of the executive’s target bonus for the year in which the termination occurs; (ii) a lump-sum cash payment equal to two times the sum of the executive’s annual base salary and target annual bonus opportunity in effect immediately prior to termination or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting “good reason;” (iii) continued medical, dental, and basic life insurance coverage for a two-year period or a lump-sum cash payment of equivalent value (reduced by coverage obtained by subsequent employers); and (iv) a lump-sum cash payment of the amount Duke Energy would have allocated or contributed to the executive’s qualified and nonqualified defined benefit pension plan and defined contribution savings plan accounts during the two years following the termination date, plus the unvested portion, if any, of the executive’s accounts as of the date of termination that would have vested during the remaining term of the agreement. The agreements also provide for enhanced benefits (i.e., two years of additional vesting) with respect to equity awards.
Under the Change in Control Agreements, each NEO also is entitled to reimbursement of up to $50,000 for the cost of certain legal fees incurred in connection with claims under the agreements. In the event that any of the payments or benefits provided for in the Change in Control Agreement otherwise would constitute an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code), the amount of payments or benefits would be reduced to the maximum level that would not result in excise tax under Section 4999 of the Internal Revenue Code if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made. In the event a NEO becomes entitled to payments and benefits under a Change in Control Agreement, he or she would be subject to a one-year noncompetition and nonsolicitation provision from the date of termination, in addition to certain confidentiality and cooperation provisions.
The Executive Severance Plan provides certain executives, including Mr. Savoy, Mr. Sideris, Ms. Janson, and Mr. Ghartey-Tagoe with severance payments and benefits upon a termination of employment under certain circumstances. Pursuant to the terms of the Executive Severance Plan, Tier I Participants, which include our NEOs, would be entitled, subject to the execution of a waiver and release of claims, to the following payments and benefits in the event of a termination of employment by (a) Duke Energy other than for “cause” (as defined below), death or disability, or (b) the participant for “good reason” (as defined below): (i) a lump-sum payment equal to a pro rata amount of the participant’s annual bonus for the year that the termination of employment occurs, determined based on the actual achievement of performance goals under the applicable performance-based bonus plan; (ii) a lump-sum payment equal to two times the sum of the participant’s annual base salary and target annual bonus opportunity in effect immediately prior to termination of employment or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting “good reason;” (iii) continued access to medical and dental insurance for a two-year period following termination of employment, with monthly amounts relating to Duke Energy’s portion of the costs of such coverage paid to the participant by Duke Energy (reduced by coverage provided to the participant by future employers, if any) and a lump-sum payment equal to the cost of two years of basic life insurance coverage; (iv) one year of outplacement services; and (v) two additional years of vesting with respect to equity awards and

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an extended period to exercise outstanding vested stock options following termination of employment.
The Executive Severance Plan also provides that, in the event any of the payments or benefits provided for in the Executive Severance Plan otherwise would constitute an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code), the amount of payments or benefits would be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Internal Revenue Code if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made. In the event a participant becomes entitled to payments and benefits under the Executive Severance Plan, he or she would be subject to certain restrictive covenants, including those related to noncompetition, nonsolicitation, and confidentiality.
Duke Energy has the right to terminate any participant’s participation in the Executive Severance Plan but must provide the participant with one year’s notice and the participant would continue to be eligible for all severance payments and benefits under the Executive Severance Plan during the notice period. Any employee who is eligible for severance payments and benefits under a separate agreement or plan maintained by Duke Energy (such as a Change of Control Agreement) would receive compensation and benefits under such other agreement or plan (and not the Executive Severance Plan).
For purposes of the Change in Control Agreements and the Executive Severance Plan, “cause” generally means, unless cured within 30 days, (i) a material failure by the executive to carry out, or malfeasance or gross insubordination in carrying out, reasonably assigned duties or instructions consistent with the executive’s position; (ii) the final conviction of the executive of a felony or crime involving moral turpitude; (iii) an egregious act of dishonesty by the executive in connection with employment, or a malicious action by the executive toward the customers or employees of Duke Energy; (iv) a material breach by the executive of Duke Energy’s Code of Business Ethics; or (v) the failure of the executive to cooperate fully with governmental investigations involving Duke Energy. “Good reason,” for this purpose, generally means (i) a material reduction in the executive’s annual base salary or target annual bonus opportunity as in effect either immediately prior to the change in control or the termination under the Executive Severance Plan (exclusive of any across-the-board reduction similarly affecting substantially all similarly situated employees); or (ii) both a material diminution in the participant’s authority, duties, or responsibilities as in effect either immediately prior to the change in control or immediately prior to a Tier I Participant’s termination of employment under the Executive Severance Plan and removal of the participant from the Senior Management Committee.

Equity Awards – Consequences of Termination of Employment
Each year Duke Energy grants long-term incentives to our executive officers, and the terms of these awards vary somewhat from year to year. The following table summarizes the consequences under Duke Energy’s LTI award agreements granted prior to 2025, without giving effect to
Ms. Good’s employment agreement, the Change in Control Agreements or the Executive Severance Plan, that would generally occur with respect to outstanding equity awards in the event of the termination of employment of Ms. Good, Mr. Savoy, Mr. Sideris, Ms. Janson, and Mr. Ghartey-Tagoe.

Award Type	Event	Consequences
RSUs	Retirement*	Unvested RSUs prorated and vest
	Voluntary termination**	Unvested RSUs are forfeited
	Death or disability	Unvested RSUs immediately vest
	Change in control	No impact absent termination of employment; immediate vesting of unvested RSUs if involuntarily terminated after a change in control
Performance Share Awards	Retirement* Death & Disability	Prorated portion vests based on actual performance
	Voluntary termination**	Award is forfeited
	Change in Control	No impact absent termination of employment; prorated portion vests based on actual performance if involuntarily terminated after a change in control

*
Age 55 with at least 10 years of service. In the event a member of the Senior Management Committee (including the NEOs) retires on or after age 60 with at least five years of service (a) following the completion of one year of service after the date of grant, RSUs continue to vest (without proration) and (b) following the completion of at least one year of the performance cycle, performance shares continue to vest (without proration) based on actual performance. In the event a member of the Senior Management Committee (including the NEOs) dies on or after attaining age 60 with at least five years of service and following the completion of at least one year of the performance cycle, performance shares continue to vest (without proration) based on actual performance.

**
Not retirement eligible

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POTENTIAL PAYMENTS UPON TERMINATION OR
A CHANGE IN CONTROL – SEVERANCE PROTECTION*
Name and Triggering Event	Cash Severance Payment ($)(1)	Incremental Retirement Plan Benefit ($)(2)	Welfare and Other Benefits ($)(3)	Stock Awards ($)
Lynn J. Good(5)
• Voluntary termination without good reason	0	0	0	35,104,891
• Involuntary or good reason termination under Employment Agreement	13,455,000	0	66,291	39,202,047
• Involuntary or good reason termination after a change in control	13,455,000	2,265,618	66,291	37,958,178
• Death or Disability(4)	0	0	0	39,043,796
Brian D. Savoy
• Voluntary termination without good reason	0	0	0	0
• Involuntary or good reason termination under Executive Severance Plan	2,786,451	0	41,900	5,549,896
• Involuntary or good reason termination after a change in control	2,786,451	459,409	48,212	5,408,152
• Death or Disability(4)	0	0	0	3,476,790
Harry K. Sideris
• Voluntary termination without good reason	0	0	0	0
• Involuntary or good reason termination under Executive Severance Plan	3,870,000	0	42,554	7,753,228
• Involuntary or good reason termination after a change in control	3,870,000	643,612	48,866	7,592,313
• Death or Disability(4)	0	0	0	4,646,581
Julia S. Janson
• Voluntary termination without good reason	0	0	0	6,508,514
• Involuntary or good reason termination under Executive Severance Plan	3,870,000	0	38,978	7,273,767
• Involuntary or good reason termination after a change in control	3,870,000	643,612	44,020	7,089,989
• Death or Disability(4)	0	0	0	7,298,556
Kodwo Ghartey-Tagoe
• Voluntary termination without good reason	0	0	0	5,375,502
• Involuntary or good reason termination under Executive Severance Plan	3,024,000	0	38,516	6,007,834
• Involuntary or good reason termination after a change in control	3,024,000	499,792	43,558	5,854,474
• Death or Disability(4)	0	0	0	6,028,333

(1)
The amounts listed under Cash Severance Payment are payable under (i) the terms of Ms. Good’s employment agreement; (ii) the Change in Control Agreements of Mr. Savoy, Mr. Sideris, Ms. Janson, and Mr. Ghartey-Tagoe; or (iii) the Executive Severance Plan.

(2)
The amounts listed under Incremental Retirement Plan Benefit are payable under the terms of Ms. Good’s employment agreement and the Change in Control Agreements of Mr. Savoy, Mr. Sideris, Ms. Janson, and Mr. Ghartey-Tagoe. They represent the additional amount that would have been contributed to the RCBP, Retirement Savings Plan, and the Executive Savings Plan in the event the NEO had continued to be employed by Duke Energy for (i) 2.99 years for Ms. Good or (ii) two additional years after the actual date of termination for the other NEOs.

(3)
The amounts listed under Welfare and Other Benefits include the amount that would be paid to each NEO in lieu of providing continued welfare benefits and basic life coverage. This continued coverage represents (i) 2.99 years for Ms. Good or (ii) two years for the other NEOs. In addition to the amounts shown above, access to outplacement services for a period of up to one year after termination will be provided to Ms. Good if terminating under her employment agreement or to any NEO terminating under the Executive Severance Plan.

(4)
In the event of a termination of employment due to long-term disability, because the payment of RSUs would be delayed for an additional six months as required by applicable tax rules, additional dividend equivalent payments would be made in the amount of $158,251; $22,494; $32,768; $29,577; and $24,421 for Ms. Good, Mr. Savoy, Mr. Sideris, Ms. Janson, and Mr. Ghartey-Tagoe, respectively.

(5)
As previously announced, Ms. Good retired from the Company effective April 1, 2025. Ms. Good did not receive any severance benefits under her Employment Agreement in connection with her retirement.

74 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

EXECUTIVE COMPENSATION
Assumptions and Other Considerations
The amounts listed on the previous page have been determined based on a variety of assumptions, including with respect to the limits on qualified retirement plan benefits under the Internal Revenue Code. The actual amounts to be paid out can only be determined at the time of each NEO’s termination of employment. The amounts described in the table do not include compensation to which each NEO would be entitled without regard to his or her termination of employment, including (i) base salary and STI that have been earned but not yet paid; (ii) amounts that have been earned, but not yet paid, under the terms of the plans listed under the Pension Benefits and Nonqualified Deferred Compensation tables; (iii) unused vacation; and (iv) the potential reimbursement of legal fees.
The amounts shown on the previous page do not reflect the fact that, under Ms. Good’s employment agreement and under the Change in Control Agreements that Duke Energy has entered into with Mr. Savoy, Mr. Sideris, Ms. Janson, and Mr. Ghartey-Tagoe, in the event that payments to any such executive in connection with a change in control otherwise would result in a golden parachute excise tax and lost tax deduction under Sections 280G and 4999 of the Internal Revenue Code, such amounts would be reduced under certain circumstances so that such tax would not apply.
The amounts shown on the previous page with respect to stock awards were calculated based on a variety of assumptions, including the following: (i) the NEO terminated employment on December 31, 2024; (ii) a stock price for Duke Energy common stock equal to $107.74, which was the closing price at the end of 2024; (iii) the continuation of Duke Energy’s dividend at the rate in effect during the first quarter of 2025; and (iv) performance at the target level with respect to performance shares.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 75

EXECUTIVE COMPENSATION
Chief Executive Officer Pay Ratio
As required by SEC rules, we are providing the following information about the ratio of the 2024 annual total compensation of Lynn Good, our CEO, to the annual total compensation of our median employee.
We estimated the median of the 2024 annual total compensation of our employees, excluding our CEO, to be $129,126. The annual total compensation of our CEO, as calculated for the Summary Compensation Table, was $21,276,982. The ratio of the annual total compensation of our CEO to the estimated median of the annual total compensation of our employees was 165 to 1.
To identify the median employee, we reviewed our employee population as of October 31, 2022. We used wages reported in Box 1 of IRS Form W-2 during the ten-month period ending on October 31, 2022, as a consistently applied compensation measure. We did not annualize the wages or make cost of living adjustments. Based on this methodology, we identified a group of employees whose compensation was at the median of the employee data. From this group, we selected an individual who we reasonably believed represented our median employee.
As permitted under SEC rules, we may identify our median employee for purposes of providing pay ratio disclosure once every three years, provided that there has been no change in the employee population or employee compensation arrangements that we reasonably believe would result in a significant change to the 2024 pay ratio disclosure. In accordance with SEC rules, we determined that there were no changes to the employee population or compensation arrangements in 2024 that would be significant to the pay ratio calculation.
We calculated the annual total compensation for the 2024 median employee using the rules applicable to the Summary Compensation Table. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column for 2024 in the Summary Compensation Table on page 63 of this proxy statement.
The pay ratio rules provide companies with flexibility to select the methodology and assumptions used to identify the median employee, calculate the median employee’s compensation, and estimate the pay ratio. As a result, our methodology may differ from those used by other companies, which likely will make it very difficult to compare pay ratios with other companies, including those within our industry.

76 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

EXECUTIVE COMPENSATION
Pay Versus Performance
The information provided below is mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, which require that we, among other things, report the amount of “compensation actually paid” to our named executive officers. These amounts are calculated in accordance with applicable SEC rules, and do not reflect the actual amount of compensation earned by or paid to our named executive officers during each applicable year.
The guiding principles of our compensation philosophy are that pay should be linked to performance and that the interests of our executives and shareholders should be aligned. Our executive officers participate in incentive plans that contain a variety of performance measures that focus not only on financial performance, but also operational excellence, including measures linked to safety, reliability, customer satisfaction, energy modernization, and reportable environmental events. Please refer to the Compensation Discussion and Analysis section of this proxy statement for details regarding how the Compensation and People Development Committee links the compensation paid to our named executive officers to our corporate performance.

Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO(1)	Average Summary Compensation Table Total for Non-CEO NEOs	Average Compensation Actually Paid to Non-CEO NEOs(2)	Value of Initial Fixed $100 Investment Based On:		Net Income (M)(4)	Company- Selected Measure (Adjusted EPS)(5)
					Total Shareholder Return(3)	Peer Group Total Shareholder Return(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$21,276,982	$31,376,907	$4,974,583	$6,473,948	$145	$134	$4,402	$5.90
2023	$20,559,875	$23,286,762	$4,139,591	$4,014,407	$125	$111	$2,735	$5.56
2022	$21,354,759	$24,000,880	$4,296,518	$4,784,037	$127	$122	$2,444	$5.41
2021	$16,451,236	$27,285,740	$4,347,846	$6,327,212	$125	$121	$3,802	$5.24
2020	$14,544,398	$14,571,950	$3,972,840	$3,731,332	$105	$103	$1,270	$5.12

(1)
Compensation actually paid (“CAP”) was calculated by beginning with the total amount reported in the Summary Compensation Table (the “SCT”) for the applicable year, (i) subtracting the grant date fair value of stock awards reported in the Stock Awards column of the SCT (“Stock Awards”), (ii) subtracting the actuarial present value of the accumulated benefit under defined benefit plans reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the SCT (“Change in Pension Value”), (iii) adding the change in fair value of stock awards for the applicable year, and (iv) adding the service cost and prior service cost for all defined benefit plans for the applicable year. Fair value amounts were computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP. The fair value amounts were calculated using our stock price on the last day of each fiscal year or the date of vesting, as applicable, and based upon the probable outcome of applicable performance conditions as of the last day of each fiscal year. The service cost and prior service cost for defined benefit plans were calculated using the same methodology as used for our financial statements under GAAP. Following is a reconciliation of the SCT total and the CAP for the CEO for each of the applicable years. Ms. Good is our CEO for each year reflected in columns (b) and (c).

Chief Executive Officer
Year	SCT Total	Subtract Grant Date Value of Stock Awards Granted Each Year as Disclosed in the SCT	Subtract Change in Pension Value as Disclosed Each Year in the SCT	Add Change in Fair Value of Stock Awards	Add Service and Prior Service Cost for Pension Plans	CAP
2024	$21,276,982	($16,350,054)	($373,793)	$26,801,860	$21,912	$31,376,907
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 77

EXECUTIVE COMPENSATION
Chief Executive Officer Change in Fair Value of Stock Awards
Year	Year End Fair Value of Stock Awards Granted in Covered Fiscal Year that Remained Unvested at the end of the Covered Fiscal Year	Year-over-Year Increase or Decrease in Fair Value for Stock Awards Granted in Prior Years that Remained Unvested at the end of the Covered Fiscal Year	Increase or Decrease in Fair Value of Stock Awards Granted in Prior Years that Vested in the Covered Fiscal Year	Adjustments for Stock Awards that Failed to Meet Performance Conditions	Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value	Total Change in Fair Value of Stock Awards Included in CAP
2024	$19,194,549	$3,525,349	$2,102,829	$0	$1,979,133	$26,801,860
Chief Executive Officer Pension Plan Adjustment
Year	Service Cost	Prior Service Cost	Total Service and Prior Service Cost Included in CAP
2024	$21,912	$0	$21,912

(2)
CAP for the other named executive officers was calculated in the same manner as described above for the CEO, except the amounts were averaged for each year. Following is a reconciliation of the average SCT total and the average CAP for the named executive officers, other than the CEO. The names of each of our named executive officers (excluding Ms. Good) included for purposes of calculating the average amounts in columns (d) and (e) for each applicable year are as follows: (i) for 2024, Brian D. Savoy, Harry K. Sideris, Julia S. Janson, and Kodwo Ghartey-Tagoe; iii) for 2023, Brian D. Savoy, Steven K. Young, Julia S. Janson, Kodwo Ghartey-Tagoe, and Dhiaa M. Jamil; (iii) for 2022, Brian D. Savoy, Steven K. Young, Dhiaa M. Jamil, Julia S. Janson, and Kodwo Ghartey-Tagoe; (iv) for 2021, Steven K. Young, Dhiaa M. Jamil, Julia S. Janson, and Kodwo Ghartey-Tagoe; and (v) for 2020, Steven K. Young, Dhiaa M. Jamil, Julia S. Janson, Douglas F Esamann, and Melissa H. Anderson.

Other Named Executive Officers
Year	Average SCT Total	Subtract Grant Date Value of Stock Awards Granted Each Year as Disclosed in the SCT	Subtract Change in Pension Value as Disclosed Each Year in the SCT	Add Average Change in Fair Value of Stock Awards	Add Average Service and Prior Service Cost for Pension Plans	Average CAP
2024	$4,974,583	($3,228,605)	($90,893)	$4,794,144	$24,719	$6,473,948
Other Named Executive Officers Average Change in Fair Value of Stock Awards
Year	Year End Fair Value of Stock Awards Granted in Covered Fiscal Year that Remained Unvested at the end of the Covered Fiscal Year	Year-over-Year Increase or Decrease in Fair Value for Stock Awards Granted in Prior Years that Remained Unvested at the end of the Covered Fiscal Year	Increase or Decrease in Fair Value of Stock Awards Granted in Covered Fiscal Year that Vested in the Covered Fiscal Year	Increase or Decrease in Fair Value of Stock Awards Granted in Prior Years that Vested in the Covered Fiscal Year	Adjustments for Stock Awards that Failed to Meet Performance Conditions	Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value	Total Change in Fair Value of Stock Awards Included in CAP
2024	$3,751,689	$514,838	$0	$262,988	$0	$264,629	$4,794,144
Other Named Executive Officers Pension Plan Adjustment
Year	Average Service Cost	Average Prior Service Cost	Total Service and Prior Service Cost Included in CAP
2024	$24,719	$0	$24,719

(3)
Duke Energy TSR represents the cumulative investment return of an initial fixed $100 investment in our common stock on December 31, 2019, assuming reinvestment of all dividends, through the end of the covered fiscal year. The Duke Energy TSR reflected in the table above may not be indicative of future performance. Peer group TSR represents the cumulative investment return of an initial fixed $100 investment in the UTY on December 31, 2019, assuming reinvestment of all dividends, through the end of the covered fiscal year.

(4)
Reflects net income attributable to Duke Energy common stockholders, as reported in our Form 10-K for the applicable year.

(5)
The following table provides a list of the most important financial performance measures used by Duke Energy to link executive compensation actually paid to Company performance for the most recently completed fiscal year.

78 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

EXECUTIVE COMPENSATION
Most Important Financial Measures
Adjusted EPS
Relative Total Shareholder Return
O&M Expense
Of the goals listed above, we consider adjusted EPS to be the most important financial performance measure (that is not otherwise required to be disclosed in the table) used to link executive compensation actually paid to Company performance and therefore include it as the Company-Selected Measure in the table above. Adjusted EPS is a non-GAAP financial measure that represents basic EPS from continuing operations available to Duke Energy Corporation common shareholders, adjusted for the per share impact of special items.
Required Supplemental Graphs Showing Relationship between:
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 79

EXECUTIVE COMPENSATION
80 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

SHAREHOLDER PROPOSALS
Duke Energy received Proposals 4 and 5 from two of our shareholders.
If the proponent of the proposal, or the proponent’s representative, presents the proposal at our Annual Meeting and submits the proposal for a vote, then the proposal will be voted upon. The shareholder proposals and supporting Statements are included exactly as submitted to us by the proponents. The Board recommends voting “FOR” Proposal 4 and “AGAINST” Proposal 5.

PROPOSAL 4:
SHAREHOLDER PROPOSAL REGARDING SUPPORT SIMPLE MAJORITY VOTE

Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, the beneficial owner of shares of Duke Energy Corporation common stock continuously held for at least three years and worth at least $2,000, submitted the following proposal:
Proposal 4 – Support Simple Majority Vote
Shareholders request that our board take each step necessary so that each voting requirement in our charter and bylaws (that is explicit or implicit due to default to state law) that calls for a greater than simple majority vote be replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws. This includes making the necessary changes in plain English.
The Duke Energy Board of Directors put this important proposal topic on the 2024 DUK annual meeting ballot and failed by not a large margin to obtain the required 80% vote from all shares outstanding for the 4th time since 2012. This was because less than 80% of DUK shares typically cast ballots. It is time that the DUK Board of Directors stop exercising its shareholders on this important topic and get serious with adopting this proposal topic.
The 80% approval requirement was adopted decades ago, not because it had any merit, but because it was adopted at a time when good corporate governance was not considered important plus mutual funds and institutional investors then did not fully recognize their duty to vote on corporate governance issues in the best interest of shareholders.
In order to determine whether the DUK Board is really serious about adopting this important proposal topic it would be useful to shareholders for the Board of Directors to prepare a detailed report, omitting proprietary data, on the Board of Directors’ expenses to proxy solicitors and other vendors to obtain the challenging 80% approval requirement from all shares outstanding on this proposal topic when less than 80% of DUK shares typically cast ballots. This report need not be prepared if each next DUK Board of Directors proposal on this important topic receive the required 80% vote.
At least a preliminary report shall be included with the Item 5.07 filing within 4-days of the annual meeting and a final report shall be included in an Item 5.07 filing within 30-days of the annual meeting.
This proposal is at least a reminder that there are limitations to any corporate governance improvements or increased shareholder rights that can be expected at DUK due to the current – all but impossible – 80% approval requirements that are baked into the DUK governing documents. This in turn negatively impacts the long-term performance that shareholders can expect from DUK stock. Shareholders may thus be wise to diversify away from DUK.
Shareholders are willing to pay a premium for shares of companies that have excellent corporate governance but sadly DUK is not such a company. DUK stock was at $97 in late 2019 and at an unremarkable $111 in late 2024.

Please vote yes:
Proposal 4 – Support Simple Majority Vote
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 81

PROPOSAL 4:   SHAREHOLDER PROPOSAL REGARDING SUPPORT SIMPLE MAJORITY VOTE
Statement of the Board of Directors:
Your Board of Directors recommends voting “FOR” this proposal.
The Board recognizes that elimination of supermajority voting requirements is viewed favorably by many corporate governance experts and the Board has in the past supported this proposal and put it on the ballot as a management proposal on multiple occasions, including at each of the 2024, 2021, 2018, and 2017 Annual Meetings.
The Board is recommending in favor of this proposal, and will carefully evaluate the voting results, together with additional shareholder input received during the Company’s shareholder engagement program, in determining the appropriate course of action.
Shareholders should note that this proposal is advisory in nature only and approval of this proposal would not, by itself, implement a majority voting standard as described in the proposal. To implement majority voting, the Board and shareholders would need to take subsequent action to amend our Certificate of Incorporation.

For the Above Reasons the Board of Directors Recommends Voting “FOR” this Proposal.
82 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 5:
SHAREHOLDER PROPOSAL REGARDING A NET-ZERO AUDIT

Mr. Steve Milloy, on behalf of New Breeze, 12309 Briarbush Lane, Potomac, MD 20854, the beneficial owner of shares of Duke Energy Corporation continuously held for at least one year and worth at least $25,000, submitted the following proposal:
Net Zero Audit
Resolved: Shareholders request that, beginning in 2026, Duke Energy report annually to shareholders on its net zero-related activities and progress, including: (1) memberships in organizations advocating net zero goals and policies; (2) activities and transactions involving net zero goals and policies; and/or (3) corporate commitments or agreements involving net zero goals and policies. The report should: (1) omit proprietary and/or confidential business information; (2) be completed at reasonable expense; and (3) include sufficient detail to allow shareholders to assess Duke Energy’s net zero commitments, related activities and progress.
Supporting Statement: Duke Energy states on its web site that: “Duke Energy aims to achieve net zero carbon emissions by 2050.”
https://investors.duke-energy.com/news/news-details/2019/Duke-Energy-aims-to-achieve-net-zero-carbon-emissions-by-2050-09-17-2019/default.aspx
But there are significant problems associated with “net zero” goals and policies:
The utility industry has determined that economy-wide “net zero” is not possible. https://lcri-netzero.epri.com/
The most recent United Nations “Emission Gap” report indicates that emissions have steadily increased on global basis since 1990. https://www.unep.org/resources/emissions-gap-report-2024
The United Nations World Meteorological Organization recently concluded that there “no end in sight to the rising trend” of greenhouse gas emissions. https://news.un.org/en/story/2023/11/1143607
The financial sector has now begun questioning the validity of current net zero policies and advocacy. https://www.iif.com/portals/0/Files/content/Regulatory/32370132_iif_staff_ position_paper_on_net_zero_transition_ final_publication.pdf
The state of New York has sued companies for allegedly making false “net zero” claims. https://ag.ny.gov/press-release/2024/attorney-general-james-sues-worlds-largest-beef-producer-misrepresenting
The attorneys general for Iowa, Kansas, Nebraska and Tennessee are investigating whether corporate “net zero” claims amount to consumer fraud.
Activist groups have sued corporations for false “net zero” claims. https://www.reuters.com/sustainability/climate-energy/
green-group-sues-tyson-foods-allegedly-false-climate-claims-2024-09-18/
Corporations are abandoning “net zero” pledges.
https://www.telegraph.co.uk/business/2024/09/08/ftse-100- companies-ditch-jeff-bezos-funded-climate-pledge/
Shareholders have the right to know the extent that Duke Energy has committed itself to, and acted on “net zero” policies that may be viewed by governments and others as actionable corporate misconduct and/or consumer/investor fraud.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 83

PROPOSAL 5:   SHAREHOLDER PROPOSAL REGARDING A NET-ZERO AUDIT
Opposing Statement of the Board of Directors:
Your Board of Directors recommends voting “AGAINST” this proposal.
The separate, specific report sought by this proposal would be duplicative and of no added value, given our existing, robust climate-related disclosures.
The proposal asks us to issue an annual report on our net-zero related activities and progress, including: (1) memberships in organizations advocating net-zero goals and policies; (2) activities and transactions involving net-zero goals and policies; and/or (3) corporate commitments or agreements involving net-zero goals and policies. The annual report sought by New Breeze is unnecessary and would needlessly waste corporate resources because Duke Energy already discloses in great detail our activities related to net-zero, including the three areas the proposal focuses on, in numerous public disclosures, as well as public regulatory filings.
First, as it relates to our memberships in organizations advocating net-zero goals and policies, in the “Trade Association Climate Review” section of our annual Impact Report, available publicly on our website, we disclose our engagement with trade associations that engage in federal lobbying to whom we have contributed in excess of $50,000 during the year (which constitutes the substantial majority of the payments made to all trade associations), and the relative alignment of the climate-related policies of the trade associations described above with our climate-related policies.
Second, as it relates to our activities and transactions involving net-zero goals and policies, we disclose our climate-related policy engagements in our annual Impact Report, and we disclose our climate policy activities and the proposed modernized energy investments that form part of our 10-year capital plan in our Climate Report, which is also publicly available on our website at www.duke-energy.com.
Third, as it relates to our corporate commitments or agreements involving net-zero goals and policies, we disclose our net-zero goals, progress towards those goals, and views on climate policy costs and benefits, as well as with respect to effective carbon policy in our Climate Report referenced above.
In addition, our Carolinas Resource Plan, Florida Ten Year Site Plan, and Indiana and Kentucky Integrated Resource Plans submitted by our operating subsidiaries to their respective state regulators, which are available publicly and also on our website, map out how we plan to deliver reliable and affordable energy, including through the introduction of new resources and an increased reserve margin to facilitate new jobs and investment.
Duke Energy welcomes the views and opinions of our shareholders, and extensively engages with shareholders on a variety of issues, including climate change and sustainability. In addition, our targets and strategy are an output of extensive engagements with stakeholders, including our regulators, customers and communities, and reflect those shareholders’ and stakeholders’ perspectives, and their support of our current approach.
For the reasons stated above, we believe that preparing a separate report as requested by the proposal would not be an efficient use of resources or in the best interests of our shareholders as the Company already provides this kind of thorough, transparent, and readily accessible disclosure related to its net-zero activities, and we encourage you to vote “AGAINST” this proposal.

For the Above Reasons the Board of Directors Recommends Voting “AGAINST” this Proposal.
84 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
How can I participate in the Annual Meeting?
Duke Energy’s 2025 Annual Meeting will once again be held exclusively via live webcast. Holders of record of Duke Energy’s common stock as of the close of business on the record date of March 3, 2025, are entitled to participate in, vote at, and submit questions in writing during the Annual Meeting by visiting www.virtualshareholdermeeting.com/DUK2025. To participate in the Annual Meeting via live webcast, you will need the 16-digit control number, which can be found on your Notice, on your proxy card, and on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 1:00 p.m. Eastern time on May 1, 2025. Online check-in will begin at 12:30 p.m. Eastern time. Please allow ample time for the online check-in process. An audio broadcast of the Annual Meeting will be available by phone toll-free at 877.328.2502.

What is the pre-meeting forum and how can I access it?
One of the benefits of holding the Annual Meeting via live webcast is that it allows us to communicate more effectively with you via a pre-meeting forum that you can enter by visiting www.proxyvote.com. On our pre-meeting forum, you can submit questions in writing in advance of the Annual Meeting, and also access copies of our proxy materials. Through the pre-meeting forum, we can respond to more questions than we were able to respond to at previous meetings.

What if I have difficulties accessing the pre-meeting forum or locating my 16-digit control number prior to the day of the Annual Meeting on May 1, 2025?
Prior to the day of the Annual Meeting on May 1, 2025, if you need assistance with your 16-digit control number and you hold your shares in your own name, please call toll-free 866.232.3037 in the United States or 720.358.3640 if calling from outside the United States. If you hold your shares in the name of a bank or brokerage firm, you will need to contact your bank or brokerage firm for assistance with your 16-digit control number.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the live webcast of the Annual Meeting?
If you encounter any difficulties accessing the live webcast of the Annual Meeting during the online check-in process or during the Annual Meeting itself, including any difficulties with your 16-digit control number, please call toll-free
844.976.0738 in the United States or 303.562.9301 if calling from outside the United States, for assistance. Technicians will be ready to assist you beginning at 12:30 p.m. Eastern time with any difficulties.

On what am I voting?
More Information
PROPOSAL 1	Election of directors	Page 13
PROPOSAL 2	Ratification of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2025	Page 41
PROPOSAL 3	Advisory vote to approve Duke Energy’s named executive officer compensation	Page 43
PROPOSAL 4	Shareholder proposal regarding support simple majority vote	Page 81
PROPOSAL 5	Shareholder proposal regarding a net-zero audit	Page 83
Who can vote?
Holders of record of Duke Energy’s common stock as of the close of business on the record date, March 3, 2025. Each share of Duke Energy common stock is entitled to one vote.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 85

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
How do I vote?
By Proxy  –  Before the Annual Meeting, you can submit a proxy to vote your shares of Duke Energy common stock in one of the following ways:
By Internet	By Phone	By Mailing Your Proxy Card

Visit 24/7 www.proxyvote.com	Call toll-free 24/7 800.690.6903 or by calling the number provided by your broker, bank, or other nominee if your shares are not registered in your name	Vote, sign your proxy card, and mail free of postage
The phone and online voting procedures are designed to confirm your identity, to allow you to give your voting instructions, and to verify that your instructions have been properly recorded. If you wish to vote by phone or online, please follow the instructions that are included on your Notice.
If you mail us your properly completed and signed proxy card or vote by phone or online, your shares of Duke Energy common stock will be voted according to the choices that you specify. If you sign and mail your proxy card without marking any choices, your proxy will be voted:
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“FOR” the election of all nominees for director;

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“FOR” the ratification of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2025;

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“FOR” the advisory vote to approve Duke Energy’s named executive officer compensation;

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“FOR” shareholder Proposal 4; and

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“AGAINST” shareholder Proposal 5.

We do not expect that any other matters will be brought before the Annual Meeting. However, by giving your proxy, you appoint the persons named as proxies as your representatives at the Annual Meeting.
You may vote online up until 11:59 p.m. Eastern time on April 30, 2025, at www.proxyvote.com.

Remotely – You may participate in the Annual Meeting via live webcast and vote online during the Annual Meeting prior to the closing of the polls by visiting www.virtualshareholdermeeting.com/DUK2025.
May I change or revoke my vote?
Yes. You may change your vote or revoke your proxy at any time prior to the Annual Meeting by:
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notifying Duke Energy’s Corporate Secretary in writing that you are revoking your proxy;

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providing another signed proxy that is dated after the proxy you wish to revoke;

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using the phone or online voting procedures; or

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participating in the Annual Meeting via live webcast and voting online during the Annual Meeting prior to the closing of the polls.

Will my shares be voted if I do not provide my proxy?
It depends on whether you hold your shares in your own name or in the name of a bank or brokerage firm. If you hold your shares directly in your own name, they will not be voted unless you provide a proxy or vote online during the Annual Meeting prior to the closing of the polls. Brokerage firms generally have the authority to vote their customers’ unvoted shares on certain “routine” matters. If your shares are held in the name of a broker, bank, or other nominee, such nominee can vote your shares for the ratification of Deloitte as Duke Energy’s independent registered public accounting firm for 2025 if you do not timely provide your proxy because this matter is considered “routine” under the applicable rules. However, no other items are considered “routine” and may not be voted by your broker without your instruction.

86 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
If I am a participant in the Retirement Savings Plan, how do I vote shares held in my plan account?
If you are a participant in the Retirement Savings Plan, you have the right to provide voting directions to the plan trustee, Fidelity Management Trust Company, by submitting your proxy card for those shares of Duke Energy common stock that are held by the plan and allocated to your account. Plan participant proxies are treated confidentially.
If you elect not to provide voting directions to the plan trustee, the plan trustee will vote the Duke Energy shares allocated to your plan account in the same proportion as those shares held by the plan for which the plan trustee has received voting directions from other plan participants. The plan trustee will follow participants’ voting directions and the plan procedure for voting in the absence of voting directions, unless it determines that to do so would be contrary to the Employee Retirement Income Security Act of 1974.
Because the plan trustee must process voting instructions from participants before the date of the Annual Meeting, you must deliver your instructions no later than April 28, 2025, at 11:59 p.m. Eastern time.

What constitutes a quorum?
As of the record date on March 3, 2025, 777,021,683 shares of Duke Energy common stock were issued and outstanding and entitled to vote at the Annual Meeting. In order to conduct the Annual Meeting, a majority of the shares entitled to vote must participate remotely via live webcast or by proxy. This is referred to as a “quorum.” If you submit a properly executed proxy card or vote by phone or online, you will be considered part of the quorum. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” is not, however, counted as present and entitled to vote for purposes of voting on individual proposals other than ratification of Deloitte as Duke Energy’s independent registered public accounting firm. A broker “non-vote” occurs when a bank, broker, or other nominee who holds shares for another person has not received voting instructions from the owner of the shares and, under NYSE listing standards, does not have discretionary authority to vote on a matter.

Who conducts the proxy solicitation and how much will it cost?
Duke Energy is requesting your proxy for the Annual Meeting and will pay all the costs of requesting shareholder proxies. We hired Georgeson LLC to help us send out the proxy materials and request proxies. The estimated fees for Georgeson’s services are approximately $25,300, plus out-of-pocket expenses, although the amount could be higher depending on the level of services provided by Georgeson. We can request proxies through the mail or personally by phone, e-mail, or online. We can use directors, officers, and other employees of Duke Energy to request proxies. Directors, officers, and other employees will not receive additional compensation for these services. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Duke Energy common stock.

Where can I view the replay of the Annual Meeting webcast and the answers to questions submitted by shareholders in advance of or during the Annual Meeting?
A replay of the Annual Meeting webcast, as well as our answers to questions submitted by shareholders before and during the Annual Meeting, will be available until the release of the proxy statement for the following year at investors.duke-energy.com/news/default.aspx under “05/01/2025 – Annual Meeting of Shareholders.”

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 87

OTHER INFORMATION
Discretionary Voting Authority

As of the date this proxy statement was printed, Duke Energy did not anticipate that any matter other than the proposals included in this proxy statement would be raised at the Annual Meeting. If any other matters are properly presented at the
Annual Meeting, the persons named as proxies will have discretion to vote on those matters according to their best judgment.

Delinquent Section 16(a) Report

Section 16(a) of the Exchange Act requires Duke Energy’s directors and executive officers, and any persons owning more than 10% of Duke Energy’s equity securities, to file with the SEC initial reports of beneficial ownership and certain changes in that beneficial ownership with respect to such equity securities of Duke Energy. We prepare and file these reports on behalf of our directors and executive officers. In 2024, to our knowledge, all Section 16(a) reporting requirements applicable to our directors and executive officers were satisfied in a timely manner.

Related Person Transactions

Related Person Transaction Policy.   The Corporate Governance Committee adopted a Related Person Transaction Policy that sets forth Duke Energy’s procedures for the identification, review, consideration, and approval or prohibition of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which we and any “related person” are, were, or will be participants and where the related person has a direct or indirect material interest in the transaction. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A “related person” is any executive officer, director, or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons. Since January 1, 2024, there have been no related person transactions that were required to be approved under the Company’s related person transaction guidelines or reported under the SEC’s related person transaction rules. In addition, in the ordinary course of business, in 2024, some of our directors and executive officers, their family members, and affiliated entities received electric and natural gas services on the same terms and conditions provided to other customers. Also, the affiliated entities of some of our directors and officers were involved in transactions that were immaterial to the Company. None of these transactions were directly or indirectly material to the associated director, officer, or affiliated entity.
Under the policy, if a transaction has been identified as a possible related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Corporate Governance Committee (or, if Corporate Governance
Committee approval would be inappropriate, to the Board) to approve or prohibit. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction, and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will, on an annual basis, collect information from each director, executive officer, and (to the extent feasible) significant shareholders to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our Code of Business Ethics, applicable to all employees, and Code of Business Conduct and Ethics, applicable to all directors, have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Corporate Governance Committee (or Board) will consider the relevant available facts and circumstances, including but not limited to:
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the risks, costs, and benefits to us;

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the impact on a director’s independence if the related person is a director, immediate family member of a director, or an entity with which a director is affiliated;

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the availability of other sources for comparable services or products; and

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the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve or prohibit a related person transaction, our Corporate Governance Committee (or Board) must consider, in light of known circumstances, whether the transaction is, or is not, inconsistent with our best interests and those of our shareholders, as our Corporate Governance Committee (or Board) determines in the good faith exercise of its judgment.

88 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

OTHER INFORMATION
Proposals and Business by Shareholders

Proposals Pursuant to Rule 14a-8.   Under the rules of the SEC, if you wish to submit a proposal for inclusion in the proxy statement for Duke Energy’s 2026 Annual Meeting, it must be received by our Corporate Secretary no later than the close of business on November 14, 2025. However, if the date of the 2026 Annual Meeting is more than 30 days before or after the date of the prior year’s annual meeting, then the deadline for submitting any shareholder proposal for inclusion in the proxy materials relating to such Annual Meeting will be a reasonable time before we begin to print or mail such proxy materials. The inclusion of any such shareholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, including Rule 14a-8.
Shareholder Director Nominations for Inclusion in the 2026 Proxy Statement.   We have adopted a proxy access right to permit, under certain circumstances, a shareholder or a group of shareholders to include in our annual meeting proxy statement director candidates whom they have nominated. If you wish to submit a director nominee for inclusion in the proxy statement for Duke Energy’s 2026 Annual Meeting, your written notice must be received by our Corporate Secretary no earlier than October 15, 2025, and no later than November 14, 2025. Your written notice must comply with the detailed requirements set forth in our By-Laws.
Shareholder Director Nominations and Other Shareholder Proposals for Presentation at the 2026 Annual Meeting Not Included in the 2026 Proxy Statement.   In addition, if you wish to introduce business at our 2026 Annual Meeting (besides the matters described in the Notice), you must send us written notice of the matter. Your written notice must comply with the requirements of Duke Energy’s By-Laws, and must be received by our Corporate Secretary at our principal executive office no earlier than January 1, 2026, and no later than January 31, 2026, unless our Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the prior year’s annual meeting, in which case the written notice must be received not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the Annual Meeting (or, if the first public announcement of the meeting is less than 100 days prior to the date of the meeting, the tenth day following the day on which the meeting is publicly announced). The individuals named as proxy holders for our Annual Meeting will have discretionary authority to vote proxies on matters of which we are not properly notified and also may have discretionary voting authority under other circumstances.
Universal Proxy Rules.   In addition to satisfying the foregoing requirements, including the timing and other requirements, under our By-Laws as summarized above under “Shareholder Director Nominations and Other Shareholder Proposals for Presentation at the 2026 Annual Meeting Not Included in the 2026 Proxy Statement,” to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our Company’s nominees for the 2026 Annual Meeting must also provide notice that sets forth all information required by Rule 14a-19 under the Securities Exchange Act of 1934 to our Corporate Secretary at our principal executive office at the following address: Kodwo Ghartey-Tagoe, Executive Vice President, Chief Legal Officer and Corporate Secretary, Duke Energy Corporation, DEP-10I, P.O. Box 1414, Charlotte, NC 28201-1414.

Householding Information

Duke Energy has adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, a single copy of the annual report and proxy statement is sent to any household at which two or more shareholders reside, unless one of the shareholders at that address notifies us that they wish to receive individual copies. Each shareholder will continue to receive separate proxy cards, and householding will not affect dividend check mailings or InvestorDirect Choice Plan statement mailings in any way.
If you have previously consented, householding will continue until you are notified otherwise or until you notify Broadridge Investor Communication Solutions, Inc. by mail at Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by phone at 866.540.7095 that you wish to receive separate annual reports and proxy statements. You will be removed from the householding program within 30 days of receipt of your notice. If you received a householded mailing this year and you would like to have additional copies of our annual report and proxy statement mailed to you, please submit your request to Broadridge Investor Communication Solutions, Inc. at the number or address listed above. They will promptly send additional copies of the annual report and proxy statement upon receipt of such request.
Many brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 89

OTHER INFORMATION
 Electronic Delivery of the Annual Report and Proxy Materials

If you received a paper version of this year’s proxy materials, please consider signing up for electronic delivery of next year’s proxy materials. Electronic delivery significantly reduces Duke Energy’s printing and postage costs and also reduces our consumption of natural resources. You will be notified immediately by email when next year’s annual report and proxy materials are available. Electronic delivery also makes it more convenient for shareholders to vote on issues that affect Duke Energy.
In order to enroll for electronic delivery, go to www.icsdelivery.com/duk and follow the instructions. If you elect to receive your Duke Energy proxy materials electronically, you can still request paper copies by contacting Investor Relations toll-free at 800.488.3853 or by email at shareholder@broadridge.com.

90 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

GLOSSARY OF TERMS
2024 Form 10-K	Annual Report on Form 10-K for the year ended December 31, 2024
AGA	American Gas Association
Annual Meeting	Annual Meeting of Shareholders
ANS	American Nuclear Society
Board	Board of Directors
CEO	Chief Executive Officer
CERT	Community Emergency Response Team
CFO	Chief Financial Officer
COO	Chief Operating Officer
Cinergy Plan	Cinergy Corp. Non-Union Employees’ Pension Plan
Deloitte	Deloitte & Touche LLP
Directors’ Savings Plan	Duke Energy Corporation Directors’ Savings Plan
Duke Energy or the Company	Duke Energy Corporation
Duke Energy Progress	Duke Energy Progress, LLC
Duke Energy Carolinas	Duke Energy Carolinas, LLC
ECBP	Duke Energy Executive Cash Balance Plan
EEI	Edison Electric Institute
ESCC	Electricity Subsector Coordinating Council
EPS	Earnings Per Share
Exchange Act	Securities Exchange Act of 1934, as amended
Executive Savings Plan	Duke Energy Corporation Executive Savings Plan
FAP	Final Average Monthly Pay
GAAP	Generally Accepted Accounting Principles in the United States
GRI	Global Reporting Initiative
Internal Revenue Code	Internal Revenue Code of 1986
INPO	Institute of Nuclear Power Operations
LDC	Local Distribution Company
LTI	Long-Term Incentive
MW	Megawatt
NCUC	North Carolina Utilities Commission
NEI	Nuclear Energy Institute
NEO	Named Executive Officer
Notice	Notice Regarding the Availability of Proxy Materials
NRC	Nuclear Regulatory Commission
NYSE	New York Stock Exchange
O&M	Operations and Maintenance
OSHA	Occupational Safety and Health Administration
PSCSC	Public Service Commission of South Carolina
pandemic	COVID-19 pandemic
Piedmont	Piedmont Natural Gas Company, Inc.
RCBP	Duke Energy Retirement Cash Balance Plan
Retirement Savings Plan	Duke Energy Retirement Savings Plan
RSU	Restricted Stock Unit
SAR	Stock Appreciation Right
SASB	Sustainability Accounting Standards Board
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
STI	Short-Term Incentive
TCFD	Task Force for Climate-related Disclosures
TDC	Total Direct Compensation
TICR	Total Incident Case Rate
TSR	Total Shareholder Return
Traditional Program	Cinergy Plan’s Traditional Program
UN SDGs	United Nations Sustainable Development Goals
UTY	Philadelphia Utility Index
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 91

APPENDIX A
Cautionary Note Regarding Forward-Looking Information
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:
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The ability to implement our business strategy, including meeting forecasted load growth demand, grid and fleet modernization objectives, and our carbon emission reduction goals, while balancing customer reliability and affordability;

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State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements and/or uncertainty of applicability or changes to such legislative and regulatory initiatives, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;

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The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;

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The ability to timely recover eligible costs, including amounts associated with coal ash impoundment retirement obligations, asset retirement and construction costs related to carbon emissions reductions, and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;

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The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;

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The impact of extraordinary external events, such as a global pandemic or military conflict, and their collateral consequences, including the disruption of global supply chains or the economic activity in our service territories;

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Costs and effects of legal and administrative proceedings, settlements, investigations and claims;

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Industrial, commercial and residential decline in service territories or customer bases resulting from sustained downturns of the economy, storm damage, reduced customer usage due to cost pressures from inflation, tariffs, or fuel costs, worsening economic health of our service territories, reductions in customer usage patterns, or lower than anticipated load growth, particularly if usage of electricity by data centers is less than currently projected, energy efficiency efforts, natural gas building and appliance electrification, and use of alternative energy sources, such as self-generation and distributed generation technologies;

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Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures, natural gas electrification, and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in a reduced number of customers, excess generation resources, as well as stranded costs;

•
Advancements in technology, including artificial intelligence;

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Additional competition in electric and natural gas markets and continued industry consolidation;

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The influence of weather and other natural phenomena on operations, financial position, and cash flows, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;

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Changing or conflicting investor, customer and other stakeholder expectations and demands, particularly regarding environmental, social and governance matters and costs related thereto;

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The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the Company resulting from an incident that affects the United States electric grid or generating resources;

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Operational interruptions to our natural gas distribution and transmission activities;

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The availability of adequate interstate pipeline transportation capacity and natural gas supply;

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The impact on facilities and business from a terrorist or other attack, war, vandalism, cybersecurity threats, data security breaches, operational events, information technology failures or other catastrophic events, such as severe storms, fires, explosions, pandemic health events or other similar occurrences;

•
The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;

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The timing and extent of changes in commodity prices, including any impact from increased tariffs and interest rates, and the ability to timely recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;

92 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

APPENDIX A
•
The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions, an individual utility’s generation portfolio, and general market and economic conditions;

•
Credit ratings of the Duke Energy Registrants may be different from what is expected;

•
Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;

•
Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, timing and receipt of necessary regulatory approvals, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;

•
Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;

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The ability to control operation and maintenance costs;

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The level of creditworthiness of counterparties to transactions;

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The ability to obtain adequate insurance at acceptable costs and recover on claims made;

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Employee workforce factors, including the potential inability to attract and retain key personnel;

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The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);

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The performance of projects undertaken by our businesses and the success of efforts to invest in and develop new opportunities;

•
The effect of accounting and reporting pronouncements issued periodically by accounting standard-setting bodies and the SEC;

•
The impact of United States tax legislation to our financial condition, results of operations or cash flows and our credit ratings;

•
The impacts from potential impairments of goodwill or investment carrying values;

•
Asset or business acquisitions and dispositions may not yield the anticipated benefits; and

•
The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy, or cause fluctuations in the trading price of our common stock.

Additional risks and uncertainties are identified and discussed in the Company’s and its subsidiaries’ reports filed with the SEC and available at the SEC’s website at www.sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and Duke Energy expressly disclaims an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2025 PROXY STATEMENT 93

APPENDIX B
Non-GAAP Financial Measures
Adjusted Earnings per Share (EPS)
The materials include a discussion of adjusted EPS. The non-GAAP financial measure, adjusted EPS, represents basic EPS from continuing operations available to Duke Energy Corporation common stockholders (GAAP reported EPS), adjusted for the per share impact of special items. Special items represent certain charges and credits, which management believes are not indicative of Duke Energy’s ongoing performance.
Management believes the presentation of adjusted EPS provides useful information to investors, as it provides them with an additional relevant comparison of Duke Energy’s performance across periods. Management uses this non-GAAP financial measure for planning and forecasting and for reporting financial results to the Board, employees, stockholders, analysts, and investors. Adjusted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measure for adjusted EPS is reported basic EPS available to Duke Energy Corporation common stockholders.
Adjusted EPS Guidance
The materials reference the long-term range of annual growth of 5%-7% through 2029 off the midpoint of 2025 adjusted EPS guidance range of $6.30. In addition, the materials include a reference to the forecasted 2024 adjusted EPS guidance range of $5.85 to $6.10, with a midpoint of $5.98. Forecasted adjusted EPS is a non-GAAP financial measure as it represents basic EPS from continuing operations available to Duke Energy Corporation common stockholders (GAAP reported EPS), adjusted for the per share impact of special items. Special items represent certain charges and credits, which management believes are not indicative of Duke Energy’s ongoing performance.
Due to the forward-looking nature of this non-GAAP financial measure for future periods, information to reconcile it to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods, such as legal settlements, the impact of regulatory orders or asset impairments.
94 DUKE ENERGY 2025 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV63132-P24550-Z89244! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !For Against Abstain! ! !DUKE ENERGY CORPORATIONThe Board of Directors recommends a vote "FOR" allDirector nominees.1. Election of directorsNominees:1m. Thomas E. Skains1n. William E. Webster, Jr.3. Advisory vote to approve Duke Energy's named executiveofficer compensation2. Ratification of Deloitte & Touche LLP as Duke Energy'sindependent registered public accounting firm for 20255. Shareholder proposal regarding a net-zero auditThe Board of Directors recommends a vote "FOR"Proposals 2 and 3.The Board of Directors recommends a vote "FOR"Proposal 4.Management Proposals4. Shareholder proposal regarding support simplemajority voteThe Board of Directors recommends a vote "AGAINST"Proposal 5.Shareholder ProposalsDUKE ENERGY CORPORATIONDEP-10I P.O. BOX 1414CHARLOTTE, NC 28201-14141a. Derrick Burks1b. Annette K. Clayton1c. Theodore F. Craver, Jr.1d. Robert M. Davis1e. Caroline Dorsa1f. W. Roy
Dunbar1g. Nicholas C. Fanandakis1h. John T. Herron1i. Idalene F. Kesner1j. E. Marie McKee1k. Michael J. Pacilio1l. Harry K. SiderisFor Against AbstainFor Against AbstainFor Against AbstainFor Against Abstain! ! !! ! !SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNETBefore the Annual Meeting of Shareholders (Annual Meeting) - Go to www.proxyvote.com or scan the QRBarcode aboveUse the Internet to transmit your voting instructions up until 11:59 p.m. Eastern time on April 30, 2025.Have your proxy card available when you access the website and follow the instructions to obtain your recordsand to create a voting instruction form.During the Annual Meeting - Go to www.virtualshareholdermeeting.com/DUK2025You may participate in the Annual Meeting via live webcast and vote online during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1.800.690.6903Use any touch-tone phone to transmit your voting instructions up until 11:59 p.m. Eastern timeon April 30, 2025. Have your proxy card available when you call and follow the instructions.VOTE BY MAILMark, sign, and date this proxy card, and return it in the postage-paid envelope we have provided or return it toVote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it is received by April 30, 2025.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent toreceiving all future proxy statements, proxy cards, and annual reports electronically via email or the Internet. Tosign-up for electronic delivery, please follow the instructions above to vote by Internet and, when prompted,indicate that you agree to receive or access proxy materials electronically in future years.

V63133-P24550-Z89244Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.DUKE ENERGY CORPORATIONAnnual Meeting of ShareholdersMay 1, 2025, at 1:00 p.m. Eastern timePROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoint(s) Harry K. Sideris, Brian D. Savoy, and Kodwo Ghartey-Tagoe, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of Duke Energy Corporation (Duke Energy) of the undersigned at the Annual Meeting of Shareholders (Annual Meeting) to be held via live webcast, on May 1, 2025, and at any adjournment thereof, upon all subjects that may come before the Annual Meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. If no directions are given, the individuals designated above will vote "FOR" the election of all director nominees under Proposal 1, "FOR" Proposals 2, 3, and 4, and vote "AGAINST" Proposal 5, and at their discretion on any other matter that may come before the Annual Meeting. Phone and online voting cutoff is 11:59 p.m. Eastern time on April 30, 2025, except as described below.This instruction and proxy card is also solicited by the Board of Directors of Duke Energy for use at the Annual Meeting on May 1, 2025, by persons who participate in the Duke Energy Retirement Savings Plan (Plan). Phone and online voting cutoff for participants in the Plan is 11:59 p.m. Eastern time on April 28, 2025.By signing this instruction and proxy card or by voting by phone or online, the undersigned hereby directs Fidelity Management Trust Company, as Trustee for the Plan, to vote, as designated herein, all shares of Duke Energy common stock with respect to which the undersigned is entitled to direct the Trustee as to voting under the Plan at the Annual Meeting to be held on May 1, 2025, and at any and all adjournments thereof. The Trustee is also authorized to vote such shares in connection with the transaction of such other business as may properly come before the Annual Meeting and any and all adjournments thereof. If no directions are given, the shares of Duke Energy common stock allocated to the undersigned's account will be voted by the Trustee in the same proportion as shares held by the Plan for which the Trustee has received voting directions from other participants in the Plan, unless the Trustee determines that to do so would be contrary to the Employee Retirement Income Security Act of 1974, as amended.